                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2002

                                 CLASS I SHARES

                                TABLE OF CONTENTS

 Chairman's Letter..............................................     Page 1

 Investment Review..............................................     Page 4

 Schedules of Investments.......................................     Page 17

 Statements of Assets and Liabilities...........................     Page 38

 Statements of Operations.......................................     Page 39

 Statements of Changes in Net Assets............................     Page 40

 Notes to Financial Statements..................................     Page 42

 Financial Highlights...........................................     Page 48

 Independent Auditor's Report...................................     Page 52

 Tax Information................................................     Page 53

 Management and Trustees' Information...........................     Page 54


       THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND
              TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS

   Bruce E. Ventimiglia                       Trustee, Chairman, President & CEO
   Patrick H. McCollough                      Trustee
   Udo W. Koopmann                            Trustee
   Floyd E. Seal                              Trustee
   Stephen Ventimiglia                        Vice President & Secretary
   William P. Marra                           Treasurer & Chief Financial Officer

   INVESTMENT MANAGER                                DISTRIBUTOR

   Saratoga Capital Management                       Funds Distributor, Inc.
   1101 Stewart Avenue, Suite 207                    60 State Street, Suite 1300
   Garden City, NY  11530-4808                       Boston, MA  02109


   TRANSFER AND SHAREHOLDER SERVICING AGENT          CUSTODIAN

   State Street Bank and Trust Company               State Street Bank and Trust
   P.O. Box 8514                                     Company
   Boston, MA  02266                                 P.O. Box 351
                                                     Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

October 23, 2002


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2001 through August 31, 2002.

           HAS IRRATIONAL EXUBERANCE TURNED INTO IRRATIONAL PESSIMISM?

Unfortunately, negative stock market trends can cause emotion to dictate investment decisions instead of sound judgment. This appears to be occurring presently. In 1990 much of the headline news was focused on potential war in the Middle East and an economic downturn, as it is today. Some observations:

1) THE ECONOMY SEEMS TO BE ON THE RIGHT TRACK AS IT WAS AFTER MARCH OF 1991.

The economy from September 1990 through March 1991 was in a mild recession. After that recession ended, the Gross Domestic Product (GDP) advanced by quarterly growth rates of 2.6%, 1.3%, and 2.5%. Recently we experienced a mild recession in 2001, followed by quarterly GDP growth rates of 2.7%, 5%, and 1.3%.

2) INFLATION SEEMS TO BE UNDER CONTROL AS IT WAS IN 1992.

The inflation rate as measured by the Consumer Price Index (CPI) as of August 2002 (eleven months after the recent recession might have concluded) stands at 1.8%, down from 3.7% in January 2001. Eleven months after the recession of 1990/1991, the CPI declined to 2.6%, down from 6.3% in October 1990.

3) RETAIL SALES APPEAR TO BE HEADING IN THE RIGHT DIRECTION.

Personal Consumption Expenditures (PCE) accounts for about 70% of the growth of the GDP. Retail sales are a good proxy for PCE. January 1991 retail sales hit a year-to-year (y-t-y) low of - 2% and, by February 1992, eleven months into that expansion, retail sales advanced by 4.4% y-t-y. Retail sales bottomed at .5% y-t-y as of September 2001, and as of August 2002 retail sales grew at a healthy rate of 5.2% y-t-y.

All of these statistics appear to be growing at a normal pace for eleven months into a recovery, so why is there so much fear and uncertainty? Is it the talk of war or a return to a government budget deficit? Historically, when war has been rumored the stock market has performed poorly. Leading up to the 1990/1991 Persian Gulf War the market declined sharply. However, when we started executing a plan to overwhelm the enemy the stock market began one of its longest bull (i.e., advancing) markets. In addition, historically budget deficits have not been a negative for the market. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, the stock market has usually performed better during times of deficit than surplus. From 1926 through 2000 there were 60 years of deficits and only 15 years of surpluses, nonetheless the Standard & Poor's 500(R) stock index advanced at an average annual rate of about +11%. The stock market during many periods of surplus produced only slight gains or negative returns. However, during times of deficits the market usually performed very well. John Maynard Keynes, the namesake of Keynesian Economics, might have greeted this news positively. We believe the economy is properly positioned for this stage of its recovery. We also believe that investors should approach the stock market with well thought out investment strategies, and should not cast their strategies out into the winds of emotion.

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let's revisit some sound investment principles that can help you traverse both rising and falling markets.

                          SOUND INVESTMENT PRINCIPLES:

1) A WELL-DESIGNED ASSET ALLOCATION STRATEGY IS THE ANCHOR FOR MANY SUCCESSFUL INVESTORS. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then DON'T LET SHORT-TERM STOCK AND BOND MARKET FLUCTUATIONS OR INVESTMENT MANIAS CHANGE YOUR LONG-TERM INVESTMENT STRATEGY - REMAIN ANCHORED. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to earn higher rates of return over the long haul than they might earn if they place money in investments that don't fluctuate in value.

2) MANY SUCCESSFUL INVESTORS PUT PROFESSIONAL MONEY MANAGERS ON THEIR INVESTMENT TEAMS. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust's portfolios. The Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust's diversity of portfolio structure is designed to give you the opportunity to efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. FOR YOUR SERIOUS, "CORE" ASSETS, LET FULL-TIME INVESTMENT PROFESSIONALS PURCHASE AND SELL SECURITIES ON YOUR BEHALF.

3) STAY FOCUSED ON YOUR LONG-TERM INVESTMENT GOALS. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the institutional investment advisory firms that manage the portfolios of the Trust, and the performance of money managers in general, PLEASE REMEMBER

      THAT IT IS NOT UNUSUAL FOR MANAGERS' RETURNS TO VARY SIGNIFICANTLY FROM THEIR BENCHMARK INDICES OVER SHORT-TERM MEASUREMENT PERIODS SUCH AS SEVERAL QUARTERS. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4) CONSIDER ADDING MONEY TO YOUR INVESTMENT PORTFOLIO WHEN IT DECLINES IN VALUE. No one can tell you for sure when a market has reached bottom. It takes courage to be a successful investor.

5) BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY. Successful investing requires both discipline and patience.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                 Large
                             Capitalization
      Total Aggregate            Value        Morningstar     S & P/Barra
   Return for the Period       Portfolio      Large Value        Value
   Ended August 31, 2002       (Class I)       Average(1)        Index(2)
   ---------------------       ---------       ---------        -------

   9/1/94 (inception) -           8.1%            9.1%            9.4%
         8/31/02*

     9/1/01 - 8/31/02            -26.2%          -15.1%          -20.6%

     3/1/02 - 8/31/02            -20.2%          -14.0%          -15.7%

*    Annualized performance for periods greater than one year

The fiscal year ended August 31, 2002 was a difficult period for the stock market as prices fell due to investor concerns about the economy and corporate accounting scandals. The market finally showed some signs of stability in August, turning slightly higher in the month. The Saratoga Large Capitalization Value Portfolio trailed its benchmarks due primarily to our investments in telecommunication services stocks, which were down sharply. We did well relative to the market with our industrial stocks. Among individual holdings, the top contributor was Wells Fargo (banking), which rose 17% in the fiscal year on solid financial results. Our largest investment, Freddie Mac (mortgage securitization), was down slightly. The company continues to deliver strong earnings growth, and we believe this growth will drive the stock over time.

The Portfolio invests in stocks priced below our estimate of their intrinsic value. New positions in the second half of the year included pharmaceutical companies Pfizer and Eli Lilly. We like both stocks not only because of their attractive valuations but also because of their new product pipelines. Also new was News Corp., in our opinion an undervalued media company that stands to benefit as the economy strengthens and advertising sales recover. Looking ahead, we are generally optimistic about the stock market despite a continued high level of volatility. Economic expansion remains on track, and the cleanup of corporate accounting is continuing apace. As economic conditions improve, we believe that persistent corporate cost-cutting and ever-higher productivity levels are setting the stage for a sustained stock market rally.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


                                  [LINE GRAPH]


              Large Cap Value    Morningstar Large Value      S&P/Barra Value
                     $18,583             $20,072                $20,469

 9/1/1994            $10,000             $10,000                $10,000
8/31/1995            $12,360             $13,239                $11,910
8/31/1996            $14,798             $16,028                $14,018
8/31/1997            $19,440             $20,366                $19,223
8/31/1998            $19,627             $23,034                $19,148
8/31/1999            $23,521             $24,593                $25,679
8/31/2000            $23,406             $25,655                $28,072
8/31/2001            $25,180             $24,708                $25,770
8/31/2002            $18,583             $20,072                $20,469


1. The Morningstar Large Value Average, as of August 31, 2002, consisted of 816 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                 Large
                             Capitalization
     Total Aggregate            Growth        Morningstar     S & P/Barra
  Return for the Period        Portfolio     Large Growth        Growth
  Ended August 31, 2002        (Class I)      Average(1)         Index(2)
  ---------------------        ---------      ---------         -------

   9/1/94 (inception) -          4.9%            7.6%            10.9%
         8/31/02*

     9/1/01 - 8/31/02           -24.8%          -22.6%           -16.1%

     3/1/02 - 8/31/02           -23.2%          -19.2%           -17.9%

*    Annualized performance for periods greater than one year

The bottom line for the last year: there has been A DISCONNECT between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of those times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high-quality growth stocks.

The big fall-off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering loses. It will take time, but we have faith that: investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the Portfolio for an economic recovery, and each position in the Portfolio is there because we believe earnings growth will occur over the next economic cycle. We still believe in the powerful positive forces of GLOBALIZATION, TECHNOLOGY, and DEMOGRAPHICS, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California


                                  [LINE GRAPH]


                    Large Cap      Morningstar Large    S&P/Barra Growth
                 Growth $14,666     Growth  $17,968         $22,898

9/1/1994           $10,000             $10,000              $10,000
8/31/1995          $12,877             $13,218              $12,368
8/31/1996          $13,206             $15,723              $14,816
8/31/1997          $17,932             $19,646              $21,329
8/31/1998          $18,633             $26,294              $24,827
8/31/1999          $28,700             $37,095              $35,942
8/31/2000          $37,726             $40,612              $43,867
8/31/2001          $19,497             $24,030              $27,285
8/31/2002          $14,666             $17,968              $22,898




1. The Morningstar Large Growth Average, as of August 31, 2002, consisted of 1,116 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                 Small
     Total Aggregate         Capitalization    Morningstar
  Return for the Period        Portfolio       Small Blend        Russell 2000
  Ended August 31, 2002        (Class I)        Average(1)           Index(2)
  ---------------------        ---------        ---------           -------

   9/1/94 (inception) -           8.8%             9.9%               6.8%
         8/31/02*

     9/1/01 - 8/31/02            -5.4%            -10.6%             -15.4%

     3/1/02 - 8/31/02            -7.7%            -13.0%             -16.2%

*    Annualized performance for periods greater than one year

Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2002 were down modestly but handily outperformed the 15.4% decline posted by the small-cap Russell 2000 Index. The Portfolio's favorable relative performance is attributable to the reasonable valuations and higher-quality nature of our smaller companies during a tumultuous period that featured an historical attack on the U.S. and numerous scandals related to corporate governance.

Investor psychology is decidedly negative, as trillions of dollars of wealth have evaporated in recent years. Earnings and valuations of the overall market have been reset downward to better reflect reality, although scores of individual companies have been unduly punished in the process. Yet, as sensational as the scandals related to Arthur Andersen, Enron and WorldCom were, most managements continue to behave ethically. Additionally, the significant cost-cutting measures undertaken by many companies during the recent recession should result in healthy earnings gains with any sort of improvement in demand. The current low-interest-rate environment should help to stimulate demand and also act to improve stock valuations. At some point, this potential combination of improved earnings and higher valuations should lead to stronger stock prices.

In the meantime, we will continue to seek financially strong companies that demonstrate product leadership and can be purchased at discount valuations. Our commitment to sound analysis, discipline and prudence should bode well for your Portfolio, and we will continue to work hard to help you achieve your financial objectives.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


                  Small Cap        Morningstar Small Blend      Russell 2000
                  $19,646                $21,280                  $16,978

  9/1/1994          $10,000             $10,000                   $10,000
 8/31/1995          $12,638             $11,963                   $12,080
 8/31/1996          $14,031             $13,595                   $13,391
 8/31/1997          $16,566             $18,288                   $17,268
 8/31/1998          $11,497             $15,020                   $13,918
 8/31/1999          $15,511             $18,581                   $17,865
 8/31/2000          $20,073             $23,490                   $22,715
 8/31/2001          $20,774             $23,264                   $20,076
 8/31/2002          $19,646             $21,280                   $16,978


1. The Morningstar Small Blend Average, as of August 31, 2002, consisted of 266 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.


                                 International
      Total Aggregate               Equity          Morgan Stanley
   Return for the Period           Portfolio          EAFE Index
   Ended August 31, 2002           (Class I)       (U.S. Dollars)(1)
   ---------------------           ---------       -----------------

    9/1/94 (inception) -             -2.3%               0.6%
          8/31/02*

      9/1/01 - 8/31/02              -22.2%              -15.0%

      3/1/02 - 8/31/02              -12.8%               -7.2%

*    Annualized performance for periods greater than one year

Last September's terrorist attacks on the U.S. were the most startling events of the period. The immediate `flight to quality' that ensued was reflected in sharp declines by global equities. However, stock markets rallied strongly from the September 11th lows as aggressive monetary easing by the world's key central banks helped to reassure investors. Market sentiment was also buoyed by news of military successes in Afghanistan. Growth stocks in general, and technology stocks in particular, performed well.

In spite of an improvement in global economic data, the market rebound turned out to be short-lived. As we progressed throughout 2002, revelations of accounting irregularities amongst a number of large global corporations (including Enron and WorldCom) dented confidence in accounting numbers. This, coupled with concerns surrounding the sustainability of the U.S. economic recovery, weighed negatively on investor sentiment throughout the remainder of the reporting period, resulting in further losses by global equity markets.


Short-term we remain cautious favoring defensive investments in Europe while having reduced the Portfolio's exposure to Japan. However we continue to monitor Asia closely with a view to adding to our investments there.

As of August 31, 2002, the major weightings in the Portfolio were: Continental Europe, 44.8%; the United Kingdom, 21.7%; Japan, 16.9%; and Asia ex-Japan, 7.4%. Recent portfolio additions included: L'Air Liquide, the French chemical group that supplies industrial and medical gases to a range of industries and Kookmin Bank, a Korean bank.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland


                                  [LINE GRAPH]


                      International Equity      MS EAFE
                           $8,281               $10,458

       9/1/1994          $10,000                $10,000
      8/31/1995           $9,339                $10,050
      8/31/1996           $9,683                $10,840
      8/31/1997          $11,076                $11,821
      8/31/1998          $11,296                $11,804
      8/31/1999          $13,747                $14,835
      8/31/2000          $16,595                $16,256
      8/31/2001          $10,644                $12,296
      8/31/2002           $8,281                $10,458


1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This Index does not include fees and expenses, and investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the Index is used.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                                   Lipper
                                              Short-Intermediate     Lehman
                               Investment        Investment       Intermediate
     Total Aggregate          Quality Bond       Grade Debt        Government/
  Return for the Period         Portfolio           Funds            Credit
  Ended August 31, 2002         (Class I)         Index(1)         Bond Index(2)
  ---------------------         ---------         -------         ------------

   9/1/94 (inception) -           6.3%              6.5%              7.4%
         8/31/02*

     9/1/01 - 8/31/02             8.1%              5.3%              7.7%

     3/1/02 - 8/31/02             5.0%              3.0%              4.7%

*    Annualized performance for periods greater than one year

In the annual period ended August 31, 2002, the Portfolio distributed dividends of $0.51 per share. In addition, the Saratoga Investment Quality Bond Portfolio achieved positive results for the fiscal year ended August 31, 2002.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield advantage and as a hedge against the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.9 years, and an average duration of 2.9 years in the Portfolio.

Other Portfolio statistics as of August 31, 2002 are as follows: Average yield-to-maturity was 4.2%, average coupon was 6.3% and the average Moody's Rating was Aa3 with 30 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


             Investment Qual. Bond        Lipper Sh./Int.      Lehman Int. Gov't/Corp
                  $16,297              Inv. Grade  $16,515            $17,749

 9/1/1994         $10,000                   $10,000                   $10,000
8/31/1995         $10,712                   $10,825                   $10,946
8/31/1996         $11,058                   $11,314                   $11,433
8/31/1997         $11,849                   $12,146                   $12,398
8/31/1998         $12,703                   $13,084                   $13,510
8/31/1999         $12,872                   $13,359                   $13,807
8/31/2000         $13,622                   $14,151                   $14,670
8/31/2001         $15,080                   $15,678                   $16,474
8/31/2002         $16,297                   $16,515                   $17,749


1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation consistent with prudent investment management and the preservation of capital.

                                Municipal      Lipper General
     Total Aggregate              Bond            Municipal           Lehman
  Return for the Period         Portfolio        Debt Funds         Municipal
  Ended August 31, 2002         (Class I)         Index(1)        Bond Index(2)
  ---------------------         ---------         --------        -------------

   9/1/94 (inception) -           5.3%              6.1%               6.9%
         8/31/02*

     9/1/01 - 8/31/02             4.0%              4.7%               6.2%

     3/1/02 - 8/31/02             2.9%              3.8%               4.2%

*    Annualized performance for periods greater than one year

High-quality municipal bonds provided positive returns in the fiscal year ended August 31, 2002. The market benefited throughout the year from low inflation, an uncertain economy and a flight to quality as a result of corporate accounting scandals which diminished investor interest in the stock market. Bond prices were aided further by interest rate reductions by the Federal Reserve early in the fiscal year and by indications late in the year that the Federal Reserve is unlikely to raise interest rates anytime soon. Bond prices normally move inversely to interest rates.

The Saratoga Municipal Bond Portfolio performed well, capturing some of the market's best opportunities. The Portfolio owned a sizable position in longer-term securities, which were among the top performers. Our emphasis on quality also paid off. About three-quarters of the Portfolio is invested in triple-A bonds (the highest rating), including insured securities. In addition, we had exposure to general obligation securities, one of the better-performing sectors. We believe that tax-exempt municipals currently offer attractive tax-adjusted yields relative to other securities. We also believe that the outlook for municipals remains favorable, assuming that inflation continues to be under control.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


                                  [LINE GRAPH]


                 Municipal Bond       Lipper Gen.         Lehman Muni. Bond
                    $15,148       Muni. Bond  $16,013           $17,075

 9/1/1994           $10,000            $10,000                  $10,000
8/31/1995           $10,465            $10,768                  $10,890
8/31/1996           $10,976            $11,299                  $11,457
8/31/1997           $11,818            $12,290                  $12,517
8/31/1998           $12,813            $13,347                  $13,600
8/31/1999           $12,486            $13,192                  $13,668
8/31/2000           $13,245            $13,900                  $14,593
8/31/2001           $14,564            $15,296                  $16,080
8/31/2002           $15,148            $16,013                  $17,075


1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                             U.S. Government       90 Day T-Bills
                               Money Market           Average
          7-Day                  Portfolio            Discount
      Compound Yield             (Class I)              Yield
      --------------             ---------              -----
         8/31/02                    0.5%                1.6%


                              U.S. Government
     Total Aggregate            Money Market         Lipper U.S.
  Return for the Period          Portfolio         Treasury Money
  Ended August 31, 2002          (Class I)         Market Index(1)    90 Day T-Bills
  ---------------------          ---------         --------------     --------------

   9/1/94 (inception) -             4.2%                4.4%               4.9%
         8/31/02*
     9/1/01 - 8/31/02               1.6%                1.6%               2.0%
     3/1/02 - 8/31/02               0.5%                0.6%               0.9%

*    Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2002 and the average dollar-weighted Portfolio maturity was 72 days compared with a maximum allowable maturity of 90 days. During the last twelve months, the average dollar-weighted maturity of the Portfolio was 78 days. During the last four months of 2001, the Federal Reserve remained accommodative and continued lowering the cost of overnight bank borrowings by a cumulative
1.75 percentage points. Since December, the Fed Funds rate has remained steady at 1.75%. Sterling believes short-term rates are bottoming as the economy shows some signs of strengthening. However, we believe that the Federal Reserve has delayed raising short-term rates due to the volatility in the stock market.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES
         OR
      PRINCIPAL
        AMOUNT                                                    VALUE
                    COMMON STOCKS (92.87%):
                    AEROSPACE & DEFENSE (1.20%):
        19,700      Boeing Company                             $  730,279

                    BANKING (5.46%):
        78,807      FleetBoston Financial Corp.                 1,901,613
        54,200      J.P. Morgan Chase & Co.                     1,430,880
                                                                3,332,493

                    BROADCAST SERVICES AND PROGRAMMING (2.08%):
        37,200      Clear Channel Communications,               1,271,496
                    Inc. *

                    COMPUTER HARDWARE (2.13%):
       192,400      EMC Corp. *                                 1,300,624

                    COMPUTER SOFTWARE (1.08%):
        13,450      Microsoft Corp. *                             660,126

                    COSMETIC/TOILETRIES (1.76%):
        34,000      Gillette Co.                                1,072,020

                    DRUGS/MEDICAL PRODUCTS (2.19%):
        25,800      Bristol Myers Squibb Co.                      643,710
        12,000      Eli Lilly & Co.                               696,600
                                                                1,340,310

                    ELECTRIC - INTEGRATED (0.51%):
        15,600      Nisource, Inc.                                310,284

                    ELECTRONIC COMPONENTS (1.17%):
        75,600      Flextronics International Ltd. *              715,932

                    FINANCIAL SERVICES (24.68%):
        36,000      Cit Group Inc. *                              783,000
        68,200      Citigroup, Inc.                             2,233,550
        79,300      Federal Home Loan Mortgage Corp.            5,083,130
        21,100      Federal National Mortgage Association       1,598,958
        37,500      Household International, Inc.               1,354,125
        14,400      Morgan Stanley Dean Witter & Co.              615,168
        65,360      Wells Fargo & Co.                           3,411,138
                                                               15,079,069

  August 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

      SHARES
        OR
     PRINCIPAL
      AMOUNT                                                       VALUE
                    INSURANCE (5.46%):
        40,300      IMS Health, Inc.                            $  701,220
        64,200      John Hancock Financial Services,             1,948,471
                    Inc.
             1      Travelers Property Casualty                          8
                    Corp. New CL A *
             1      Travelers Property Casualty                         13
                    Corp. New CL B *
        29,500      Unumprovident Corp.                            683,220
                                                                 3,332,932

                    MEDIA/BROADCASTING (1.83%):
        62,700      EchoStar Communications Corp. *              1,116,060

                    METAL - ALUMINUM (3.25%):
        70,400      Alcan Aluminum, Ltd.                         1,982,464

                    MULTIMEDIA (0.89%):
        42,800      AOL Time Warner, Inc. *                        541,420

                    NETWORKING PRODUCTS (1.24%):
        54,700      Cisco Systems, Inc. *                          755,954

                    OIL AND GAS (3.80%):
        30,259      Chevrontexaco Corp.                          2,318,747

                    OIL AND GAS DRILLING (1.56%):
        38,800      Transocean Sedco Forex, Inc.                   950,600

                    OIL AND GAS EXPLORATION SERVICES (6.53%):
        44,100      Anadarko Petroleum Corp.                     1,968,624
        16,200      Apache Corp.                                   891,972
        21,500      Conocophillips *                             1,130,470
                                                                  3,991,06

                    PHARMACEUTICALS (2.37%):
        22,100      Pfizer, Inc.                                   731,068
        16,800      Wyeth                                          719,040
                                                                 1,450,108

                    POWER/UTILITY (4.96%):
        27,500      Duke Energy Corp.                              737,825
        48,900      Exelon Corp.                                 2,289,498
                                                                 3,027,323

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

         SHARES
           OR
        PRINCIPAL
         AMOUNT                                                      VALUE
                     RESTAURANTS (2.58%):
         66,300      McDonalds Corp.                             $ 1,575,288

                     RETAIL (8.51%):
         79,500      CVS Corp.                                     2,336,505
         89,900      Dollar General Corp.                          1,346,702
         53,600      Kroger Co. *                                    969,088
         16,200      Target Corp.                                    554,040
                                                                   5,206,335

                     SATELLITE TELECOMMUNICATIONS (2.23%):
        132,600      General Motors Corp. - Class H *              1,364,454

                     TELECOMMUNICATIONS (5.40%):
         64,400      SBC Communications, Inc.                      1,593,256
         32,700      Sprint Corp.                                    379,320
         42,800      Verizon Communications, Inc.                  1,326,800
                                                                   3,299,376

Total Common Stocks (Cost $63,404,564)                           $56,724,760

                     PREFERRED STOCK (1.00%):
                     MULTI-MEDIA (1.00%):
                     AUSTRALIA (1.00%):
         33,500      News Corp. LTD, ADR                             613,050

Total Preferred Stock (Cost $778,768)                            $   613,050

                     SHORT-TERM GOVERNMENT NOTES (4.80%):
                     STUDENT LOAN MARKETING ASSOCIATION (4.80%):
  $ 2,935,000        1.79%, 9/3/02                                  2,934,708

Total Short-Term Government Notes (Cost $2,934,708)               $ 2,934,708

Total Investments (Cost $67,118,040)                      98.67% $ 60,272,518
Other assets in excess of liabilities                      1.33%      812,883
NET ASSETS                                               100.00% $ 61,085,401
-----------
Percentages indicated are based on net assets of $61,085,401.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
      AMOUNT                                                    VALUE
                COMMON STOCKS (92.49%):
                BEVERAGES (1.69%):
      20,000    PepsiCo, Inc.                                $  791,000

                BIOMEDICAL (2.10%):
      30,000    Genentech, Inc. *                               983,700

                COMPUTER HARDWARE (4.25%):
      40,000    Dell Computer Corp. *                         1,064,400
      65,000    EMC Corp. *                                     439,400
      30,000    Veritas Software Corp. *                        485,700
                                                              1,989,500

                COMPUTER SOFTWARE (7.67%):
      18,000    Electronic Arts, Inc. *                       1,138,680
      50,000    Microsoft Corp. *                             2,454,000
                                                              3,592,680

                DATA PROCESSING SERVICES (1.94%):
      24,000    Automatic Data Processing, Inc.                 906,480

                ELECTRONICS (8.13%):
      22,000    Emerson Electric Co.                          1,073,160
     105,000    Intel Corp.                                   1,750,350
      50,000    Texas Instruments, Inc.                         985,000
                                                              3,808,510

                FINANCIAL SERVICES (7.27%):
      45,000    Citigroup, Inc.                               1,473,750
      25,000    Goldman Sachs Group, Inc.                     1,932,500
                                                              3,406,250

                INSURANCE (5.79%):
      20,000    American International Group, Inc.            1,256,000
      28,000    Marsh & McLennan Companies, Inc.              1,362,199
       1,944    Travelers Property Casualty Corp.                30,563
                New CL A *
       3,994    Travelers Property Casualty Corp.                65,070
                New CL B *
                                                              2,713,832

                MANUFACTURING (8.73%):
      97,000    General Electric Co.                          2,924,550
      17,000    Illinois Tool Works, Inc.                     1,164,840
                                                              4,089,390

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
     AMOUNT                                                     VALUE
                MEDICAL INSTRUMENTS (2.11%):
      24,000    Medtronic, Inc.                               $  988,320

                MINING (2.67%):
      10,000    Minnesota Mining & Manufacturing               1,249,500
                Co.

                MULTIMEDIA (3.56%):
      45,000    AOL Time Warner, Inc. *                          569,250
      27,000    Viacom, Inc.  Class B *                        1,098,900
                                                               1,668,150

                NETWORKING PRODUCTS (4.31%):
     146,000    Cisco Systems, Inc. *                          2,017,720

                OIL/GAS (1.89%):
      25,000    Exxon Mobil Corp.                                886,250

                PHARMACEUTICALS (7.61%):
      23,000    Johnson & Johnson                              1,249,130
      70,000    Pfizer, Inc.                                   2,315,600
                                                               3,564,730

                RESTAURANTS (2.15%):
      50,000    Starbucks Corp. *                              1,005,000

                RETAIL (13.22%):
      35,000    Costco Wholesale Corp. *                       1,169,350
      32,000    Home Depot, Inc.                               1,053,760
      15,000    Kohl's Corp. *                                 1,045,800
      30,000    Wal-Mart Stores, Inc.                          1,604,400
      38,000    Walgreen Co.                                   1,320,500
                                                               6,193,810

                SEMICONDUCTOR (3.99%):
      85,000    Applied Materials, Inc. *                      1,135,600
      30,000    Novellus Systems, Inc. *                         733,800
                                                               1,869,400

                SHIPPING/TRANSPORTATION (3.41%):
      25,000    United Parcel Service, Inc.,                   1,597,750
                Class B

Total Common Stocks (Cost $46,270,651)                      $ 43,321,972

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                   VALUE
                SHORT TERM CORPORATE NOTES (5.34%):
                FINANCIAL SERVICES  (5.34%):
 $ 2,500,000    General Electric Capital Corp.              $ 2,500,000
                Discount Note, 1.77% due 9/04/02

Total Short Term Corporate Notes (Cost $2,500,000)          $ 2,500,000



Total Investments (Cost $48,770,651)                97.83% $ 45,821,972

Other assets in excess of liabilities                2.17%    1,014,185

NET ASSETS                                         100.00% $ 46,836,157
------------
Percentages indicated are based on net assets of $46,836,157.


*    Non-income producing securities.

See accompanying notes to financial statements.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                 VALUE
-----------                                             --------
             COMMON STOCKS (97.72%):
             Automotive Equipment & Manufactuing (2.36%):
    12,000   Borg Warner, Inc.                           $ 722,880
                                                      ------------

             BIOTECHNOLOGY (2.56%):
    20,500   Cambrex Corp.                                 785,355
                                                      ------------

             CHEMICALS (2.54%):
    51,000   RPM, Inc.                                     779,280
                                                      ------------

             CONSTRUCTION (5.98%):
    33,800   Granite Construction, Inc.                    618,540
    27,000   Insituform Technologies Inc. - Class A*       431,190
    23,000   Lafarge S.A.                                  782,230
                                                      ------------
                                                         1,831,960
                                                      ------------

             CONTAINERS & PACKAGING (3.30%):
    31,500   AptarGroup, Inc.                            1,011,150
                                                      ------------

             DIVERSIFIED MANUFACTURING (3.47%):
    22,000   Teleflex, Inc.                              1,064,140
                                                      ------------

             ELECTRICAL PRODUCTS (6.04%):
    40,000   Baldor Electric Co.                           820,000
    46,000   Belden, Inc.                                  768,660
    40,600   Cable Design Technologies Corp.*              261,870
                                                      ------------
                                                         1,850,530
                                                      ------------

             Electronic Components (6.16%):
    44,500   Bel Fuse Inc., Class B                      1,050,200
    21,500   Excel Technology, Inc. *                      489,985
    17,500   Technitrol, Inc.                              348,425
                                                      ------------
                                                         1,888,610
                                                      ------------

             ENERGY & UTILITIES (6.58%):
    41,500   NUI Corp.                                     845,770
    47,000   Questar Corp.                               1,172,180
                                                      ------------
                                                         2,017,950
                                                      ------------

             HOUSEHOLD PRODUCTS (6.52%):
    42,000   Church & Dwight Co., Inc.                   1,314,600
    22,500   Libbey, Inc.                                  684,000
                                                      ------------
                                                         1,998,600

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                VALUE
-----------                                             --------
             INSURANCE - LIFE & HEALTH (3.86%):
    36,000   Protective Life Corp.                     $ 1,182,600
                                                      ------------

             MANUFACTURING (5.54%):
    38,000   Clarcor, Inc.                               1,166,600
    47,100   JAKKS Pacific, Inc. *                         532,696
                                                      ------------
                                                         1,699,296
                                                      ------------

             MEDICAL PRODUCTS (7.22%):
    11,000   Dentsply International, Inc.                  436,370
    22,200   Inamed Corp. *                                520,590
    33,000   PolyMedica, Corp. *                           805,860
    19,000   West Pharmaceutical Services, Inc.            454,860
                                                      ------------
                                                         2,217,680
                                                      ------------

             OIL/GAS (11.11%):
    28,000   Newfield Exploration Co. *                    949,200
    29,500   Piedmont Natural Gas Co., Inc..             1,061,705
    35,000   Vintage Petroleum, Inc.                       354,900
    51,500   XTO Energy, Inc.                            1,042,875
                                                      ------------
                                                         3,408,680
                                                      ------------

             PHARMACY SERVICES (1.53%):
    43,400   MIM Corp. *                                   468,286
                                                      ------------

             REAL ESTATE INVESTMENT TRUSTS (1.69%):
    15,400   Mack-Cali Realty Corp.                        516,670
                                                      ------------

             RESTAURANTS (5.62%):
    40,500   Applebee's International, Inc.                899,505
    28,000   Outback Steakhouse, Inc. *                    822,080
                                                      ------------
                                                         1,721,585
                                                      ------------

             RETAIL (7.01%):
    44,000   Claire's Stores, Inc.                         936,320
    22,000   Footstar, Inc. *                              236,500
    26,000   ShopKo Stores, Inc. *                         373,360
    29,000   Supervalu, Inc.                               602,330
                                                      ------------
                                                         2,148,510
                                                      ------------

             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.28%):
    30,000   Veeco Instruments Inc. *                      393,000
                                                      ------------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                VALUE
-----------                                            --------
             SEMICONDUCTOR INDUSTRY (3.26%):
     30,000  Actel Corp. *                              $ 425,100
     26,400  International Rectifier Corp. *              574,464
                                                      ------------
                                                           999,564
                                                      ------------

             TRUCKING (4.09%):
     45,500  Arkansas Best Corp. *                        936,390
     13,500  Roadway Express, Inc.                        318,600
                                                      ------------
                                                         1,254,990
                                                      ------------

                                                      ------------
Total Common Stocks (Cost $31,297,446)                $ 29,961,316
                                                      ------------

             REPURCHASE AGREEMENTS (8.18%):
$ 2,507,000  State Street Bank & Trust Company,         2,507,000
             0.65%, purchased on 8/30/02,            ------------
             due 9/3/02 with a maturity
             value of $2,507,181
             (collateralized fully by
             U.S. Treasury Note, 4.87%,
             11/15/21, value $2,562,219)


                                                     ------------
Total Repurchase Agreements (Cost $2,507,000)         $ 2,507,000
                                                     ------------

Total Investments (Cost $33,804,446)         105.90%  $32,468,316
                                                     ------------

Liabilities in excess of other assets        (5.90)%   (1,808,518)
                                                     ------------

NET ASSETS                                   100.00%  $30,659,798
                                          =========   ===========
------------

Percentages indicated are based on net assets of $30,659,798.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                             VALUE
                     COMMON STOCKS (98.13%):
                     AUSTRALIA (1.98%):
                     BANKING (1.98%):
        5,370        Australia & New Zealand Banking                $  279,884
                     Group, Ltd., ADR

                     FINLAND (3.01%):
                     TELECOMMUNICATIONS (3.01%):
       31,840        Nokia Corp., Sponsored ADR                        425,274

                     FRANCE (12.40%):
                     INSURANCE-MULTI-LINE (1.73%):
       17,800        AXA, ADR                                          243,860

                     MEDICAL SUPPLIES (1.78%):
        9,056        L'Air Liquide SA, ADR                             250,973

                     OIL & GAS (4.98%):
        9,895        TotalFinaElf SA, Sponsored ADR                    705,712

                     Pharmaceuticals (3.91%):
        9,380        Aventis, ADR                                      552,107

                                                                     1,752,652

                     GERMANY (7.79%):
                     Banking (2.75%):
        6,310        Deutsche Banc AG, ADR                             388,695

                     COMPUTER SOFTWARE (1.10%):
        8,094        SAP AG, ADR                                       155,810

                     Diversified Manufacturing
                     Operations (2.04%):
        6,105        Siemens AG, ADR                                   288,571

                     Insurance (1.90%):
       21,092        Allianz AG, ADR                                   268,687

                                                                     1,101,763

                     HONG KONG (1.77%):
                     EXCHANGE TRADED FUNDS (1.77%):
       32,000        iShares MSCI Hong Kong *                          250,240

                     IRELAND (2.75%):
                     BUILDING PRODUCTS - CEMENT/AGGREGATE (2.75%):
       27,100        CRH PLC, Sponsored ADR                            389,338

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                                VALUE
                     ITALY (2.61%):
                     TELECOMMUNICATIONS (2.61%):
        4,620        Telecom Italia SpA, ADR                         $  368,676

                     JAPAN (18.20%):
                     AUDIO/VIDEO PRODUCTS (1.30%):
        4,210        Sony Corp., ADR                                    183,177

                     AUTOMOBILES & TRUCKS (1.60%):
        4,531        Toyota Motor Corp., ADR                            226,731

                     BANKING & FINANCE (1.64%):
       33,867        Mitsubishi Tokyo Financial Group,                  231,312
                     Inc., ADR

                     COSMETICS/TOILETRIES (2.58%):
        1,597        Kao Corp., ADR                                     365,694

                     FINANCE (1.77%):
        6,987        Orix Corp., ADR                                    249,785

                     IDENTIFICATION SYS/DEV (1.88%):
        2,877        Secom Co., Ltd., ADR                               265,461

                     OFFICE EQUIPMENT (2.36%):
        9,749        Canon, Inc., ADR                                   333,806

                     RETAIL (2.58%):
        9,924        Seven-Eleven Japan Ltd., ADR                       364,099

                     SOFTWARE & COMPUTER SERVICES (0.99%):
        5,441        Trend Micro, Inc., ADR *                           140,378

                     TELECOMMUNICATIONS (1.50%):
       10,676        Nippon Telegraph and Telephone                     212,559
                     Corp., ADR

                                                                      2,573,002

                     KOREA (2.47%):
                     BANKING (2.47%):
        7,600        Kookmin Bank, Sponsored ADR                        349,706

                     NETHERLANDS (6.61%):
                     ELECTRONICS (2.27%):
       15,874        Koninklijke Philips Electronics                    320,656
                     NV, ADR

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

      SHARES                                                            VALUE
                     MULTI-MEDIA (2.21%):
       12,750        VNU NV, ADR                                    $  312,585

                     TRANSPORT - AIR FREIGHT (2.13%):
       15,164        TPG NV, ADR                                       301,005

                                                                       934,246

                     SPAIN (7.11%):
                     BANKING (3.76%):
       20,750        Banco Bilbao Vizcaya Argentari, ADR               202,935
       49,587        Banco Santander Central Hispano                   328,266
                     Americano, ADR
                                                                       531,201

                     TELECOMMUNICATIONS (3.35%):
       17,177        Telefonica, ADR *                                 473,398

                                                                     1,004,599

                     SWITZERLAND (6.24%):
                     FOOD PRODUCTS (3.06%):
        8,038        Nestle, ADR                                       431,198

                     HUMAN SERVICES (1.54%):
       19,950        Adecco, ADR                                       218,032

                     PHARMACEUTICALS (1.64%):
        5,730        Novartis AG, ADR                                  232,543

                                                                       881,773

                     TAIWAN (1.78%):
                     ELECTRONICS (0.82%):
       25,300        United Microelectronics, ADR                      115,601

                     Semiconductors (0.96%):
       16,621        Taiwan Semiconductor Manufacturing                135,793
                     Co. Ltd., ADR *

                                                                       251,394

                     UNITED KINGDOM (23.41%):
                     BANKING (3.93%):
       19,200        Barclays PLC, ADR                                 554,879

                     BEVERAGES (3.27%):
        9,560        Diageo PLC, ADR                                   462,583

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                                           VALUE
                     FINANCIAL SERVICES (4.38%):
       10,830        HSBC Holdings PLC, ADR                        $    619,042

                     OIL & GAS (4.83%):
       16,832        Shell Transport & Trading Co., ADR                 683,043

                     PHARMACEUTICALS (3.92%):
       14,638        GlaxoSmithKline PLC, ADR                           554,634

                     TELECOMMUNICATIONS (3.08%):
       27,240        Vodafone Group PLC, ADR                            435,568

                                                                      3,309,749

Total Common Stocks (Cost $19,679,066)                             $ 13,872,296




Total Investments (Cost $19,679,066)                       98.13%  $ 13,872,296
Other assets in excess of liabilities                       1.87%       264,694
NET ASSETS                                                100.00%  $ 14,136,990
____________
Percentages indicated are based on net assets of $14,136,990.

*     Non-incoming producing securities.

SUMMARY OF
ABBREVIATIONS:
ADR   American Depository Receipt
See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                           VALUE
------------                                                     ---------
               ASSET BACKED SECURITIES (0.02%):
$     5,889    Residential Asset Securities Corp.,              $    5,882
               Series 1999-KS2,                                  ---------
               Class AI14, 6.795%, 10/25/23

                                                                 ---------
Total Asset Backed Securities (Cost $5,977)                          5,882
                                                                 ---------

               U.S. GOVERNMENT AGENCIES (20.19%):
               FANNIE MAE (6.24%):
  1,900,000    6.00%, 5/15/08                                    2,103,395
                                                                 ---------

               FREDDIE MAC (13.95%):
  1,000,000    5.125%, 10/15/08                                  1,060,290
  3,000,000    Series EA10, 7.625%, 5/14/10                      3,640,740
                                                                 ---------
                                                                 4,701,030
                                                                 ---------

                                                                 ---------
Total U.S. Government Agencies (Cost $6,097,497)                 6,804,425
                                                                 ---------

               U.S. TREASURY OBLIGATIONS (21.20%):
               U.S. TREASURY NOTES (21.20%):
  3,927,756    3.50%, 1/15/11                                    4,258,512
  2,700,000    5.00%, 8/15/11                                    2,888,136

                                                                 ---------
Total U.S. Treasury Obligations (Cost $6,736,726)                7,146,648
                                                                 ---------

               CORPORATE NOTES & BONDS (53.43%):
               AMUSEMENT PARKS (1.51%):
    500,000    Walt Disney Co., 4.875%, 7/2/04                     507,715
                                                                 ---------

               AUTOMOTIVE (4.60%):
  1,500,000    TRW, Inc., 6.05%, 1/15/05                         1,551,465
                                                                 ---------

               BANK, INSURANCE & Finance (1.50%):
    210,571    PNC Mortgage Securities Corp., 6.75%, 10/25/28      220,506
    277,243    PNC Mortgage Securities Corp., 7.22%,               286,425
               10/25/29                                          ---------
                                                                   506,931
                                                                 ---------
               CHEMICALS (4.70%):
  1,500,000    ICI Wilmington, Inc., 6.95%, 9/15/04              1,584,000
                                                                 ---------

               ELECTRIC UTILITIES (9.82%):
  1,000,000    Detroit Edison Co., 7.50%, 2/1/05                 1,084,270
  1,000,000    Jersey Central Power & Light, 6.375%, 5/1/03        996,570
    600,000    Public Service Electric & Gas Co., 8.875%, 6/1/03   622,650
    550,000    South Carolina Electric & Gas Co., 7.50%, 6/15/05   606,683
                                                                 ---------
                                                                 3,310,173
                                                                 ---------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                          VALUE
------------                                                    ---------
               ELECTRONIC COMPONENTS & SEMICONDUCTORS (3.82%):
$ 1,200,000    Avnet, Inc., 8.00%, 11/15/06                    $ 1,286,988
                                                                 ---------

               FINANCIAL SERVICES (10.93%):
  1,000,000    Associates Corp. North America, 6.625%, 6/15/05   1,075,929
               Bellsouth Savings & Security Employee Stock         132,236
    128,316    Option Plan, MTNA, Series A, 9.125%, 7/1/03
     76,052    Option Plan, MTN1, Series A, 9.125%, 7/1/03          78,224
    750,000    BHP Finance USA, 7.875%, 12/1/02                    758,798
    600,000    Duke Capital Corp., 6.25%, 07/15/05                 604,368
    147,079    Guaranteed Export Trust, 6.28%, 6/15/04             152,419
    850,000    National Rural Utilities, 6.00%, 1/15/04            880,150
                                                                 ---------
                                                                 3,682,124
                                                                 ---------

               FOREST & PAPER PRODUCTS (4.61%):
  1,500,000    Scott Paper Co., 7.00%, 8/15/23                   1,552,935
                                                                 ---------

               OIL/GAS (0.83%):
    275,000    Amoco Canada Co., 7.25%, 12/1/02                    278,072
                                                                 ---------

               PHARMACEUTICALS (3.22%):
  1,000,000    American Home Products, 7.90%,                    1,085,940
               2/15/2005
                                                                 ---------

               TECHNOLOGY (3.02%):
  1,000,000    Lockheed Martin Corp., 6.75%,                     1,019,130
               3/15/2003
                                                                 ---------

               TELECOMMUNICATIONS (4.87%):
    500,000    Bell Atlantic West Virginia,                        525,315
               7.00%, 8/15/2004
    700,000    GTE Southwest Inc, 6.23%, 1/1/07                    715,596
    375,000    Pacific Bell, 7.00%, 7/15/04                        400,328
                                                                 ---------
                                                                 1,641,239
                                                                 ---------

                                                                 ---------
Total Corporate Notes & Bonds (Cost $17,540,653)                18,006,712
                                                                 ---------

Total Investments (Cost $30,380,853)               94.84%     $ 31,963,667
                                                                 ---------

Other assets in excess of liabilities               5.16%        1,739,152
                                                                 ---------

NET ASSETS                                        100.00%     $ 33,702,819
                                                =========        =========
-------------

Percentages indicated are based on net assets of $33,702,819.

See accompanying notes to financial statements

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      MUNICIPAL BONDS  (111.57%):
                      ARIZONA  (3.26%):
                      WATER/SEWER  (3.26%):
    $      350,000    Sedona, Wastewater Municipal Property, Corporate                                    $       342,731
                      Excise Tax Revenue, 4.75%, 7/1/27, MBIA                                             ---------------


                      CALIFORNIA  (16.05%):
                      HOUSING  (3.05%):
           310,000    State Housing Financing Agency, Revenue, Single                                             319,722
                      Family Mortgage Purchase Amount, Series A, Class I,                                 ---------------
                      5.30%, 8/1/18, FHA

                      POLLUTION CONTROL  (4.75%):
           500,000    Pollution Control Financing Authority, Floating, 1.81%, 9/1/20                              499,999
                                                                                                          ---------------

                      PUBLIC FACILITIES  (2.52%):
           250,000    State Public Works Board Lease Revenue, State                                               264,650
                      University Projects, Series A, 5.375%, 10/1/17                                      ---------------


                      TURNPIKE/TOLL  (1.92%):
           200,000    Foothill/Eastern Corridor Agency, Toll                                                      201,280
                       Road Revenue, 5.75%, 1/15/40                                                       ---------------

                      WATER UTILITY  (3.81%):
           400,000    Irvine Ranch Water Distribution, Floating, 1.75%, 5/1/09                                    400,000
                                                                                                          ---------------
                                                                                                                1,685,651
                                                                                                          ---------------

                      COLORADO  (4.13%):
                      HEALTH/HOSPITAL  (1.52%):
           150,000    Denver, City & County Revenue, Children's Hospital                                          159,618
                      Association Project, 6.00%, 10/1/15, FGIC                                           ---------------


                      PUBLIC FACILITIES  (2.61%):
           250,000    Denver, City & County, Excise Tax Revenue, Colorado                                         273,598
                      Convention Center Project, Series A, 5.50%, 9/1/17, FSA                             ---------------

                                                                                                          ---------------
                                                                                                                  433,216
                                                                                                          ---------------
                      DISTRICT OF COLUMBIA  (2.25%):
                      PUBLIC FACILITIES  (2.25%):
           250,000    Washington, Convention Center Authority, Dedicated                                          235,828
                      Tax Revenue, 4.75%, 10/1/28, AMBAC                                                  ---------------


                      FLORIDA  (5.70%):
                      EDUCATION  (0.36%):
            35,000    Dade County School Board Certification Participation,                                        37,729
                      Series A, 5.75%, 5/1/12                                                              --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      GENERAL OBLIGATION  (2.00%):
    $      200,000    State Board Education Cap Outlay, 5.00%, 6/1/18                                     $       209,830
                                                                                                          ----------------

                      PUBLIC FACILITIES  (3.34%):
           350,000    Miami Dade County Expwy, 4.375%, 7/1/2017                                                   350,731
                                                                                                          ---------------
                                                                                                                  598,290
                                                                                                          ---------------

                      HAWAII  (3.45%):
                      GENERAL OBLIGATION  (3.45%):
           355,000    State, GO, Series CR, 4.75%, 4/1/18                                                         361,781
                                                                                                          ---------------

                      KENTUCKY  (3.42%):
                      AIRPORT  (3.42%):
           350,000    Louisville & Jefferson County, Airport Authority, Airport                                   359,499
                      System Revenue, Series A, 5.375%, 7/1/23                                            ---------------


                      LOUISIANA  (1.59%):
                      GENERAL OBLIGATION  (1.59%):
           150,000    New Orleans, GO, 6.125%, 10/1/16, AMBAC                                                     166,581
                                                                                                          ---------------

                      MARYLAND  (3.10%):
                      WATER/SEWER  (3.10%):
           300,000    State Energy Funding Administration, Solid Waste                                            325,875
                      Disposal, LO Revenue, 6.30%, 12/1/10                                                ---------------


                      MASSACHUSETTS (3.82%):
                      GENERAL OBLIGATION  (3.82%):
           350,000    State, Series D, 5.50%, 11/1/14                                                             400,901
                                                                                                          ---------------

                      MISSOURI  (0.19%):
                      HOUSING  (0.19%):
            20,000    State Housing Development Community Mortgage, Single                                         20,425
                      Family Housing Revenue, Series C, 6.90%, 7/1/18, GNMA                               ---------------


                      NEBRASKA  (0.43%):
                      POWER/UTILITY  (0.43%):
            40,000    Omaha Public Power District, Electric Revenue,                                               45,657
                      Series C, 5.50%, 2/1/2014                                                           ---------------


                      NEVADA  (3.44%):
                      EDUCATION  (3.44%):
           350,000    Clark County School District, 5.00%, 6/15/2018                                              360,742
                                                                                                          ---------------
                                       33

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      NEW HAMPSHIRE  (2.51%):
                      HEALTH/HOSPITAL  (2.51%):
    $      250,000    State Health & Education Facilities Authority Revenue,                              $       263,148
                      Dartmouth-Hitchcock Obligation Group,                                                --------------
                       Callable 8/1/12 @ 100, 5.50%, 8/1/2027

                      NEW YORK  (9.22%):
                      GENERAL OBLIGATION  (5.71%):
           600,000    New York City, GO, Variable, Subseries A-10,                                                599,999
                      1.80%, 8/1/17, LOC:  Morgan Guaranty                                                 --------------


                      PUBLIC FACILITIES  (3.51%):
           325,000    Metro Transportation Authority Service Control, 5.50%, 7/1/15                               368,303
                                                                                                           --------------
                                                                                                                  968,302
                                                                                                           --------------

                      NORTH CAROLINA  (3.37%):
                      GENERAL OBLIGATION  (3.37%):
           350,000    Mecklenburg County, Series B, 4.50%, 2/1/18                                                 354,011
                                                                                                           --------------

                      NORTH DAKOTA  (3.54%):
                      HOUSING  (3.54%):
           362,000    State Housing Financing Agency, Revenue, Housing                                            371,466
                      Financing Program, Series C, 5.50%, 7/1/18                                           --------------


                      OHIO  (3.91%):
                      EDUCATION  (3.35%):
           350,000    Jonathan Alder LOC School District, 4.40%, 12/1/17                                          352,107
                                                                                                           --------------

                      HEALTH/HOSPITAL  (0.56%):
            50,000    Lorain County, Hospital Revenue, Regional Medical                                            58,893
                      Center, 7.75%, 11/1/13, AMBAC                                                        --------------
                                                                                                                  411,000
                                                                                                           --------------
                      OREGON  (3.81%):
                      REVENUE  (3.81%):
           400,000    Port Portland, Special Obligation, Horizon Air                                              400,000
                      Inspection Inc. Project, Revenue, 1.88%, 6/15/27                                     --------------


                      PENNSYLVANIA  (4.14%):
                      GENERAL OBLIGATION  (3.38%):
           350,000    Philadelphia, 4.90%, 9/15/20                                                                355,537
                                                                                                           --------------

                      REVENUE  (0.76%):
            75,000    Philadelphia, Municipal Authority                                                            79,458
                      Revenue, Series A, 5.625%, 11/15/14                                                  --------------

                                                                                                           --------------
                                                                                                                  434,995
                                                                                                           --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      PUERTO RICO  (0.70%):
                      POWER/UTILITY  (0.70%):
    $       65,000    Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15                          $        73,535
                                                                                                           --------------

                      SOUTH CAROLINA  (3.33%):
                      POWER/UTILITY  (3.33%):
           350,000    Piedmont Municipal Power Agency                                                             350,081
                      Electric, Series A, 5.00%, 1/1/18                                                    --------------


                      TENNESSEE  (3.44%):
                      EDUCATION  (3.44%):
           350,000    State School Board Authority, 5.125%, 5/1/21                                                360,934
                                                                                                           --------------

                      TEXAS  (5.09%):
                      EDUCATION  (2.54%):
           250,000    State University, System Revenue, 5.375%, 3/15/17, FSA                                      266,652
                                                                                                           --------------

                      HOUSING  (2.07%):
           200,000    State Veterans Housing Assistance,                                                          217,499
                      GO, Series B, 5.75%, 12/1/13, FHA                                                    --------------


                      POWER/UTILITY  (0.48%):
            50,000    Brazos River Authority Revenue, 5.80%, 8/1/15                                                50,167
                                                                                                           --------------
                                                                                                                  534,318
                                                                                                           --------------

                      UTAH  (1.43%):
                      GENERAL OBLIGATION  (1.43%):
           150,000    Clearfield City, GO, 5.00%, 2/1/23, MBIA                                                    149,804
                                                                                                           --------------

                      VIRGINIA  (3.01%):
                      HOUSING  (3.01%):
           300,000    State Housing Development Authority, Revenue,                                               315,621
                      Commonwealth Mortgage, Series B, 5.40%, 1/1/15                                       --------------


                      WISCONSIN  (12.99%):
                      GENERAL OBLIGATION  (3.34%):
           350,000    Milwaukee, Series Y, 4.625%, 9/1/2019                                                       350,973
                                                                                                           --------------

                      HEALTH/HOSPITAL  (6.78%):
           300,000    State Health & Educational Authority, Revenue, Aurora                                       302,967
                      Health Care, Inc., 5.25%, 8/15/27, MBIA
           400,000    State Health & Educational Facilities Authority, Revenue,                                   408,807
                      Waukesha Memorial Hospital, Series A, 5.25%,
                      8/15/19, AMBAC
                                                                                                            --------------
                                                                                                                  711,774
                                                                                                            --------------

                                       35

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      HOUSING  (1.19%):
    $      120,000    State Housing & Economic Development Authority,                                     $       124,717
                       Homeownership Revenue, Series F, 6.20%, 3/1/27                                      --------------


                      REVENUE  (1.68%):
           175,000    State Transportation Revenue, 4.60%, 7/1/18                                                 176,729
                                                                                                           --------------
                                                                                                                1,364,193
                                                                                                           --------------
                      WYOMING  (0.25%):
                      HOUSING  (0.25%):
            25,000    Community Development Authority Housing Revenue,                                             25,893
                      Series 1, 6.65%, 12/1/2006                                                           --------------


                                                                                                           --------------
Total Municipal Bonds                                                                                          11,714,478
                                                                                                           --------------

                      DEMAND NOTES  (11.24%):
                      NEVADA  (7.43%):
           780,000    Reno Hospital Revenue, 3.69%, 2/1/00, 1.88%, 5/15/23                                        780,000
                                                                                                           --------------

                      WYOMING  (3.81%):
           400,000    Lincoln County PCR, Series C, Exxon Co. Project,                                            400,000
                      3.65%, 2/1/00, 1.72%, 11/1/2014                                                      --------------


Total Demand Notes                                                                                              1,180,000
                                                                                                           --------------

Total Investments (Cost $12,619,231)                                                           122.81%    $    12,894,478
                                                                                                           ==============

Liabilities in excess of other assets                                                          (22.81)%        (2,394,857)
                                                                                                           ==============

NET ASSETS                                                                                     100.00%    $    10,499,621
                                                                                     ==================    ==============


------------
Percentages indicated are based on net assets of $10,499,621.


AMBAC                 Insured by AMBAC Indemnity Corporation
FGIC                  Insured by Financial Guaranty Insurance Corporation
FHA                   Federal Housing Administration
FSA                   Insured by Federal Security Assurance
GNMA                  Insured by Government National Mortgage Association
GO                    General Obligation
LO                    Limited Obligation
LOC                   Letter of Credit
MBIA                  Insured by Municipal Bond Insurance Association

See notes to accompanying financial statements.

August 31, 2002
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

    PRINCIPAL
     AMOUNT                                                                                                  VALUE
------------------                                                                                      -----------------
                      U.S. GOVERNMENT NOTES  (93.80%):

                      FEDERAL FARM CREDIT BANK DISCOUNT NOTES  (9.33%):
   $    3,637,000     1.68%, 10/1/02                                                                     $     3,631,908
                                                                                                        -----------------

                      FEDERAL HOME LOAN BANK DISCOUNT NOTES  (26.66%):
          235,000     1.72%, 10/2/02                                                                             234,652
        1,695,000     1.73%, 10/9/02                                                                           1,691,905
        1,250,000     1.72%, 10/11/02                                                                          1,247,611
        1,124,000     1.95%, 10/16/02                                                                          1,121,260
        3,000,000     1.63%, 11/20/02                                                                          2,989,133
        3,110,000     1.63%, 1/10/03                                                                           3,091,554
                                                                                                        -----------------
                                                                                                              10,376,115
                                                                                                        -----------------

                      FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (27.94%):
          175,000     1.68%, 9/10/02                                                                             174,927
        1,430,000     1.73%, 9/30/02                                                                           1,428,007
        3,500,000     1.67%, 10/15/02                                                                          3,492,856
        1,325,000     2.06%, 12/20/02                                                                          1,316,660
        1,990,000     1.70%, 12/30/02                                                                          1,978,723
        2,500,000     1.64%, 1/31/03                                                                           2,482,689
                                                                                                        -----------------
                                                                                                              10,873,862
                                                                                                        -----------------

                      FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES  (29.87%):
        2,280,000     1.82%, 2/20/02                                                                           2,276,427
        1,535,000     1.725%, 10/10/02                                                                         1,532,131
        2,245,000     1.61%, 10/23/02                                                                          2,239,779
        3,625,000     1.70%, 11/6/02                                                                           3,613,702
          380,000     1.88%, 11/27/02                                                                            378,274
          160,000     1.77%, 12/18/02                                                                            159,150
          420,000     1.60%, 2/12/03                                                                             416,939
        1,020,000     2.00%, 3/10/03                                                                           1,009,233
                                                                                                        -----------------
                                                                                                              11,625,635
                                                                                                        -----------------

                      Total U.S. Government Notes (Cost $36,507,520)                                     $    36,507,520
                                                                                                        -----------------

Total Investments (Cost $36,507,520)                                                             93.80%  $    36,507,520
                                                                                                        -----------------

Other assets in excess of liabilities                                                             6.20%        2,412,613
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                100.00%  $    38,920,133
                                                                                                        =================

----------------------
Percentages indicated are based on net assets of $38,920,133.


See accompanying notes to financial statements.

August 31, 2002
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                         ------------     ------------     ------------     ------------
                                                            LARGE            LARGE
                                                       CAPITALIZATION   CAPITALIZATION        SMALL        INTERNATIONAL
                                                            VALUE            GROWTH      CAPITALIZATION       EQUITY
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         ------------     ------------     ------------     ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 60,272,518     $ 45,821,972     $ 32,468,316     $ 13,872,296
Cash                                                             --            985,555           25,831        1,425,862
Interest and dividends receivable                             138,951           43,010           39,686           39,525
Receivable for capital shares issued                            4,768            7,943            1,737            1,218
Receivable from brokers for investments sold                1,249,434             --            536,013          458,794
Prepaid expenses and other assets                             133,450           98,999           45,304          108,287
     Total Assets                                          61,799,121       46,957,479       33,116,887       15,905,982


LIABILITIES:
Payable to Manager                                             33,662           26,036           16,994           10,401
Payable for investments purchased                             486,593             --          1,007,795          465,306
Payable for shares of beneficial
     interest redeemed                                         88,535           59,337        1,366,972        1,269,075
Administration fee payable                                      7,629            5,904            3,846            2,027
Other payables and accrued expenses                            17,244           30,045           61,482           26,368
Cash Overdraft                                                 80,057             --               --               --
     Total Liabilities                                        713,720          121,322        2,457,089        1,773,177


NET ASSETS:
Shares of beneficial interest at par value                     47,015           41,254           29,942           19,995
Paid-in-surplus                                            83,916,687       70,988,611       29,924,302       24,641,177
Accumulated undistributed net investment
     income (loss)                                              1,896            1,896            1,896           (2,289)
Accumulated net realized gains (losses)
     on investments                                       (16,034,675)     (21,246,925)       2,039,788       (4,719,308)
Net unrealized appreciation (depreciation)
     on investments                                        (6,845,522)      (2,948,679)      (1,336,130)      (5,806,770)
     Total Net Assets                                    $ 61,085,401     $ 46,836,157     $ 30,659,798     $ 14,132,805



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 57,693,907     $ 44,237,540     $ 29,037,282     $ 13,484,686
     Shares of Beneficial interest outstanding              4,432,862        3,888,647        2,829,941        1,904,817
     Net asset value and offering price per
         Share                                           $      13.02     $      11.38     $      10.26     $       7.08


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    651,808     $    547,438     $    408,669     $    132,153
     Shares of Beneficial interest outstanding                 51,613           49,943           41,441           19,259
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.96     $       9.86     $       6.86


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,739,686     $  2,051,179     $  1,213,847     $    515,966
     Shares of Beneficial interest outstanding                216,958          186,735          122,743           75,341
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.98     $       9.89     $       6.85

                                                       --------------     ------------    ------------
                                                                                              U.S.
                                                         INVESTMENT                        GOVERNMENT
                                                          QUALITY           MUNICIPAL        MONEY
                                                            BOND              BOND          MARKET
                                                          PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                       --------------     ------------    ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 31,963,667     $ 12,894,478     $ 36,507,520
Cash                                                          495,771          511,367            --
Interest and dividends receivable                             391,003          115,263            --
Receivable for capital shares issued                          849,113             --          2,410,198
Receivable from brokers for investments sold                     --             80,000            --
Prepaid expenses and other assets                              50,788           16,869          133,465
     Total Assets                                          33,750,342       13,617,977       39,051,183


LIABILITIES:
Payable to Manager                                             15,037            3,642           14,734
Payable for investments purchased                                --          3,101,720            --
Payable for shares of beneficial
     interest redeemed                                         22,214                1           27,220
Administration fee payable                                       --                --              --
Other payables and accrued expenses                            10,272           12,993           61,428
Cash Overdraft                                                                     --            27,668
     Total Liabilities                                         47,523        3,118,356          131,050


NET ASSETS:
Shares of beneficial interest at par value                     31,480            9,875          171,510
Paid-in-surplus                                            31,837,160       10,210,846       38,746,728
Accumulated undistributed net investment
     income (loss)                                            (41,490)           1,896            1,895
Accumulated net realized gains (losses)
     on investments                                           292,855            1,757            --
Net unrealized appreciation (depreciation)
     on investments                                         1,582,814          275,247            --
     Total Net Assets                                    $ 33,702,819     $ 10,499,621     $ 38,920,133



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 30,847,032     $  9,681,205     $ 37,480,716
     Shares of Beneficial interest outstanding              2,881,201          910,669       37,581,717
     Net asset value and offering price per
         Share                                           $      10.71     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    453,038     $     23,918     $     97,028
     Shares of Beneficial interest outstanding                 42,337            2,250           97,385
     Net asset value and offering price per
         Share (a)                                       $      10.70     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,402,749     $    794,498     $  1,342,389
     Shares of Beneficial interest outstanding                224,366           74,533        1,344,827
     Net asset value and offering price per
         Share (a)                                       $      10.71     $      10.66     $       1.00



----------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.


See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

                                            ------------     ------------     ------------     ------------

                                              LARGE            LARGE
                                          CAPITALIZATION   CAPITALIZATION         SMALL       INTERNATIONAL
                                               VALUE           GROWTH        CAPITALIZATION      EQUITY
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                            ------------     ------------     ------------     ------------
INVESTMENT INCOME:
 Interest income                            $     41,462     $     16,841     $      9,006     $       --
 Dividend income (a)                           1,308,392          524,895          478,994          280,714
                                            ------------     ------------     ------------     ------------

 Total Investment Income                       1,349,854          541,736          488,000          280,714
                                            ------------     ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                   517,921          418,211          273,479          139,073
Administration fees (note 2c)                    108,677           92,685           58,532           26,499
Distribution & service fees (note 2d)
        Class B                                    9,701            7,962            4,498            1,984
        Class C                                   35,526           30,331           14,501            7,038
Custodian fees (note 2a)                          81,745           55,725           53,992           65,760
Professional fees                                 61,219           49,821           26,740           11,498
Trustees' fees                                    20,841           14,656            9,215            2,844
Transfer agent fees                              360,238          293,853          204,890          100,425
Registration and filing fees                      54,829           61,731           33,791           34,650
Other                                             22,892           14,320            7,075            5,750
                                            ------------     ------------     ------------     ------------
Total operating expenses                       1,273,589        1,039,295          686,713          395,521
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                             (99,232)         (76,305)         (74,548)         (56,393)
           Expense offset
           arrangement (note 2a)                  (1,527)         (22,911)          (2,408)         (35,080)
                                            ------------     ------------     ------------     ------------

Net Operating Expenses                         1,172,830          940,079          609,757          304,048
                                            ------------     ------------     ------------     ------------

Net Investment Income (Loss)                     177,024         (398,343)        (121,757)         (23,334)
                                            ------------     ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                          (13,729,678)     (18,041,622)       2,036,360       (3,348,650)
Net change in unrealized appreciation
        (depreciation) on investments         (8,627,992)       2,226,204       (2,078,696)        (667,373)
                                            ------------     ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures        (22,357,670)     (15,815,418)         (42,336)      (4,016,023)
                                            ------------     ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations    $(22,180,646)    $(16,213,761)    $   (164,093)    $ (4,039,357)
                                            ============     ============     ============     ============
                                                ------------     ------------     ------------
                                                                                     U.S.
                                                 INVESTMENT                       GOVERNMENT
                                                  QUALITY         MUNICIPAL          MONEY
                                                   BOND               BOND           MARKET
                                                 PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                ------------     ------------     ------------
Investment Income:
 Interest income                                $  1,902,254     $    416,154     $    846,490
 Dividend income (a)                                    --               --               --
                                                ------------     ------------     ------------

 Total Investment Income                           1,902,254          416,154          846,490
                                                ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                       175,475           43,913          168,076
Administration fees (note 2c)                         41,177            9,967           43,616
Distribution & service fees (note 2d)
        Class B                                        3,837              264            1,132
        Class C                                       18,208            3,788           13,098
Custodian fees (note 2a)                              45,759           65,898           64,754
Professional fees                                     21,230            2,128           24,002
Trustees' fees                                         9,597             --              8,911
Transfer agent fees                                  135,652           32,907          163,655
Registration and filing fees                          35,702           35,100           41,029
Other                                                  1,718            1,306            6,086
                                                ------------     ------------     ------------
Total operating expenses                             488,355          195,271          534,359
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                                 (24,402)         (88,883)        (105,549)
           Expense offset
           arrangement (note 2a)                     (45,759)            (721)          (1,176)
                                                ------------     ------------     ------------

Net Operating Expenses                               418,194          105,667          427,634
                                                ------------     ------------     ------------

Net Investment Income (Loss)                       1,484,060          310,487          418,856
                                                ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                                  701,059           87,268           16,451
Net change in unrealized appreciation
        (depreciation) on investments                432,217         (129,660)            --
                                                ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures              1,133,276          (42,392)          16,451
                                                ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations        $  2,617,336     $    268,095     $    435,307
                                                ============     ============     ============

(a) Net foreign withholding taxes of $6,253, $2,097, $0 and $35,300 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                         ---------------------------------  -----------------------------------
                                                            Large Capitalization Value       Large Capitalization Growth
                                                                      Portfolio                          Portfolio
                                                         ---------------------------------  -----------------------------------
                                                            Year ended        Year ended        Year ended         Year ended
                                                          August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                           -------------     -------------     -------------     -------------
OPERATIONS:
              Net investment income (loss)                 $     177,024     $     244,455     $    (398,343)    $    (618,441)
              Net realized gain (loss) on investments        (13,729,678)        6,682,983       (18,041,622)       (1,949,604)
              Net change in unrealized appreciation
              (depreciation) from investments                 (8,627,992)         (967,184)        2,226,204       (69,705,197)
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                  (22,180,646)        5,960,254       (16,213,761)      (72,273,242)
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                        (199,995)         (464,549)             --                --
                 Class B                                            --              (8,907)             --                --
                 Class C                                            --             (23,070)             --                --
           Net realized gain
                 Class I                                      (7,185,156)       (1,882,532)         (182,110)      (13,255,670)
                 Class B                                        (106,304)          (36,095)           (2,793)         (290,194)
                 Class C                                        (343,333)          (93,487)           (9,463)         (704,533)
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                             (7,834,788)       (2,508,640)         (194,366)      (14,250,397)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                      57,413,483        24,645,554        14,846,582        37,092,937
                 Class B                                         397,905           254,647           195,776           326,448
                 Class C                                       1,679,790           863,882           959,942         1,434,327
            Reinvestment of dividends and distributions
                 Class I                                       7,325,645         2,322,720           180,547        13,092,068
                 Class B                                         103,460            44,115             2,692           283,386
                 Class C                                         343,830           114,364             9,103           675,278
            Cost of shares redeemed
                 Class I                                     (55,280,339)      (29,197,422)      (25,483,114)      (41,956,878)
                 Class B                                        (671,719)         (448,506)         (602,208)         (581,590)
                 Class C                                      (1,472,266)       (1,095,176)       (1,640,095)       (1,485,063)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest           9,839,789        (2,495,822)      (11,530,775)        8,880,913
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets           (20,175,645)          955,792       (27,938,902)      (77,642,726)
NET ASSETS:
            Beginning of period                               81,261,046        80,305,254        74,775,059       152,417,785
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  61,085,401     $  81,261,046     $  46,836,157     $  74,775,059
                                                           =============     =============     =============     =============
                                                            ---------------------------------
                                                                  Small Capitalization
                                                                        Portfolio
                                                            ---------------------------------
                                                                Year ended       Year ended
                                                             August 31, 2002   August 31, 2001
                                                              -------------     -------------
OPERATIONS:
              Net investment income (loss)                    $    (121,757)    $     (85,553)
              Net realized gain (loss) on investments             2,036,360         7,056,737
              Net change in unrealized appreciation
              (depreciation) from investments                    (2,078,696)       (5,487,398)
                                                              -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                        (164,093)        1,483,786
                                                              -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                               --                --
                 Class B                                               --                --
                 Class C                                               --                --
           Net realized gain
                 Class I                                         (4,567,460)       (4,261,420)
                 Class B                                            (50,192)          (40,638)
                 Class C                                           (153,004)         (150,891)
                                                              -------------     -------------
             Total dividends and distributions
                  to shareholders                                (4,770,656)       (4,452,949)
                                                              -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                         61,391,404         9,226,950
                 Class B                                            164,638            57,104
                 Class C                                            638,324           245,981
            Reinvestment of dividends and distributions
                 Class I                                          4,537,722         4,227,358
                 Class B                                             49,442            40,060
                 Class C                                            152,564           150,741
            Cost of shares redeemed
                 Class I                                        (78,460,661)      (12,686,793)
                 Class B                                           (153,089)          (79,925)
                 Class C                                           (708,820)         (633,157)
                                                              -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest            (12,388,476)          548,319
                                                              -------------     -------------

           Total increase (decrease) in net assets              (17,323,225)       (2,420,844)
NET ASSETS:
            Beginning of period                                  47,983,023        50,403,867
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)                  $  30,659,798     $  47,983,023
                                                              =============     =============

    See accompanying notes to financial statements.

YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                        ----------------------------------   ----------------------------------
                                                                International Equity          Investment Quality Bond
                                                                      Portfolio                         Portfolio
                                                        ---------------------------------    ----------------------------------



                                                              Year ended      Year ended        Year ended         Year ended
                                                           August 31, 2002  August 31, 2001   August 31, 2002    August 31, 2001
                                                           -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)                 $     (23,334)    $    (114,613)    $   1,484,060     $   1,926,060
              Net realized gain (loss) on investments         (3,348,650)       (1,370,659)          701,059           357,026
              Net change in unrealized appreciation
              (depreciation) from investments                   (667,373)      (12,523,385)          432,217         1,618,275
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   (4,039,357)      (14,008,657)        2,617,336         3,901,361
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                            --                --          (1,458,066)       (1,846,296)
                 Class B                                            --                --             (15,000)           (6,959)
                 Class C                                            --                --             (71,121)          (72,805)
           Net realized gain
                 Class I                                            --          (2,840,645)          (67,622)             --
                 Class B                                            --             (38,164)             (861)             --
                 Class C                                            --            (127,101)           (3,680)             --
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                                   --          (3,005,910)       (1,616,350)       (1,926,060)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                     107,288,790       232,445,429        19,185,820       159,213,632
                 Class B                                           8,508            83,033           183,623           225,476
                 Class C                                         206,792         1,391,258         1,447,616           794,018
            Reinvestment of dividends and distributions
                 Class I                                            --           2,807,083         1,445,839         1,716,609
                 Class B                                            --              38,026            15,032             6,699
                 Class C                                            --             126,884            73,487            70,867
            Cost of shares redeemed
                 Class I                                    (111,999,707)     (232,979,473)      (31,170,995)     (155,537,930)
                 Class B                                        (111,040)          (52,470)          (97,194)          (27,671)
                 Class C                                        (430,742)       (1,476,934)       (1,191,132)         (311,859)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest          (5,037,399)        2,382,836       (10,107,904)        6,149,841
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets            (9,076,756)      (14,631,731)       (9,106,918)        8,125,142
NET ASSETS:
            Beginning of period                               23,209,561        37,841,292        42,809,737        34,684,595
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  14,132,805     $  23,209,561     $  33,702,819     $  42,809,737
                                                           =============     =============     =============     =============

                                                       ----------------------------------   ---------------------------------
                                                               Municipal Bond                U.S. Government Money Market
                                                                  Portfolio                         Portfolio
                                                       ---------------------------------    ---------------------------------



                                                          Year ended       Year ended       Year ended         Year ended
                                                       August 31, 2002   August 31, 2001  August 31, 2002    August 31, 2001
                                                        -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)              $     310,487     $     431,203     $     418,856     $   1,835,971
              Net realized gain (loss) on investments          87,268            36,720            16,451            31,680
              Net change in unrealized appreciation
              (depreciation) from investments                (129,660)          549,005              --                --
                                                        -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   268,095         1,016,928           435,307         1,867,651
                                                        -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                     (303,320)         (423,954)         (512,484)       (1,784,987)
                 Class B                                         (831)             (585)             (741)           (4,221)
                 Class C                                      (10,499)           (7,165)          (13,328)          (47,340)
           Net realized gain
                 Class I                                      (12,786)             --             (35,372)             --
                 Class B                                          (38)             --                (163)             --
                 Class C                                         (382)             --              (1,164)             --
                                                        -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                            (327,856)         (431,704)         (563,252)       (1,836,548)
                                                        -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                    4,847,709         7,848,104       224,028,302       164,862,688
                 Class B                                         --              23,585           151,508            96,537
                 Class C                                      594,511         1,567,322         1,230,033         4,972,997
            Reinvestment of dividends and distributions
                 Class I                                      300,339           416,967           493,400         1,717,038
                 Class B                                          808               586               864             3,950
                 Class C                                        9,553             5,792            12,699            46,213
            Cost of shares redeemed
                 Class I                                   (7,274,284)       (6,980,004)     (227,997,693)     (161,134,492)
                 Class B                                      (15,886)           (2,682)         (164,005)         (106,281)
                 Class C                                     (421,754)       (1,097,325)       (4,061,683)       (1,660,611)
                                                        -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest       (1,959,004)        1,782,345        (6,306,575)        8,798,039
                                                        -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets         (2,018,765)        2,367,569        (6,434,520)        8,829,142
NET ASSETS:
            Beginning of period                            12,518,386        10,150,817        45,354,653        36,525,511
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)            $  10,499,621     $  12,518,386     $  38,920,133     $  45,354,653
                                                        =============     =============     =============     =============

    See accompanying notes to financial statements.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Sarato ga Capital Management I, L L C (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Fox Asset Management, LLC: Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, LLC: Small Capitalization; Sterling Capital Management
Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly-owned subsidiary of The BISYS Group, Inc. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

       Currently, each Portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges, and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

       The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) VALUATION OF INVESTMENTS

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) FEDERAL INCOME TAX

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

       (c) SECURITY TRANSACTIONS AND OTHER INCOME

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis.
Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d) DIVIDENDS AND DISTRIBUTIONS

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                        INCOME
                                       DIVIDENDS          CAPITAL GAINS
                                       ----------         -------------
 Large Capitalization Value             annually            annually
 Large Capitalization Growth            annually            annually
 Small Capitalization                   annually            annually
 International Equity                   annually            annually
 Investment Quality Bond                daily *             annually
 Municipal Bond                         daily *             annually
 U.S. Government Money Market           daily *             annually
   * paid monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


       (e) ALLOCATION OF EXPENSES

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f) REPURCHASE AGREEMENTS

       The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

       (g) OTHER

       The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31, 2002, the Manager contractually waived $99,232 for Large Capitalization Value, $76,305 for Large Capitalization Growth, $74,548 for Small Capitalization, $56,393 for International Equity, $24,402 for Investment Quality Bond, $88,883 for Municipal Bond Portfolio and $105,549 for U.S. Government Money Market Portfolio.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator (exclusive of out of pocket administration fees).


       (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect August 31, 2002 for Class I were: 2.00% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30% for International Equity; 1.40% for Investment Quality Bond and Municipal Bond and 1.25% for U.S. Government Money Market. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the year ended August 31, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

       For the year ended August 31, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                          PURCHASES           SALES

       Large Capitalization Value       $65,361,085        $63,674,096
       Large Capitalization Growth       19,732,088         32,856,307
       Small Capitalization               6,776,801         22,544,379
       International Equity               4,203,006          9,864,986
       Investment Quality Bond           14,280,593         21,342,590
       Municipal Bond                     3,865,126          5,912,235

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


At August 31, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:


                                           FEDERAL
                                           TAX COST     APPRECIATION  (DEPRECIATION)        NET
Large Capitalization Value                 $67,550,940     $2,791,854     $10,070,276    ($7,278,422)
Large Capitalization Growth                 48,770,651      4,333,264       7,281,943     (2,948,679)
Small Capitalization                        33,804,446      3,203,493       4,539,623     (1,336,130)
International Equity                        19,798,960        497,015       6,423,679     (5,926,664)
Investment Quality Bond                     30,380,853      1,622,648          39,834       1,582,814
Municipal Bond                              12,619,231        275,643             396         275,247


For U.S. federal income tax, the cost of securities owned at August 31, 2002 was substantially the same as the cost of securities for financial statement purposes.

4.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                    YEAR ENDED                       YEAR ENDED
                                                  AUGUST 31, 2002                  AUGUST 31, 2001
       Large Capitalization Value
               Issued                                 3,503,395                      1,263,017
               Redeemed                              (3,470,790)                    (1,492,689)
               Reinvested from Dividends                428,651                        121,163
               Net Increase (Decrease) in Shares        461,256                       (108,509)

       Large Capitalization Growth
               Issued                                 1,060,255                      1,747,007
               Redeemed                              (1,822,966)                    (1,947,095)
               Reinvested from Dividends                 11,771                        596,447
               Net Increase (Decrease) in Shares       (750,940)                       396,359

       Small Capitalization
               Issued                                 5,505,010                        778,010
               Redeemed                              (6,943,376)                    (1,073,977)
               Reinvested from Dividends                426,478                        396,246
               Net Increase (Decrease) in Shares     (1,011,288)                       100,279

       International Equity
               Issued                                13,712,612                      22,338,847
               Redeemed                             (14,235,838)                    (22,434,886)
               Reinvested from Dividends                     --                         231,597
               Net Increase (Decrease) in Shares       (523,226)                        135,558

       Investment Quality Bond
               Issued                                 1,828,421                      15,495,063
               Redeemed                              (2,964,793)                    (15,138,851)
               Reinvested from Dividends                138,043                         168,186
               Net Increase (Decrease) in Shares       (998,329)                        524,398

       Municipal Bond
               Issued                                   460,120                         750,741
               Redeemed                                (693,543)                       (668,975)
               Reinvested from Dividends                 28,734                          40,362
               Net Increase (Decrease) in Shares       (204,689)                        122,128

       U.S. Government Money Market
               Issued                               224,028,302                     164,862,687
               Redeemed                            (227,997,693)                   (161,134,490)
               Reinvested from Dividends                493,400                       1,717,038
               Net Increase (Decrease) in Shares     (3,475,991)                      5,445,235


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:


                                                                Class B                             Class C

                                                     YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                     AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2002   AUGUST 31, 2001

       Large Capitalization Value
               Issued                                   24,322              13,310          105,322             44,868
               Redeemed                                (41,707)            (22,973)         (95,839)           (56,116)
               Reinvested from                           6,195               2,340           20,581              6,060
               Net Increase (Decrease) in Shares       (11,190)             (7,323)          30,064             (5,188)

       Large Capitalization Growth
               Issued                                   14,698              14,143           73,362             65,700
               Redeemed                                (42,396)            (34,815)        (125,129)           (71,589)
               Reinvested from Dividends                   181              13,244              610             31,452
               Net Increase (Decrease) in Shares       (27,517)             (7,448)         (51,157)            25,563
       Small Capitalization
               Issued                                   14,623               4,832           59,297             19,387
               Redeemed                                (13,953)             (7,039)         (62,788)           (55,302)
               Reinvested from Dividends                 4,795               3,833           14,755             14,384
               Net Increase (Decrease) in Shares         5,465               1,626           11,264            (21,531)

       International Equity
               Issued                                    1,057               6,880           26,044            146,674
               Redeemed                                (13,882)             (5,262)         (52,827)          (154,871)
               Reinvested from Dividends                    --               3,198               --             10,680
               Net Increase (Decrease) in Shares       (12,825)              4,816          (26,783)             2,483
       Investment Quality Bond
               Issued                                   17,605              21,948          138,435             78,412
               Redeemed                                 (9,219)             (2,706)        (113,344)           (30,496)
               Reinvested from Dividends                 1,437                 655            7,011              6,931
               Net Increase (Decrease) in Shares         9,823              19,897           32,102             54,847

       Municipal Bond
               Issued                                       --               2,272           56,700            149,489
               Redeemed                                 (1,509)               (256)         (39,835)          (104,553)
               Reinvested from Dividends                    77                  57              910                558
               Net Increase (Decrease) in Shares        (1,432)              2,073           17,775             45,494

       U.S. Government Money Market
               Issued                                  151,508              96,537        1,230,033           4,972,997
               Redeemed                               (164,005)           (106,281)      (4,061,683)         (1,660,611)
               Reinvested from Dividends                   864               3,950           12,699              46,213
               Net Increase (Decrease) in Shares       (11,634)             (5,794)      (2,818,950)          3,358,599


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


5.  FEDERAL TAX INFORMATION

During the year ended August 31, 2002, as a result of permanent book to tax differences, the Portfolios incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.


                                            Increase                 Increase
                                           (Decrease)               (Decrease)               Increase
                                          Undistributed             Accumulated             (Decrease)
                                         Net Investment            Net Realized              Paid in
                                             Income                    Gain                  Capital
Large Capitalization Value Portfolio        $(7,397)                  $88,903               $(81,506)
Large Capitalization Growth Portfolio        398,343                   (63)                 (398,280)
Small Capitalization Portfolio               121,756                   3,409                (125,165)
International Equity Portfolio               19,149                     --                   (19,149)
Investment Quality Bond Portfolio            16,742                  (16,742)                   --
Municipal Bond Portfolio                      4,163                   (4,163)                   --
U.S. Government Money Market                 108,274                  (4,478)               (103,796)
  Portfolio


The tax character of dividends and distributions paid during the year ended August 31, 2002 were as follows:


                                          Ordinary         Long-Term        Tax Exempt
                                           Income         Capital Gain        Income             Total
Large Capitalization Value Portfolio        $2,717,336        $5,117,452          $   --          $7,834,788
Large Capitalization Growth Portfolio               --           194,366              --             194,366
Small Capitalization Portfolio               4,306,519           464,137              --           4,770,656
International Equity Portfolio                      --                --              --                  --
Investment Quality Bond Portfolio            1,524,514            88,905              --           1,613,419
Municipal Bond Portfolio                            --            17,369         310,487             327,856
U.S. Government Money Market                   567,366                --              --             567,366
  Portfolio


As of August 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:


                                        Undistributed       Undistributed        Capital                          Post-October
                                          Ordinary             Long-term           Loss           Post-October      Currency
                                           Income            Capital Gain     Carryforwards          Losses          Losses
                                        -------------        ------------     -------------       ------------    ------------

Large Capitalization Value Portfolio        $    --        $       --           $        --      $(15,601,775)       $   --
Large Capitalization Growth Portfolio            --                --            (8,141,985)      (13,104,940)           --
Small Capitalization Portfolio                   --         2,039,788                    --                --            --
International Equity Portfolio                   --                --            (2,295,338)       (2,304,077)           --
Investment Quality Bond Portfolio                --           252,401                    --                --            --
Municipal Bond Portfolio                         --             1,757                    --                --            --
U.S. Government Money Market Portfolio           --                --                    --                --            --



                                           Unrealized               Total
                                          Appreciation     Distributable Earnings
                                         (Depreciation)    (Accumulated Earnings)
                                         --------------    ----------------------

Large Capitalization Value Portfolio        $(7,278,422)          $   (22,880,197)
Large Capitalization Growth Portfolio        (2,948,679)              (24,195,604)
Small Capitalization Portfolio               (1,336,130)                  703,658
International Equity Portfolio               (5,926,664)              (10,526,079)
Investment Quality Bond Portfolio             1,582,814                 1,835,215
Municipal Bond Portfolio                        275,247                   277,004
U.S. Government Money Market Portfolio               --                        --



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Portfolios' capital loss carryforwards will expire between August 31, 2009 and August 31, 2010.

Post-October losses represent losses realized on investments and foreign currency transactions occurring after October 31, 2001 that, in accordance with Federal income tax regulations the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


6. SUBSEQUENT EVENT (UNAUDITED)

On September 20, 2002, the Board of Trustees of the Saratoga Advantage Trust (the "Trust") voted to replace certain of the Trust's service providers with the following service providers:

CUSTODIAN (effective the close of business October 31, 2002):
Bank of New York
15 Broad Street
New York, NY 10286

TRANSFER AGENT (effective the close of business January 31, 2003):
Orbitex Data Services, Inc.
4020 South 147th Street, Suite 2
Omaha, NE 68137

DISTRIBUTOR (effective the close of business November 22, 2002):
Orbitex Funds Distributor, Inc.
One Station Place, Suite 7S
Stanford, CT 06902

ADMINISTRATOR (effective the close of business November 22, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

FUND ACCOUNTING (effective the close of business October 31, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------


                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain(Loss)     from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period   Income(Loss)  Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $19.27      $0.03         ($4.63)     ($4.60)      ($0.04)      ($1.61)          $13.02   (26.20%)

YEAR ENDED AUGUST 31, 2001      18.51       0.06           1.27        1.33        (0.11)       (0.46)           19.27     7.25%

YEAR ENDED AUGUST 31, 2000      20.59       0.12          (0.23)      (0.11)       (0.17)       (1.80)           18.51    (0.49%)

YEAR ENDED AUGUST 31, 1999      18.15       0.13           3.40        3.53        (0.09)       (1.00)           20.59    19.84%

YEAR ENDED AUGUST 31, 1998      18.57       0.14           0.07        0.21        (0.39)       (0.24)           18.15     0.96%




                                                          RATIOS
                                                          ------

                                       Net         Ratio of Net    Ratio of Net
                                      Assets        Operating       Investment
                                      End of         Expenses      Income(Loss)    Portfolio
                                      Period        To Average      to Average      Turnover
                                      (000's)       Net Assets      Net Assets        Rate
                                      -------       ----------      ----------        ----

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002            $57,694        1.42% (1)     0.28% (1)          84%

YEAR ENDED AUGUST 31, 2001             76,543        1.24% (1)     0.32% (1)          86%

YEAR ENDED AUGUST 31, 2000             75,516        1.02% (1)     0.68% (1)          90%

YEAR ENDED AUGUST 31, 1999             78,484        1.10% (1)     0.84% (1)          67%

YEAR ENDED AUGUST 31, 1998             42,641        1.30% (1)     0.69% (1)          54%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.54% and 0.16% respectively, for the year ended August 31, 2002, 1.24% and 0.32% respectively, for the year ended August 31, 2001, 1.02% and 0.68% respectively, for the year ended August 31, 2000, 1.12% and 0.86% respectively, for the year ended August 31, 1999, and 1.39% and 0.60%, respectively for the year ended August 31, 1998.



                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain(Loss)     from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002    $15.12       ($0.10)       ($3.60)     ($3.70)       --         ($0.04)           $11.38   (24.78%)

YEAR ENDED AUGUST 31, 2001     33.61        (0.09)       (15.22)     (15.31)       --          (3.18)            15.12   (48.49%)

YEAR ENDED AUGUST 31, 2000     26.98        (0.11)         8.40        8.29        --          (1.66)            33.61     31.45%

YEAR ENDED AUGUST 31, 1999     17.83        (0.09)         9.65        9.56        --          (0.41)            26.98     54.03%

YEAR ENDED AUGUST 31, 1998     17.87        (0.07)         0.81        0.74        --          (0.78)            17.83      3.91%




                                                          RATIOS
                                                          ------

                                             Net         Ratio of Net    Ratio of Net
                                            Assets        Operating       Investment
                                            End of         Expenses      Income(Loss)    Portfolio
                                            Period        To Average      to Average      Turnover
                                           (000's)       Net Assets      Net Assets        Rate
                                           -------       ----------      ----------        ----

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002                  $44,238       1.40% (1)     (0.56%) (1)         32%

YEAR ENDED AUGUST 31, 2001                   70,129       1.24% (1)     (0.56%) (1)         36%

YEAR ENDED AUGUST 31, 2000                  142,600       0.89% (1)     (0.35%) (1)         33%

YEAR ENDED AUGUST 31, 1999                  115,586       1.02% (1)     (0.36%) (1)         39%

YEAR ENDED AUGUST 31, 1998                   66,537       1.18% (1)     (0.34%) (1)         45%


(1) During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.56% and (0.72%) respectively, for the year ended August 31, 2002, 1.30% and (0.56%) respectively, for the year ended August 31, 2001, 0.94% and (0.31%) respectively, for the year ended August 31, 2000, 1.02% and (0.36%) respectively, for the year ended August 31, 1999, and 1.25% and (0.41%), respectively for the year ended August 31, 1998.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------


                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain(Loss)     from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

SMALL CAPITALIZATION PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $12.04       ($0.04)       ($0.56)     ($0.60)        --        ($1.18)           $10.26    (5.43%)

YEAR ENDED AUGUST 31, 2001      12.90        (0.01) (2)     0.30        0.29         --         (1.15)            12.04     3.40%

YEAR ENDED AUGUST 31, 2000      10.10        (0.04)         2.96        2.92         --         (0.12)            12.90    29.41%

YEAR ENDED AUGUST 31, 1999       9.82        (0.05)         3.02        2.97         --         (2.69)            10.10    34.91%

YEAR ENDED AUGUST 31, 1998      15.05        (0.10)        (4.20)      (4.30)        --         (0.93)             9.82   (30.64%)



                                                       RATIOS
                                                       ------

                                    Net         Ratio of Net    Ratio of Net
                                   Assets        Operating       Investment
                                   End of         Expenses      Income(Loss)    Portfolio
                                   Period        To Average      to Average      Turnover
                                   (000's)       Net Assets      Net Assets        Rate
                                   -------       ----------      ----------        ----

SMALL CAPITALIZATION PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002         $29,037        1.40% (1)     (0.24%) (1)         17%

YEAR ENDED AUGUST 31, 2001          46,249        1.30% (1)     (0.15%) (1)         96%

YEAR ENDED AUGUST 31, 2000          48,275        1.25% (1)     (0.37%) (1)         59%

YEAR ENDED AUGUST 31, 1999          38,225        1.21% (1)     (0.60%) (1)         32%

YEAR ENDED AUGUST 31, 1998          23,235        1.28% (1)     (0.63%) (1)         96%


(1) During the fiscal years ended August 31, 2002, August 31, 2001,August 31, 2000, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.59% and (0.43%) respectively, for the year ended August 31, 2002, 1.46% and (0.31%) respectively, for the year ended August 31, 2001, 1.26% and (0.33%) respectively, for the year ended August 31, 2000, 1.31% and (0.70%) respectively, for the year ended August 31, 1999,and 1.44% and 0.98%, respectively for the year ended August 31, 1998.

(2) Amount rounds to less than $0.01.




                                              INCOME FROM                                  DIVIDENDS AND
                                          INVESTMENT OPERATIONS                            DISTRIBUTIONS
                                          ---------------------                            -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain(Loss)     from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of      Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period      Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------      -------
INTERNATIONAL EQUITY PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $9.07      ($0.01)      ($1.98)     ($1.99)          --          --             $7.08       (22.20%)

YEAR ENDED AUGUST 31, 2001     15.65       (0.04)       (5.29)      (5.33)          --       (1.25)             9.07       (36.08%)

YEAR ENDED AUGUST 31, 2000     13.18       (0.01)        2.74        2.73        (0.08)      (0.18)            15.65         20.72%

YEAR ENDED AUGUST 31, 1999     10.92        0.11         2.25        2.36        (0.10)         --             13.18         21.70%

YEAR ENDED AUGUST 31, 1998     10.74        0.13         0.09        0.22        (0.04)         --             10.92          2.08%




                                                                  RATIOS
                                                                  ------

                                               Net         Ratio of Net    Ratio of Net
                                              Assets        Operating       Investment
                                              End of         Expenses      Income(Loss)    Portfolio
                                              Period        To Average      to Average      Turnover
                                              (000's)       Net Assets      Net Assets        Rate
                                              -------       ----------      ----------        ----
INTERNATIONAL EQUITY PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002                   $13,489         1.60% (1)     (0.06%) (1)         24%

YEAR ENDED AUGUST 31, 2001                    22,020         1.40% (1)     (0.33%) (1)         45%

YEAR ENDED AUGUST 31, 2000                    35,887         1.28% (1)     (0.08%) (1)         45%

YEAR ENDED AUGUST 31, 1999                    28,743         1.45% (1)      1.00% (1)          46%

YEAR ENDED AUGUST 31, 1998                    18,967         1.40% (1)      1.14% (1)          58%


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 1999,and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.09% and (0.55%) respectively, for the year ended August 31, 2002, 1.67% and (0.60%) respectively, for the year ended August 31, 2001, 1.45% and 0.08% respectively, for the year ended August 31, 2000, 1.49% and 1.04% respectively, for the year ended August 31, 1999, and 1.96% and 0.59%, respectively for the year ended August 31, 1998.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain(Loss)     from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of      Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period      Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------      -------

INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $10.43       $0.48        $0.33        $0.81       ($0.51)      ($0.02)          $10.71       8.07%

YEAR ENDED AUGUST 31, 2001       9.90        0.51         0.53         1.04        (0.51)          --            10.43      10.70%

YEAR ENDED AUGUST 31, 2000       9.88        0.54         0.02         0.56        (0.54)          --             9.90       5.83%

YEAR ENDED AUGUST 31, 1999      10.29        0.49        (0.35)        0.14        (0.49)       (0.06)            9.88       1.33%

YEAR ENDED AUGUST 31, 1998      10.09        0.50         0.21         0.71        (0.50)       (0.01)           10.29       7.21%



                                                                 RATIOS
                                                                 ------

                                              Net         Ratio of Net    Ratio of Net
                                             Assets        Operating       Investment
                                             End of         Expenses      Income(Loss)    Portfolio
                                             Period        To Average      to Average      Turnover
                                             (000's)       Net Assets      Net Assets        Rate
                                             -------       ----------      ----------        ----

INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002                    $30,847        1.24% (1)      4.85% (1)         46%

YEAR ENDED AUGUST 31, 2001                     40,464        1.09% (1)      4.92% (1)         52%

YEAR ENDED AUGUST 31, 2000                     33,199        1.11% (1)      5.47% (1)         52%

YEAR ENDED AUGUST 31, 1999                     41,070        1.05% (1)      4.85% (1)         62%

YEAR ENDED AUGUST 31, 1998                     35,724        1.19% (1)      4.86% (1)         44%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.46% and 4.63% respectively, for the year ended August 31, 2002, 1.24% and 4.92% respectively, for the year ended August 31, 2001, 1.16% and 5.51% respectively, for the year ended August 31, 2000, 1.06% and 4.86% respectively, for the year ended August 31, 1999, and 1.37% and 4.96%, respectively for the year ended August 31, 1998.



                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net         Gain(Loss)    from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of       Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period      Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------      -------

MUNICIPAL BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $10.65       $0.39         $0.02       $0.41      ($0.41)      ($0.02)           $10.63      4.01%

YEAR ENDED AUGUST 31, 2001      10.09        0.42          0.56        0.98       (0.42)          --             10.65      9.96%

YEAR ENDED AUGUST 31, 2000      10.00        0.43          0.15        0.58       (0.43)       (0.06)            10.09      6.08%

YEAR ENDED AUGUST 31, 1999      10.72        0.42         (0.68)      (0.26)      (0.42)       (0.04)            10.00    (2.55%)

YEAR ENDED AUGUST 31, 1998      10.33        0.43          0.42        0.85       (0.44)       (0.02)            10.72     8.42%





                                                                  RATIOS
                                                                  ------

                                               Net         Ratio of Net    Ratio of Net
                                              Assets        Operating       Investment
                                              End of         Expenses      Income(Loss)    Portfolio
                                              Period        To Average      to Average      Turnover
                                              (000's)       Net Assets      Net Assets        Rate
                                              -------       ----------      ----------        ----

MUNICIPAL BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002                   $9,681         1.27% (1)       3.95% (1)          48%

YEAR ENDED AUGUST 31, 2001                   11,874         1.20% (1)       4.08% (1)          21%

YEAR ENDED AUGUST 31, 2000                   10,021         1.20% (1)       4.43% (1)          12%

YEAR ENDED AUGUST 31, 1999                   11,556         1.20% (1)       3.96% (1)          23%

YEAR ENDED AUGUST 31, 1998                    9,794         1.20% (1)       4.07% (1)          18%


(1) During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.40% and 2.82% respectively for the year ended August 31, 2002, 1.74% and 4.08% respectively, for the year ended August 31, 2001, 1.62% and 4.01% respectively, for the year ended August 31, 2000, 1.68% and 4.54% respectively, for the year ended August 31, 1999, and 2.15% and 3.12%, respectively for the year ended August 31, 1998.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                              INCOME FROM                               DIVIDENDS AND
                                          INVESTMENT OPERATIONS                         DISTRIBUTIONS
                                          ---------------------                         -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net         Gain(Loss)    from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period  Income(Loss)   Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002     $1.00       $0.01          --          $0.01      ($0.01)         --             $1.00      1.61%

YEAR ENDED AUGUST 31, 2001      1.00        0.04          --           0.04       (0.04)         --              1.00      4.52%

YEAR ENDED AUGUST 31, 2000      1.00        0.05          --           0.05       (0.05)         --              1.00      4.96%

YEAR ENDED AUGUST 31, 1999      1.00        0.04          --           0.04       (0.04)         --              1.00      4.11%

YEAR ENDED AUGUST 31, 1998      1.00        0.05          --           0.05       (0.05)         --              1.00      4.59%



                                                                 RATIOS
                                                                 ------

                                              Net         Ratio of Net    Ratio of Net
                                             Assets        Operating       Investment
                                             End of         Expenses      Income(Loss)    Portfolio
                                             Period        To Average      to Average      Turnover
                                             (000's)       Net Assets      Net Assets        Rate
                                             -------       ----------      ----------        ----

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2002                   $37,481        1.17% (1)       1.21% (1)         N/A

YEAR ENDED AUGUST 31, 2001                    41,081        1.06% (1)       4.40% (1)         N/A

YEAR ENDED AUGUST 31, 2000                    35,605        1.04% (1)       4.82% (1)         N/A

YEAR ENDED AUGUST 31, 1999                    48,358        1.00% (1)       4.02% (1)         N/A

YEAR ENDED AUGUST 31, 1998                    38,492        1.12% (1)       4.41% (1)         N/A



(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 1999, and August 31, 1998, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.48% and .90% respectively, for the year ended August 31, 2002, 1.07% and 4.40% respectively, for the year ended August 31, 2001, 1.04% and 4.82% respectively, for the year ended August 31, 2000, 1.02% and 4.04% respectively, for the year ended August 31, 1999, and 1.30% and 4.24%, respectively for the year ended August 31, 1998.



------------------------------------------------------------------------------



* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

       Total Return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust ("The Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust at August 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                    ERNST & YOUNG LLP



New York, New York
October 9, 2002

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                                     LONG-TERM              DIVIDEND*
                                                  TAX              CAPITAL GAINS             RECEIVED
                                                 EXEMPT              (20% RATE)             DEDUCTION
                                            ---------------------------------------------------------------
Large Capitalization Value Portfolio                                 5,117,452               44.45%
Large Capitalization Growth Portfolio                                  194,366                   0%
Small Capitalization Portfolio                                         464,137                9.98%
International Equity Portfolio
Investment Quality Bond Portfolio                                       88,905
Municipal Bond Portfolio**                       310,487                17,369
U.S. Government Money Market Portfolio


* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

**       The Portfolio's net investment income is tax exempt.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2002. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SARATOGA ADVANTAGE TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Directors and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES


                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

Bruce E.               President,      Since 1994    Chairman, President and             7 Portfolios                 None
Ventimiglia, 47        CEO, and                      Chief Executive Officer
1101 Stewart Avenue,   Chairman of                   of Saratoga Capital
Suite 207              the Board of                  Management I, LLC
Garden City, NY 11530  Trustees *
----------------------------------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES

                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Patrick H.             Trustee         Since 1994    Partner with the law firm           7 Portfolios                 None
McCollough, 60                                       of Kelly Cawthorne
101 S. Washington
Square, 9th Floor
Lansing, MI 48933
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Udo Koopmann, 61       Trustee         Since 1997    Retired                             7 Portfolios                 None
11500 Governor's
Drive
Chapel Hill, NC 27514

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Floyd E. Seal, 53      Trustee         Since 1997    Chief Executive Officer             7 Portfolios                 None
7565 Industrial Court                                and 50% owner of
Alpharetta, GA 30004                                 TARAHILL, INC., d.b.a.
                                                     Pet Goods Manufacturing &
                                                     Imports, Alpharetta, GA;
                                                     Partner of S&W
                                                     Management, Gwinnet, GA



OFFICERS


----------------------------------------------------------------------------------------------------------------------------------
Name, Age and Address   Position(s)       Term /      Principal Occupation(s)              Number of
                         Held with      Length of       During Past 5 Years        Portfolios in Fund Complex   Other Directorships
                           Trust       Time Served                                    Overseen by Officer         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------

Stephen Ventimiglia,   Vice            Since 1994    Vice Chairman and Chief             7 Portfolios                 None
46 1101 Stewart        President And                 Investment Officer of
Avenue, Suite 207      Secretary *                   Saratoga Capital
Garden City, NY 11530                                Management I, LLC
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
William P. Marra, 51   Treasurer and   Since 1997    Chief Financial Officer             7 Portfolios                 None
1101 Stewart Avenue,   Chief                         of Saratoga Capital
Suite 207 Garden       Financial                     Management I, LLC
City, NY 11530         Officer
----------------------------------------------------------------------------------------------------------------------------------


*  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

# 35945

                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2002

                                 CLASS B SHARES

                                TABLE OF CONTENTS

Chairman's Letter...........................................     Page 1

Investment Review...........................................     Page 4

Schedules of Investments....................................     Page 17

Statements of Assets and Liabilities........................     Page 38

Statements of Operations....................................     Page 39

Statements of Changes in Net Assets.........................     Page 40

Notes to Financial Statements...............................     Page 42

Financial Highlights........................................     Page 48

Independent Auditor's Report................................     Page 52

Tax Information.............................................     Page 53

Management and Trustees Information.........................     Page 54


         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS

      Bruce E. Ventimiglia                        Trustee, Chairman, President & CEO
      Patrick H. McCollough                       Trustee
      Udo W. Koopmann                             Trustee
      Floyd E. Seal                               Trustee
      Stephen Ventimiglia                         Vice President & Secretary
      William P. Marra                            Treasurer & Chief Financial Officer


      INVESTMENT MANAGER                                     DISTRIBUTOR
      Saratoga Capital Management                            Funds Distributor, Inc.
      1101 Stewart Avenue, Suite 207                         60 State Street, Suite 1300
      Garden City, NY  11530-4808                            Boston, MA  02109


      TRANSFER AND SHAREHOLDER SERVICING AGENT               CUSTODIAN
      State Street Bank and Trust Company                    State Street Bank and Trust Company
      P.O. Box 8514                                          P.O. Box 351
      Boston, MA  02266                                      Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

October 23, 2002


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2001 through August 31, 2002.

           HAS IRRATIONAL EXUBERANCE TURNED INTO IRRATIONAL PESSIMISM?

Unfortunately, negative stock market trends can cause emotion to dictate investment decisions instead of sound judgment. This appears to be occurring presently. In 1990 much of the headline news was focused on potential war in the Middle East and an economic downturn, as it is today. Some observations:

1) THE ECONOMY SEEMS TO BE ON THE RIGHT TRACK AS IT WAS AFTER MARCH OF 1991.

The economy from September 1990 through March 1991 was in a mild recession. After that recession ended, the Gross Domestic Product (GDP) advanced by quarterly growth rates of 2.6%, 1.3%, and 2.5%. Recently we experienced a mild recession in 2001, followed by quarterly GDP growth rates of 2.7%, 5%, and 1.3%.

2) INFLATION SEEMS TO BE UNDER CONTROL AS IT WAS IN 1992.

The inflation rate as measured by the Consumer Price Index (CPI) as of August 2002 (eleven months after the recent recession might have concluded) stands at 1.8%, down from 3.7% in January 2001. Eleven months after the recession of 1990/1991, the CPI declined to 2.6%, down from 6.3% in October 1990.

3) RETAIL SALES APPEAR TO BE HEADING IN THE RIGHT DIRECTION.

Personal Consumption Expenditures (PCE) accounts for about 70% of the growth of the GDP. Retail sales are a good proxy for PCE. January 1991 retail sales hit a year-to-year (y-t-y) low of - 2% and, by February 1992, eleven months into that expansion, retail sales advanced by 4.4% y-t-y. Retail sales bottomed at .5% y-t-y as of September 2001, and as of August 2002 retail sales grew at a healthy rate of 5.2% y-t-y.

All of these statistics appear to be growing at a normal pace for eleven months into a recovery, so why is there so much fear and uncertainty? Is it the talk of war or a return to a government budget deficit? Historically, when war has been rumored the stock market has performed poorly. Leading up to the 1990/1991 Persian Gulf War the market declined sharply. However, when we started executing a plan to overwhelm the enemy the stock market began one of its longest bull (i.e., advancing) markets. In addition, historically budget deficits have not been a negative for the market. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, the stock market has usually performed better during times of deficit than surplus. From 1926 through 2000 there were 60 years of deficits and only 15 years of surpluses, nonetheless the Standard & Poor's 500(R) stock index advanced at an average annual rate of about +11%. The stock market during many periods of surplus produced only slight gains or negative returns. However, during times of deficits the market usually performed very well. John Maynard Keynes, the namesake of Keynesian Economics, might have greeted this news positively. We believe the economy is properly positioned for this stage of its recovery. We also believe that investors should approach the stock market with well thought out investment strategies, and should not cast their strategies out into the winds of emotion.

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let's revisit some sound investment principles that can help you traverse both rising and falling markets.

                          SOUND INVESTMENT PRINCIPLES:

      1) A WELL-DESIGNED ASSET ALLOCATION STRATEGY IS THE ANCHOR FOR MANY SUCCESSFUL INVESTORS. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then DON'T LET SHORT-TERM STOCK AND BOND MARKET FLUCTUATIONS OR INVESTMENT MANIAS CHANGE YOUR LONG-TERM INVESTMENT STRATEGY - REMAIN ANCHORED. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to earn higher rates of return over the long haul than they might earn if they place money in investments that don't fluctuate in value.

      2) MANY SUCCESSFUL INVESTORS PUT PROFESSIONAL MONEY MANAGERS ON THEIR INVESTMENT TEAMS. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust's portfolios. The Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust's diversity of portfolio structure is designed to give you the opportunity to efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. FOR YOUR SERIOUS, "CORE" ASSETS, LET FULL-TIME INVESTMENT PROFESSIONALS PURCHASE AND SELL SECURITIES ON YOUR BEHALF.

      3) STAY FOCUSED ON YOUR LONG-TERM INVESTMENT GOALS. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the institutional investment advisory firms that manage the portfolios of the Trust, and the performance of money managers in general, PLEASE REMEMBER

           THAT IT IS NOT UNUSUAL FOR MANAGERS' RETURNS TO VARY SIGNIFICANTLY FROM THEIR BENCHMARK INDICES OVER SHORT-TERM MEASUREMENT PERIODS SUCH AS SEVERAL QUARTERS. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

      4) CONSIDER ADDING MONEY TO YOUR INVESTMENT PORTFOLIO WHEN IT DECLINES IN VALUE. No one can tell you for sure when a market has reached bottom. It takes courage to be a successful investor.

      5) BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY. Successful investing requires both discipline and patience.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                                  Large
               Total Aggregate               Capitalization       Morningstar        S & P/Barra
            Return for the Period            Value Portfolio      Large Value           Value
            Ended August 31, 2002               (Class B)          Average(1)         Index(2)
            ---------------------               ---------          ----------         --------

        1/4/99 (inception) - 8/31/02*             -6.5%              -2.3%              -4.1%

              9/1/01 - 8/31/02                   -26.7%              -15.1%            -20.6%

              3/1/02 - 8/31/02                   -20.6%              -14.0%            -15.7%

*    Annualized performance for periods greater than one year


The fiscal year ended August 31, 2002 was a difficult period for the stock market as prices fell due to investor concerns about the economy and corporate accounting scandals. The market finally showed some signs of stability in August, turning slightly higher in the month. The Saratoga Large Capitalization Value Portfolio trailed its benchmarks due primarily to our investments in telecommunication services stocks, which were down sharply. We did well relative to the market with our industrial stocks. Among individual holdings, the top contributor was Wells Fargo (banking), which rose 17% in the fiscal year on solid financial results. Our largest investment, Freddie Mac (mortgage securitization), was down slightly. The company continues to deliver strong earnings growth, and we believe this growth will drive the stock over time.

The Portfolio invests in stocks priced below our estimate of their intrinsic value. New positions in the second half of the year included pharmaceutical companies Pfizer and Eli Lilly. We like both stocks not only because of their attractive valuations but also because of their new product pipelines. Also new was News Corp., in our opinion an undervalued media company that stands to benefit as the economy strengthens and advertising sales recover. Looking ahead, we are generally optimistic about the stock market despite a continued high level of volatility. Economic expansion remains on track, and the cleanup of corporate accounting is continuing apace. As economic conditions improve, we believe that persistent corporate cost-cutting and ever-higher productivity levels are setting the stage for a sustained stock market rally.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


                                  [LINE GRAPH]


                        Large Cap Value B       Morningstar Large Value     S&P/Barra Value
                              $7,820                     $9,187                  $8,582
       1/1/1999              $10,000                   $10,000                 $10,000
      8/31/1999              $10,142                   $10,406                 $10,765
      8/31/2000              $10,007                   $10,991                 $11,768
      8/31/2001              $10,671                   $10,826                 $10,804
      8/31/2002              $ 7,820                    $9,187                  $8,582


1. The Morningstar Large Value Average, as of August 31, 2002, consisted of 816 mutual funds comprised of large market capitalization stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

              Total Aggregate           Large Capitalization     Morningstar         S & P/Barra
           Return for the Period          Growth Portfolio       Large Growth           Growth
           Ended August 31, 2002              (Class B)           Average(1)           Index(2)
           ---------------------              ---------           ---------            -------

       1/4/99 (inception) - 8/31/02*           -15.6%               -9.3%               -9.5%

              9/1/01 - 8/31/02                 -25.3%               -22.6%              -16.1%

              3/1/02 - 8/31/02                 -23.6%               -19.2%              -17.9%

*    Annualized performance for periods greater than one year

The bottom line for the last year: there has been A DISCONNECT between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of those times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high-quality growth stocks.

The big fall-off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering loses. It will take time, but we have faith that: investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the Portfolio for an economic recovery, and each position in the Portfolio is there because we believe earnings growth will occur over the next economic cycle. We still believe in the powerful positive forces of GLOBALIZATION, TECHNOLOGY, and DEMOGRAPHICS, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California


                                  [LINE GRAPH]


                        Large Cap              Morningstar Large          S&P/Barra Growth
                     Growth B $5,388             Growth $6,988                 $6,941
       1/1/1999          $10,000                   $10,000                   $10,000
      8/31/1999          $10,812                   $11,039                   $10,896
      8/31/2000          $14,079                   $15,413                   $13,299
      8/31/2001          $ 7,211                   $ 9,027                   $ 8,270
      8/31/2002          $ 5,388                   $ 6,988                   $ 6,941


1. The Morningstar Large Growth Average, as of August 31, 2002, consisted of 1,116 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

              Total Aggregate            Small Capitalization     Morningstar
           Return for the Period               Portfolio          Small Blend     Russell 2000
           Ended August 31, 2002               (Class B)           Average(1)       Index(2)
           ---------------------               ---------           ----------       --------

       1/4/99 (inception) - 8/31/02*             8.1%                 4.8%            -0.8%

              9/1/01 - 8/31/02                   -6.4%               -10.6%          -15.4%

              3/1/02 - 8/31/02                   -8.2%               -13.0%          -16.2%

*    Annualized performance for periods greater than one year


Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2002 were down modestly but handily outperformed the 15.4% decline posted by the small-cap Russell 2000 Index. The Portfolio's favorable relative performance is attributable to the reasonable valuations and higher-quality nature of our smaller companies during a tumultuous period that featured an historical attack on the U.S. and numerous scandals related to corporate governance.

Investor psychology is decidedly negative, as trillions of dollars of wealth have evaporated in recent years. Earnings and valuations of the overall market have been reset downward to better reflect reality, although scores of individual companies have been unduly punished in the process. Yet, as sensational as the scandals related to Arthur Andersen, Enron and WorldCom were, most managements continue to behave ethically. Additionally, the significant cost-cutting measures undertaken by many companies during the recent recession should result in healthy earnings gains with any sort of improvement in demand. The current low-interest-rate environment should help to stimulate demand and also act to improve stock valuations. At some point, this potential combination of improved earnings and higher valuations should lead to stronger stock prices.

In the meantime, we will continue to seek financially strong companies that demonstrate product leadership and can be purchased at discount valuations. Our commitment to sound analysis, discipline and prudence should bode well for your Portfolio, and we will continue to work hard to help you achieve your financial objectives.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


                             Small Cap B      Morningstar Small      Russell 2000
                               $13,249          Blend $11,882           $9,727

        1/1/1999               $10,000             $10,000            $10,000
       8/31/1999               $10,763             $10,289            $10,235
       8/31/2000               $13,796             $13,143            $13,014
       8/31/2001               $14,157             $13,294            $11,502
       8/31/2002               $13,249             $11,882            $ 9,727


1. The Morningstar Small Blend Average, as of August 31, 2002, consisted of 266 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.


                Total Aggregate            International Equity       Morgan Stanley EAFE
             Return for the Period              Portfolio                    Index
             Ended August 31, 2002              (Class B)              (U.S. Dollars)(1)

         1/4/99 (inception) - 8/31/02*            -12.0%                     -7.3%

               9/1/01 - 8/31/02                   -22.7%                     -15.0%

               3/1/02 - 8/31/02                   -13.3%                     -7.2%

*    Annualized performance for periods greater than one year


Last September's terrorist attacks on the U.S. were the most startling events of the period. The immediate `flight to quality' that ensued was reflected in sharp declines by global equities. However, stock markets rallied strongly from the September 11th lows as aggressive monetary easing by the world's key central banks helped to reassure investors. Market sentiment was also buoyed by news of military successes in Afghanistan. Growth stocks in general, and technology stocks in particular, performed well.

In spite of an improvement in global economic data, the market rebound turned out to be short-lived. As we progressed throughout 2002, revelations of accounting irregularities amongst a number of large global corporations (including Enron and WorldCom) dented confidence in accounting numbers. This, coupled with concerns surrounding the sustainability of the U.S. economic recovery, weighed negatively on investor sentiment throughout the remainder of the reporting period, resulting in further losses by global equity markets.


Short-term we remain cautious favoring defensive investments in Europe while having reduced the Portfolio's exposure to Japan. However we continue to monitor Asia closely with a view to adding to our investments there.

As of August 31, 2002, the major weightings in the Portfolio were: Continental Europe, 44.8%; the United Kingdom, 21.7%; Japan, 16.9%; and Asia ex-Japan, 7.4%. Recent portfolio additions included: L'Air Liquide, the French chemical group that supplies industrial and medical gases to a range of industries and Kookmin Bank, a Korean bank.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland


                                  [LINE GRAPH]


                       International Equity B               MS EAFE
                               $6,272                       $7,574

       1/1/1999               $10,000                       $10,000
      8/31/1999               $10,651                       $10,745
      8/31/2000               $12,750                       $11,771
      8/31/2001               $ 8,109                       $ 8,905
      8/31/2002               $ 6,272                       $ 7,574


1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This Index does not include fees and expenses, and investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the Index is used.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                                                     Lipper              Lehman
                                                               Short-Intermediate     Intermediate
              Total Aggregate            Investment Quality        Investment         Government/
           Return for the Period           Bond Portfolio       Grade Debt Funds       Corporate
           Ended August 31, 2002              (Class B)             Index(1)          Bond Index(2)
           ---------------------              ---------             --------          -------------

       1/4/99 (inception) - 8/31/02*            5.5%                  6.0%                6.9%

              9/1/01 - 8/31/02                  7.0%                  5.3%                7.7%

              3/1/02 - 8/31/02                  4.4%                  3.0%                4.7%

*    Annualized performance for periods greater than one year


In the annual period ended August 31, 2002, the Portfolio distributed dividends of $0.41 per share. In addition, the Saratoga Investment Quality Bond Portfolio achieved positive results for the fiscal year ended August 31, 2002.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield advantage and as a hedge against the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.9 years, and an average duration of 2.9 years in the Portfolio.

Other Portfolio statistics as of August 31, 2002 are as follows: Average yield-to-maturity was 4.2%, average coupon was 6.3% and the average Moody's Rating was Aa3 with 30 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


                             Investment Qual.          Lipper Sh./Int.     Lehman Int. Gov't/Corp
                              Bond B $12,198         Inv. Grade $12,365           $12,780

       1/1/1999                 $10,000                   $10,000                 $10,000
      8/31/1999                 $ 9,896                   $10,002                 $ 9,941
      8/31/2000                 $10,379                   $10,595                 $10,562
      8/31/2001                 $11,396                   $11,738                 $11,861
      8/31/2002                 $12,198                   $12,365                 $12,780


1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.

              Total Aggregate            Municipal Bond                                Lehman
           Return for the Period            Portfolio    Lipper General Municipal     Municipal
           Ended August 31, 2002            (Class B)       Debt Funds Index(1)     Bond Index(2)
           ---------------------            ---------       -------------------     -------------

       1/4/99 (inception) - 8/31/02*          3.4%                 4.7%                5.9%

              9/1/01 - 8/31/02                2.9%                 4.7%                6.2%

              3/1/02 - 8/31/02                2.8%                 3.8%                4.2%

*    Annualized performance for periods greater than one year


High-quality municipal bonds provided positive returns in the fiscal year ended August 31, 2002. The market benefited throughout the year from low inflation, an uncertain economy and a flight to quality as a result of corporate accounting scandals which diminished investor interest in the stock market. Bond prices were aided further by interest rate reductions by the Federal Reserve early in the fiscal year and by indications late in the year that the Federal Reserve is unlikely to raise interest rates anytime soon. Bond prices normally move inversely to interest rates.

The Saratoga Municipal Bond Portfolio performed well, capturing some of the market's best opportunities. The Portfolio owned a sizable position in longer-term securities, which were among the top performers. Our emphasis on quality also paid off. About three-quarters of the Portfolio is invested in triple-A bonds (the highest rating), including insured securities. In addition, we had exposure to general obligation securities, one of the better-performing sectors. We believe that tax-exempt municipals currently offer attractive tax-adjusted yields relative to other securities. We also believe that the outlook for municipals remains favorable, assuming that inflation continues to be under control.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


                                  [LINE GRAPH]


                Municipal Bond B         Lipper Gen.          Lehman Muni. Bond
                    $11,327           Muni. Bond $11,840           $12,330

 1/1/1999           $10,000               $10,000                  $10,000
8/31/1999           $ 9,619               $ 9,754                  $ 9,867
8/31/2000           $10,113               $10,278                  $10,536
8/31/2001           $11,008               $11,310                  $11,612
8/31/2002           $11,327               $11,840                  $12,330


1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                         U.S. Government Money       90 Day T-Bills
                   7-Day                    Market Portfolio        Average Discount
               Compound Yield                  (Class B)                  Yield
               --------------                  ---------                  -----

                  8/31/02                         0.1%                    1.6%

              Total Aggregate            U.S. Government Money         Lipper U.S.
           Return for the Period            Market Portfolio         Treasury Money
           Ended August 31, 2001               (Class B)             Market Index(1)    90 Day T-Bills
           ---------------------               ---------             ---------------    --------------
       1/4/99 (inception) - 8/31/02*              2.9%                    3.9%               4.9%
              9/1/01 - 8/31/02                    0.7%                    1.6%               2.0%
              3/1/02 - 8/31/02                    0.1%                    0.6%               0.9%

*    Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2002 and the average dollar-weighted Portfolio maturity was 72 days compared with a maximum allowable maturity of 90 days. During the last twelve months, the average dollar-weighted maturity of the Portfolio was 78 days. During the last four months of 2001, the Federal Reserve remained accommodative and continued lowering the cost of overnight bank borrowings by a cumulative
1.75 percentage points. Since December, the Fed Funds rate has remained steady at 1.75%. Sterling believes short-term rates are bottoming as the economy shows some signs of strengthening. However, we believe that the Federal Reserve has delayed raising short-term rates due to the volatility in the stock market.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES
         OR
      PRINCIPAL
        AMOUNT                                                    VALUE
                    COMMON STOCKS (92.87%):
                    AEROSPACE & DEFENSE (1.20%):
        19,700      Boeing Company                             $  730,279

                    BANKING (5.46%):
        78,807      FleetBoston Financial Corp.                 1,901,613
        54,200      J.P. Morgan Chase & Co.                     1,430,880
                                                                3,332,493

                    BROADCAST SERVICES AND PROGRAMMING (2.08%):
        37,200      Clear Channel Communications,               1,271,496
                    Inc. *

                    COMPUTER HARDWARE (2.13%):
       192,400      EMC Corp. *                                 1,300,624

                    COMPUTER SOFTWARE (1.08%):
        13,450      Microsoft Corp. *                             660,126

                    COSMETIC/TOILETRIES (1.76%):
        34,000      Gillette Co.                                1,072,020

                    DRUGS/MEDICAL PRODUCTS (2.19%):
        25,800      Bristol Myers Squibb Co.                      643,710
        12,000      Eli Lilly & Co.                               696,600
                                                                1,340,310

                    ELECTRIC - INTEGRATED (0.51%):
        15,600      Nisource, Inc.                                310,284

                    ELECTRONIC COMPONENTS (1.17%):
        75,600      Flextronics International Ltd. *              715,932

                    FINANCIAL SERVICES (24.68%):
        36,000      Cit Group Inc. *                              783,000
        68,200      Citigroup, Inc.                             2,233,550
        79,300      Federal Home Loan Mortgage Corp.            5,083,130
        21,100      Federal National Mortgage Association       1,598,958
        37,500      Household International, Inc.               1,354,125
        14,400      Morgan Stanley Dean Witter & Co.              615,168
        65,360      Wells Fargo & Co.                           3,411,138
                                                               15,079,069

  August 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

      SHARES
        OR
     PRINCIPAL
      AMOUNT                                                       VALUE
                    INSURANCE (5.46%):
        40,300      IMS Health, Inc.                            $  701,220
        64,200      John Hancock Financial Services,             1,948,471
                    Inc.
             1      Travelers Property Casualty                          8
                    Corp. New CL A *
             1      Travelers Property Casualty                         13
                    Corp. New CL B *
        29,500      Unumprovident Corp.                            683,220
                                                                 3,332,932

                    MEDIA/BROADCASTING (1.83%):
        62,700      EchoStar Communications Corp. *              1,116,060

                    METAL - ALUMINUM (3.25%):
        70,400      Alcan Aluminum, Ltd.                         1,982,464

                    MULTIMEDIA (0.89%):
        42,800      AOL Time Warner, Inc. *                        541,420

                    NETWORKING PRODUCTS (1.24%):
        54,700      Cisco Systems, Inc. *                          755,954

                    OIL AND GAS (3.80%):
        30,259      Chevrontexaco Corp.                          2,318,747

                    OIL AND GAS DRILLING (1.56%):
        38,800      Transocean Sedco Forex, Inc.                   950,600

                    OIL AND GAS EXPLORATION SERVICES (6.53%):
        44,100      Anadarko Petroleum Corp.                     1,968,624
        16,200      Apache Corp.                                   891,972
        21,500      Conocophillips *                             1,130,470
                                                                  3,991,06

                    PHARMACEUTICALS (2.37%):
        22,100      Pfizer, Inc.                                   731,068
        16,800      Wyeth                                          719,040
                                                                 1,450,108

                    POWER/UTILITY (4.96%):
        27,500      Duke Energy Corp.                              737,825
        48,900      Exelon Corp.                                 2,289,498
                                                                 3,027,323

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

         SHARES
           OR
        PRINCIPAL
         AMOUNT                                                      VALUE
                     RESTAURANTS (2.58%):
         66,300      McDonalds Corp.                             $ 1,575,288

                     RETAIL (8.51%):
         79,500      CVS Corp.                                     2,336,505
         89,900      Dollar General Corp.                          1,346,702
         53,600      Kroger Co. *                                    969,088
         16,200      Target Corp.                                    554,040
                                                                   5,206,335

                     SATELLITE TELECOMMUNICATIONS (2.23%):
        132,600      General Motors Corp. - Class H *              1,364,454

                     TELECOMMUNICATIONS (5.40%):
         64,400      SBC Communications, Inc.                      1,593,256
         32,700      Sprint Corp.                                    379,320
         42,800      Verizon Communications, Inc.                  1,326,800
                                                                   3,299,376

Total Common Stocks (Cost $63,404,564)                           $56,724,760

                     PREFERRED STOCK (1.00%):
                     MULTI-MEDIA (1.00%):
                     AUSTRALIA (1.00%):
         33,500      News Corp. LTD, ADR                             613,050

Total Preferred Stock (Cost $778,768)                            $   613,050

                     SHORT-TERM GOVERNMENT NOTES (4.80%):
                     STUDENT LOAN MARKETING ASSOCIATION (4.80%):
  $ 2,935,000        1.79%, 9/3/02                                  2,934,708

Total Short-Term Government Notes (Cost $2,934,708)               $ 2,934,708

Total Investments (Cost $67,118,040)                      98.67% $ 60,272,518
Other assets in excess of liabilities                      1.33%      812,883
NET ASSETS                                               100.00% $ 61,085,401
-----------
Percentages indicated are based on net assets of $61,085,401.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
      AMOUNT                                                    VALUE
                COMMON STOCKS (92.49%):
                BEVERAGES (1.69%):
      20,000    PepsiCo, Inc.                                $  791,000

                BIOMEDICAL (2.10%):
      30,000    Genentech, Inc. *                               983,700

                COMPUTER HARDWARE (4.25%):
      40,000    Dell Computer Corp. *                         1,064,400
      65,000    EMC Corp. *                                     439,400
      30,000    Veritas Software Corp. *                        485,700
                                                              1,989,500

                COMPUTER SOFTWARE (7.67%):
      18,000    Electronic Arts, Inc. *                       1,138,680
      50,000    Microsoft Corp. *                             2,454,000
                                                              3,592,680

                DATA PROCESSING SERVICES (1.94%):
      24,000    Automatic Data Processing, Inc.                 906,480

                ELECTRONICS (8.13%):
      22,000    Emerson Electric Co.                          1,073,160
     105,000    Intel Corp.                                   1,750,350
      50,000    Texas Instruments, Inc.                         985,000
                                                              3,808,510

                FINANCIAL SERVICES (7.27%):
      45,000    Citigroup, Inc.                               1,473,750
      25,000    Goldman Sachs Group, Inc.                     1,932,500
                                                              3,406,250

                INSURANCE (5.79%):
      20,000    American International Group, Inc.            1,256,000
      28,000    Marsh & McLennan Companies, Inc.              1,362,199
       1,944    Travelers Property Casualty Corp.                30,563
                New CL A *
       3,994    Travelers Property Casualty Corp.                65,070
                New CL B *
                                                              2,713,832

                MANUFACTURING (8.73%):
      97,000    General Electric Co.                          2,924,550
      17,000    Illinois Tool Works, Inc.                     1,164,840
                                                              4,089,390

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
     AMOUNT                                                     VALUE
                MEDICAL INSTRUMENTS (2.11%):
      24,000    Medtronic, Inc.                               $  988,320

                MINING (2.67%):
      10,000    Minnesota Mining & Manufacturing               1,249,500
                Co.

                MULTIMEDIA (3.56%):
      45,000    AOL Time Warner, Inc. *                          569,250
      27,000    Viacom, Inc.  Class B *                        1,098,900
                                                               1,668,150

                NETWORKING PRODUCTS (4.31%):
     146,000    Cisco Systems, Inc. *                          2,017,720

                OIL/GAS (1.89%):
      25,000    Exxon Mobil Corp.                                886,250

                PHARMACEUTICALS (7.61%):
      23,000    Johnson & Johnson                              1,249,130
      70,000    Pfizer, Inc.                                   2,315,600
                                                               3,564,730

                RESTAURANTS (2.15%):
      50,000    Starbucks Corp. *                              1,005,000

                RETAIL (13.22%):
      35,000    Costco Wholesale Corp. *                       1,169,350
      32,000    Home Depot, Inc.                               1,053,760
      15,000    Kohl's Corp. *                                 1,045,800
      30,000    Wal-Mart Stores, Inc.                          1,604,400
      38,000    Walgreen Co.                                   1,320,500
                                                               6,193,810

                SEMICONDUCTOR (3.99%):
      85,000    Applied Materials, Inc. *                      1,135,600
      30,000    Novellus Systems, Inc. *                         733,800
                                                               1,869,400

                SHIPPING/TRANSPORTATION (3.41%):
      25,000    United Parcel Service, Inc.,                   1,597,750
                Class B

Total Common Stocks (Cost $46,270,651)                      $ 43,321,972

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                   VALUE
                SHORT TERM CORPORATE NOTES (5.34%):
                FINANCIAL SERVICES  (5.34%):
 $ 2,500,000    General Electric Capital Corp.              $ 2,500,000
                Discount Note, 1.77% due 9/04/02

Total Short Term Corporate Notes (Cost $2,500,000)          $ 2,500,000



Total Investments (Cost $48,770,651)                97.83% $ 45,821,972

Other assets in excess of liabilities                2.17%    1,014,185

NET ASSETS                                         100.00% $ 46,836,157
------------
Percentages indicated are based on net assets of $46,836,157.


*    Non-income producing securities.

See accompanying notes to financial statements.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                 VALUE
-----------                                             --------
             COMMON STOCKS (97.72%):
             Automotive Equipment & Manufactuing (2.36%):
    12,000   Borg Warner, Inc.                           $ 722,880
                                                      ------------

             BIOTECHNOLOGY (2.56%):
    20,500   Cambrex Corp.                                 785,355
                                                      ------------

             CHEMICALS (2.54%):
    51,000   RPM, Inc.                                     779,280
                                                      ------------

             CONSTRUCTION (5.98%):
    33,800   Granite Construction, Inc.                    618,540
    27,000   Insituform Technologies Inc. - Class A*       431,190
    23,000   Lafarge S.A.                                  782,230
                                                      ------------
                                                         1,831,960
                                                      ------------

             CONTAINERS & PACKAGING (3.30%):
    31,500   AptarGroup, Inc.                            1,011,150
                                                      ------------

             DIVERSIFIED MANUFACTURING (3.47%):
    22,000   Teleflex, Inc.                              1,064,140
                                                      ------------

             ELECTRICAL PRODUCTS (6.04%):
    40,000   Baldor Electric Co.                           820,000
    46,000   Belden, Inc.                                  768,660
    40,600   Cable Design Technologies Corp.*              261,870
                                                      ------------
                                                         1,850,530
                                                      ------------

             Electronic Components (6.16%):
    44,500   Bel Fuse Inc., Class B                      1,050,200
    21,500   Excel Technology, Inc. *                      489,985
    17,500   Technitrol, Inc.                              348,425
                                                      ------------
                                                         1,888,610
                                                      ------------

             ENERGY & UTILITIES (6.58%):
    41,500   NUI Corp.                                     845,770
    47,000   Questar Corp.                               1,172,180
                                                      ------------
                                                         2,017,950
                                                      ------------

             HOUSEHOLD PRODUCTS (6.52%):
    42,000   Church & Dwight Co., Inc.                   1,314,600
    22,500   Libbey, Inc.                                  684,000
                                                      ------------
                                                         1,998,600

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                VALUE
-----------                                             --------
             INSURANCE - LIFE & HEALTH (3.86%):
    36,000   Protective Life Corp.                     $ 1,182,600
                                                      ------------

             MANUFACTURING (5.54%):
    38,000   Clarcor, Inc.                               1,166,600
    47,100   JAKKS Pacific, Inc. *                         532,696
                                                      ------------
                                                         1,699,296
                                                      ------------

             MEDICAL PRODUCTS (7.22%):
    11,000   Dentsply International, Inc.                  436,370
    22,200   Inamed Corp. *                                520,590
    33,000   PolyMedica, Corp. *                           805,860
    19,000   West Pharmaceutical Services, Inc.            454,860
                                                      ------------
                                                         2,217,680
                                                      ------------

             OIL/GAS (11.11%):
    28,000   Newfield Exploration Co. *                    949,200
    29,500   Piedmont Natural Gas Co., Inc..             1,061,705
    35,000   Vintage Petroleum, Inc.                       354,900
    51,500   XTO Energy, Inc.                            1,042,875
                                                      ------------
                                                         3,408,680
                                                      ------------

             PHARMACY SERVICES (1.53%):
    43,400   MIM Corp. *                                   468,286
                                                      ------------

             REAL ESTATE INVESTMENT TRUSTS (1.69%):
    15,400   Mack-Cali Realty Corp.                        516,670
                                                      ------------

             RESTAURANTS (5.62%):
    40,500   Applebee's International, Inc.                899,505
    28,000   Outback Steakhouse, Inc. *                    822,080
                                                      ------------
                                                         1,721,585
                                                      ------------

             RETAIL (7.01%):
    44,000   Claire's Stores, Inc.                         936,320
    22,000   Footstar, Inc. *                              236,500
    26,000   ShopKo Stores, Inc. *                         373,360
    29,000   Supervalu, Inc.                               602,330
                                                      ------------
                                                         2,148,510
                                                      ------------

             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.28%):
    30,000   Veeco Instruments Inc. *                      393,000
                                                      ------------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                VALUE
-----------                                            --------
             SEMICONDUCTOR INDUSTRY (3.26%):
     30,000  Actel Corp. *                              $ 425,100
     26,400  International Rectifier Corp. *              574,464
                                                      ------------
                                                           999,564
                                                      ------------

             TRUCKING (4.09%):
     45,500  Arkansas Best Corp. *                        936,390
     13,500  Roadway Express, Inc.                        318,600
                                                      ------------
                                                         1,254,990
                                                      ------------

                                                      ------------
Total Common Stocks (Cost $31,297,446)                $ 29,961,316
                                                      ------------

             REPURCHASE AGREEMENTS (8.18%):
$ 2,507,000  State Street Bank & Trust Company,         2,507,000
             0.65%, purchased on 8/30/02,            ------------
             due 9/3/02 with a maturity
             value of $2,507,181
             (collateralized fully by
             U.S. Treasury Note, 4.87%,
             11/15/21, value $2,562,219)


                                                     ------------
Total Repurchase Agreements (Cost $2,507,000)         $ 2,507,000
                                                     ------------

Total Investments (Cost $33,804,446)         105.90%  $32,468,316
                                                     ------------

Liabilities in excess of other assets        (5.90)%   (1,808,518)
                                                     ------------

NET ASSETS                                   100.00%  $30,659,798
                                          =========   ===========
------------

Percentages indicated are based on net assets of $30,659,798.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                             VALUE
                     COMMON STOCKS (98.13%):
                     AUSTRALIA (1.98%):
                     BANKING (1.98%):
        5,370        Australia & New Zealand Banking                $  279,884
                     Group, Ltd., ADR

                     FINLAND (3.01%):
                     TELECOMMUNICATIONS (3.01%):
       31,840        Nokia Corp., Sponsored ADR                        425,274

                     FRANCE (12.40%):
                     INSURANCE-MULTI-LINE (1.73%):
       17,800        AXA, ADR                                          243,860

                     MEDICAL SUPPLIES (1.78%):
        9,056        L'Air Liquide SA, ADR                             250,973

                     OIL & GAS (4.98%):
        9,895        TotalFinaElf SA, Sponsored ADR                    705,712

                     Pharmaceuticals (3.91%):
        9,380        Aventis, ADR                                      552,107

                                                                     1,752,652

                     GERMANY (7.79%):
                     Banking (2.75%):
        6,310        Deutsche Banc AG, ADR                             388,695

                     COMPUTER SOFTWARE (1.10%):
        8,094        SAP AG, ADR                                       155,810

                     Diversified Manufacturing
                     Operations (2.04%):
        6,105        Siemens AG, ADR                                   288,571

                     Insurance (1.90%):
       21,092        Allianz AG, ADR                                   268,687

                                                                     1,101,763

                     HONG KONG (1.77%):
                     EXCHANGE TRADED FUNDS (1.77%):
       32,000        iShares MSCI Hong Kong *                          250,240

                     IRELAND (2.75%):
                     BUILDING PRODUCTS - CEMENT/AGGREGATE (2.75%):
       27,100        CRH PLC, Sponsored ADR                            389,338

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                                VALUE
                     ITALY (2.61%):
                     TELECOMMUNICATIONS (2.61%):
        4,620        Telecom Italia SpA, ADR                         $  368,676

                     JAPAN (18.20%):
                     AUDIO/VIDEO PRODUCTS (1.30%):
        4,210        Sony Corp., ADR                                    183,177

                     AUTOMOBILES & TRUCKS (1.60%):
        4,531        Toyota Motor Corp., ADR                            226,731

                     BANKING & FINANCE (1.64%):
       33,867        Mitsubishi Tokyo Financial Group,                  231,312
                     Inc., ADR

                     COSMETICS/TOILETRIES (2.58%):
        1,597        Kao Corp., ADR                                     365,694

                     FINANCE (1.77%):
        6,987        Orix Corp., ADR                                    249,785

                     IDENTIFICATION SYS/DEV (1.88%):
        2,877        Secom Co., Ltd., ADR                               265,461

                     OFFICE EQUIPMENT (2.36%):
        9,749        Canon, Inc., ADR                                   333,806

                     RETAIL (2.58%):
        9,924        Seven-Eleven Japan Ltd., ADR                       364,099

                     SOFTWARE & COMPUTER SERVICES (0.99%):
        5,441        Trend Micro, Inc., ADR *                           140,378

                     TELECOMMUNICATIONS (1.50%):
       10,676        Nippon Telegraph and Telephone                     212,559
                     Corp., ADR

                                                                      2,573,002

                     KOREA (2.47%):
                     BANKING (2.47%):
        7,600        Kookmin Bank, Sponsored ADR                        349,706

                     NETHERLANDS (6.61%):
                     ELECTRONICS (2.27%):
       15,874        Koninklijke Philips Electronics                    320,656
                     NV, ADR

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

      SHARES                                                            VALUE
                     MULTI-MEDIA (2.21%):
       12,750        VNU NV, ADR                                    $  312,585

                     TRANSPORT - AIR FREIGHT (2.13%):
       15,164        TPG NV, ADR                                       301,005

                                                                       934,246

                     SPAIN (7.11%):
                     BANKING (3.76%):
       20,750        Banco Bilbao Vizcaya Argentari, ADR               202,935
       49,587        Banco Santander Central Hispano                   328,266
                     Americano, ADR
                                                                       531,201

                     TELECOMMUNICATIONS (3.35%):
       17,177        Telefonica, ADR *                                 473,398

                                                                     1,004,599

                     SWITZERLAND (6.24%):
                     FOOD PRODUCTS (3.06%):
        8,038        Nestle, ADR                                       431,198

                     HUMAN SERVICES (1.54%):
       19,950        Adecco, ADR                                       218,032

                     PHARMACEUTICALS (1.64%):
        5,730        Novartis AG, ADR                                  232,543

                                                                       881,773

                     TAIWAN (1.78%):
                     ELECTRONICS (0.82%):
       25,300        United Microelectronics, ADR                      115,601

                     Semiconductors (0.96%):
       16,621        Taiwan Semiconductor Manufacturing                135,793
                     Co. Ltd., ADR *

                                                                       251,394

                     UNITED KINGDOM (23.41%):
                     BANKING (3.93%):
       19,200        Barclays PLC, ADR                                 554,879

                     BEVERAGES (3.27%):
        9,560        Diageo PLC, ADR                                   462,583

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                                           VALUE
                     FINANCIAL SERVICES (4.38%):
       10,830        HSBC Holdings PLC, ADR                        $    619,042

                     OIL & GAS (4.83%):
       16,832        Shell Transport & Trading Co., ADR                 683,043

                     PHARMACEUTICALS (3.92%):
       14,638        GlaxoSmithKline PLC, ADR                           554,634

                     TELECOMMUNICATIONS (3.08%):
       27,240        Vodafone Group PLC, ADR                            435,568

                                                                      3,309,749

Total Common Stocks (Cost $19,679,066)                             $ 13,872,296




Total Investments (Cost $19,679,066)                       98.13%  $ 13,872,296
Other assets in excess of liabilities                       1.87%       264,694
NET ASSETS                                                100.00%  $ 14,136,990
____________
Percentages indicated are based on net assets of $14,136,990.

*     Non-incoming producing securities.

SUMMARY OF
ABBREVIATIONS:
ADR   American Depository Receipt
See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                           VALUE
------------                                                     ---------
               ASSET BACKED SECURITIES (0.02%):
$     5,889    Residential Asset Securities Corp.,              $    5,882
               Series 1999-KS2,                                  ---------
               Class AI14, 6.795%, 10/25/23

                                                                 ---------
Total Asset Backed Securities (Cost $5,977)                          5,882
                                                                 ---------

               U.S. GOVERNMENT AGENCIES (20.19%):
               FANNIE MAE (6.24%):
  1,900,000    6.00%, 5/15/08                                    2,103,395
                                                                 ---------

               FREDDIE MAC (13.95%):
  1,000,000    5.125%, 10/15/08                                  1,060,290
  3,000,000    Series EA10, 7.625%, 5/14/10                      3,640,740
                                                                 ---------
                                                                 4,701,030
                                                                 ---------

                                                                 ---------
Total U.S. Government Agencies (Cost $6,097,497)                 6,804,425
                                                                 ---------

               U.S. TREASURY OBLIGATIONS (21.20%):
               U.S. TREASURY NOTES (21.20%):
  3,927,756    3.50%, 1/15/11                                    4,258,512
  2,700,000    5.00%, 8/15/11                                    2,888,136

                                                                 ---------
Total U.S. Treasury Obligations (Cost $6,736,726)                7,146,648
                                                                 ---------

               CORPORATE NOTES & BONDS (53.43%):
               AMUSEMENT PARKS (1.51%):
    500,000    Walt Disney Co., 4.875%, 7/2/04                     507,715
                                                                 ---------

               AUTOMOTIVE (4.60%):
  1,500,000    TRW, Inc., 6.05%, 1/15/05                         1,551,465
                                                                 ---------

               BANK, INSURANCE & Finance (1.50%):
    210,571    PNC Mortgage Securities Corp., 6.75%, 10/25/28      220,506
    277,243    PNC Mortgage Securities Corp., 7.22%,               286,425
               10/25/29                                          ---------
                                                                   506,931
                                                                 ---------
               CHEMICALS (4.70%):
  1,500,000    ICI Wilmington, Inc., 6.95%, 9/15/04              1,584,000
                                                                 ---------

               ELECTRIC UTILITIES (9.82%):
  1,000,000    Detroit Edison Co., 7.50%, 2/1/05                 1,084,270
  1,000,000    Jersey Central Power & Light, 6.375%, 5/1/03        996,570
    600,000    Public Service Electric & Gas Co., 8.875%, 6/1/03   622,650
    550,000    South Carolina Electric & Gas Co., 7.50%, 6/15/05   606,683
                                                                 ---------
                                                                 3,310,173
                                                                 ---------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                          VALUE
------------                                                    ---------
               ELECTRONIC COMPONENTS & SEMICONDUCTORS (3.82%):
$ 1,200,000    Avnet, Inc., 8.00%, 11/15/06                    $ 1,286,988
                                                                 ---------

               FINANCIAL SERVICES (10.93%):
  1,000,000    Associates Corp. North America, 6.625%, 6/15/05   1,075,929
               Bellsouth Savings & Security Employee Stock         132,236
    128,316    Option Plan, MTNA, Series A, 9.125%, 7/1/03
     76,052    Option Plan, MTN1, Series A, 9.125%, 7/1/03          78,224
    750,000    BHP Finance USA, 7.875%, 12/1/02                    758,798
    600,000    Duke Capital Corp., 6.25%, 07/15/05                 604,368
    147,079    Guaranteed Export Trust, 6.28%, 6/15/04             152,419
    850,000    National Rural Utilities, 6.00%, 1/15/04            880,150
                                                                 ---------
                                                                 3,682,124
                                                                 ---------

               FOREST & PAPER PRODUCTS (4.61%):
  1,500,000    Scott Paper Co., 7.00%, 8/15/23                   1,552,935
                                                                 ---------

               OIL/GAS (0.83%):
    275,000    Amoco Canada Co., 7.25%, 12/1/02                    278,072
                                                                 ---------

               PHARMACEUTICALS (3.22%):
  1,000,000    American Home Products, 7.90%,                    1,085,940
               2/15/2005
                                                                 ---------

               TECHNOLOGY (3.02%):
  1,000,000    Lockheed Martin Corp., 6.75%,                     1,019,130
               3/15/2003
                                                                 ---------

               TELECOMMUNICATIONS (4.87%):
    500,000    Bell Atlantic West Virginia,                        525,315
               7.00%, 8/15/2004
    700,000    GTE Southwest Inc, 6.23%, 1/1/07                    715,596
    375,000    Pacific Bell, 7.00%, 7/15/04                        400,328
                                                                 ---------
                                                                 1,641,239
                                                                 ---------

                                                                 ---------
Total Corporate Notes & Bonds (Cost $17,540,653)                18,006,712
                                                                 ---------

Total Investments (Cost $30,380,853)               94.84%     $ 31,963,667
                                                                 ---------

Other assets in excess of liabilities               5.16%        1,739,152
                                                                 ---------

NET ASSETS                                        100.00%     $ 33,702,819
                                                =========        =========
-------------

Percentages indicated are based on net assets of $33,702,819.

See accompanying notes to financial statements

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      MUNICIPAL BONDS  (111.57%):
                      ARIZONA  (3.26%):
                      WATER/SEWER  (3.26%):
    $      350,000    Sedona, Wastewater Municipal Property, Corporate                                    $       342,731
                      Excise Tax Revenue, 4.75%, 7/1/27, MBIA                                             ---------------


                      CALIFORNIA  (16.05%):
                      HOUSING  (3.05%):
           310,000    State Housing Financing Agency, Revenue, Single                                             319,722
                      Family Mortgage Purchase Amount, Series A, Class I,                                 ---------------
                      5.30%, 8/1/18, FHA

                      POLLUTION CONTROL  (4.75%):
           500,000    Pollution Control Financing Authority, Floating, 1.81%, 9/1/20                              499,999
                                                                                                          ---------------

                      PUBLIC FACILITIES  (2.52%):
           250,000    State Public Works Board Lease Revenue, State                                               264,650
                      University Projects, Series A, 5.375%, 10/1/17                                      ---------------


                      TURNPIKE/TOLL  (1.92%):
           200,000    Foothill/Eastern Corridor Agency, Toll                                                      201,280
                       Road Revenue, 5.75%, 1/15/40                                                       ---------------

                      WATER UTILITY  (3.81%):
           400,000    Irvine Ranch Water Distribution, Floating, 1.75%, 5/1/09                                    400,000
                                                                                                          ---------------
                                                                                                                1,685,651
                                                                                                          ---------------

                      COLORADO  (4.13%):
                      HEALTH/HOSPITAL  (1.52%):
           150,000    Denver, City & County Revenue, Children's Hospital                                          159,618
                      Association Project, 6.00%, 10/1/15, FGIC                                           ---------------


                      PUBLIC FACILITIES  (2.61%):
           250,000    Denver, City & County, Excise Tax Revenue, Colorado                                         273,598
                      Convention Center Project, Series A, 5.50%, 9/1/17, FSA                             ---------------

                                                                                                          ---------------
                                                                                                                  433,216
                                                                                                          ---------------
                      DISTRICT OF COLUMBIA  (2.25%):
                      PUBLIC FACILITIES  (2.25%):
           250,000    Washington, Convention Center Authority, Dedicated                                          235,828
                      Tax Revenue, 4.75%, 10/1/28, AMBAC                                                  ---------------


                      FLORIDA  (5.70%):
                      EDUCATION  (0.36%):
            35,000    Dade County School Board Certification Participation,                                        37,729
                      Series A, 5.75%, 5/1/12                                                              --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      GENERAL OBLIGATION  (2.00%):
    $      200,000    State Board Education Cap Outlay, 5.00%, 6/1/18                                     $       209,830
                                                                                                          ----------------

                      PUBLIC FACILITIES  (3.34%):
           350,000    Miami Dade County Expwy, 4.375%, 7/1/2017                                                   350,731
                                                                                                          ---------------
                                                                                                                  598,290
                                                                                                          ---------------

                      HAWAII  (3.45%):
                      GENERAL OBLIGATION  (3.45%):
           355,000    State, GO, Series CR, 4.75%, 4/1/18                                                         361,781
                                                                                                          ---------------

                      KENTUCKY  (3.42%):
                      AIRPORT  (3.42%):
           350,000    Louisville & Jefferson County, Airport Authority, Airport                                   359,499
                      System Revenue, Series A, 5.375%, 7/1/23                                            ---------------


                      LOUISIANA  (1.59%):
                      GENERAL OBLIGATION  (1.59%):
           150,000    New Orleans, GO, 6.125%, 10/1/16, AMBAC                                                     166,581
                                                                                                          ---------------

                      MARYLAND  (3.10%):
                      WATER/SEWER  (3.10%):
           300,000    State Energy Funding Administration, Solid Waste                                            325,875
                      Disposal, LO Revenue, 6.30%, 12/1/10                                                ---------------


                      MASSACHUSETTS (3.82%):
                      GENERAL OBLIGATION  (3.82%):
           350,000    State, Series D, 5.50%, 11/1/14                                                             400,901
                                                                                                          ---------------

                      MISSOURI  (0.19%):
                      HOUSING  (0.19%):
            20,000    State Housing Development Community Mortgage, Single                                         20,425
                      Family Housing Revenue, Series C, 6.90%, 7/1/18, GNMA                               ---------------


                      NEBRASKA  (0.43%):
                      POWER/UTILITY  (0.43%):
            40,000    Omaha Public Power District, Electric Revenue,                                               45,657
                      Series C, 5.50%, 2/1/2014                                                           ---------------


                      NEVADA  (3.44%):
                      EDUCATION  (3.44%):
           350,000    Clark County School District, 5.00%, 6/15/2018                                              360,742
                                                                                                          ---------------
                                       33

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      NEW HAMPSHIRE  (2.51%):
                      HEALTH/HOSPITAL  (2.51%):
    $      250,000    State Health & Education Facilities Authority Revenue,                              $       263,148
                      Dartmouth-Hitchcock Obligation Group,                                                --------------
                       Callable 8/1/12 @ 100, 5.50%, 8/1/2027

                      NEW YORK  (9.22%):
                      GENERAL OBLIGATION  (5.71%):
           600,000    New York City, GO, Variable, Subseries A-10,                                                599,999
                      1.80%, 8/1/17, LOC:  Morgan Guaranty                                                 --------------


                      PUBLIC FACILITIES  (3.51%):
           325,000    Metro Transportation Authority Service Control, 5.50%, 7/1/15                               368,303
                                                                                                           --------------
                                                                                                                  968,302
                                                                                                           --------------

                      NORTH CAROLINA  (3.37%):
                      GENERAL OBLIGATION  (3.37%):
           350,000    Mecklenburg County, Series B, 4.50%, 2/1/18                                                 354,011
                                                                                                           --------------

                      NORTH DAKOTA  (3.54%):
                      HOUSING  (3.54%):
           362,000    State Housing Financing Agency, Revenue, Housing                                            371,466
                      Financing Program, Series C, 5.50%, 7/1/18                                           --------------


                      OHIO  (3.91%):
                      EDUCATION  (3.35%):
           350,000    Jonathan Alder LOC School District, 4.40%, 12/1/17                                          352,107
                                                                                                           --------------

                      HEALTH/HOSPITAL  (0.56%):
            50,000    Lorain County, Hospital Revenue, Regional Medical                                            58,893
                      Center, 7.75%, 11/1/13, AMBAC                                                        --------------
                                                                                                                  411,000
                                                                                                           --------------
                      OREGON  (3.81%):
                      REVENUE  (3.81%):
           400,000    Port Portland, Special Obligation, Horizon Air                                              400,000
                      Inspection Inc. Project, Revenue, 1.88%, 6/15/27                                     --------------


                      PENNSYLVANIA  (4.14%):
                      GENERAL OBLIGATION  (3.38%):
           350,000    Philadelphia, 4.90%, 9/15/20                                                                355,537
                                                                                                           --------------

                      REVENUE  (0.76%):
            75,000    Philadelphia, Municipal Authority                                                            79,458
                      Revenue, Series A, 5.625%, 11/15/14                                                  --------------

                                                                                                           --------------
                                                                                                                  434,995
                                                                                                           --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      PUERTO RICO  (0.70%):
                      POWER/UTILITY  (0.70%):
    $       65,000    Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15                          $        73,535
                                                                                                           --------------

                      SOUTH CAROLINA  (3.33%):
                      POWER/UTILITY  (3.33%):
           350,000    Piedmont Municipal Power Agency                                                             350,081
                      Electric, Series A, 5.00%, 1/1/18                                                    --------------


                      TENNESSEE  (3.44%):
                      EDUCATION  (3.44%):
           350,000    State School Board Authority, 5.125%, 5/1/21                                                360,934
                                                                                                           --------------

                      TEXAS  (5.09%):
                      EDUCATION  (2.54%):
           250,000    State University, System Revenue, 5.375%, 3/15/17, FSA                                      266,652
                                                                                                           --------------

                      HOUSING  (2.07%):
           200,000    State Veterans Housing Assistance,                                                          217,499
                      GO, Series B, 5.75%, 12/1/13, FHA                                                    --------------


                      POWER/UTILITY  (0.48%):
            50,000    Brazos River Authority Revenue, 5.80%, 8/1/15                                                50,167
                                                                                                           --------------
                                                                                                                  534,318
                                                                                                           --------------

                      UTAH  (1.43%):
                      GENERAL OBLIGATION  (1.43%):
           150,000    Clearfield City, GO, 5.00%, 2/1/23, MBIA                                                    149,804
                                                                                                           --------------

                      VIRGINIA  (3.01%):
                      HOUSING  (3.01%):
           300,000    State Housing Development Authority, Revenue,                                               315,621
                      Commonwealth Mortgage, Series B, 5.40%, 1/1/15                                       --------------


                      WISCONSIN  (12.99%):
                      GENERAL OBLIGATION  (3.34%):
           350,000    Milwaukee, Series Y, 4.625%, 9/1/2019                                                       350,973
                                                                                                           --------------

                      HEALTH/HOSPITAL  (6.78%):
           300,000    State Health & Educational Authority, Revenue, Aurora                                       302,967
                      Health Care, Inc., 5.25%, 8/15/27, MBIA
           400,000    State Health & Educational Facilities Authority, Revenue,                                   408,807
                      Waukesha Memorial Hospital, Series A, 5.25%,
                      8/15/19, AMBAC
                                                                                                            --------------
                                                                                                                  711,774
                                                                                                            --------------

                                       35

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      HOUSING  (1.19%):
    $      120,000    State Housing & Economic Development Authority,                                     $       124,717
                       Homeownership Revenue, Series F, 6.20%, 3/1/27                                      --------------


                      REVENUE  (1.68%):
           175,000    State Transportation Revenue, 4.60%, 7/1/18                                                 176,729
                                                                                                           --------------
                                                                                                                1,364,193
                                                                                                           --------------
                      WYOMING  (0.25%):
                      HOUSING  (0.25%):
            25,000    Community Development Authority Housing Revenue,                                             25,893
                      Series 1, 6.65%, 12/1/2006                                                           --------------


                                                                                                           --------------
Total Municipal Bonds                                                                                          11,714,478
                                                                                                           --------------

                      DEMAND NOTES  (11.24%):
                      NEVADA  (7.43%):
           780,000    Reno Hospital Revenue, 3.69%, 2/1/00, 1.88%, 5/15/23                                        780,000
                                                                                                           --------------

                      WYOMING  (3.81%):
           400,000    Lincoln County PCR, Series C, Exxon Co. Project,                                            400,000
                      3.65%, 2/1/00, 1.72%, 11/1/2014                                                      --------------


Total Demand Notes                                                                                              1,180,000
                                                                                                           --------------

Total Investments (Cost $12,619,231)                                                           122.81%    $    12,894,478
                                                                                                           ==============

Liabilities in excess of other assets                                                          (22.81)%        (2,394,857)
                                                                                                           ==============

NET ASSETS                                                                                     100.00%    $    10,499,621
                                                                                     ==================    ==============


------------
Percentages indicated are based on net assets of $10,499,621.


AMBAC                 Insured by AMBAC Indemnity Corporation
FGIC                  Insured by Financial Guaranty Insurance Corporation
FHA                   Federal Housing Administration
FSA                   Insured by Federal Security Assurance
GNMA                  Insured by Government National Mortgage Association
GO                    General Obligation
LO                    Limited Obligation
LOC                   Letter of Credit
MBIA                  Insured by Municipal Bond Insurance Association

See notes to accompanying financial statements.

August 31, 2002
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

    PRINCIPAL
     AMOUNT                                                                                                  VALUE
------------------                                                                                      -----------------
                      U.S. GOVERNMENT NOTES  (93.80%):

                      FEDERAL FARM CREDIT BANK DISCOUNT NOTES  (9.33%):
   $    3,637,000     1.68%, 10/1/02                                                                     $     3,631,908
                                                                                                        -----------------

                      FEDERAL HOME LOAN BANK DISCOUNT NOTES  (26.66%):
          235,000     1.72%, 10/2/02                                                                             234,652
        1,695,000     1.73%, 10/9/02                                                                           1,691,905
        1,250,000     1.72%, 10/11/02                                                                          1,247,611
        1,124,000     1.95%, 10/16/02                                                                          1,121,260
        3,000,000     1.63%, 11/20/02                                                                          2,989,133
        3,110,000     1.63%, 1/10/03                                                                           3,091,554
                                                                                                        -----------------
                                                                                                              10,376,115
                                                                                                        -----------------

                      FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (27.94%):
          175,000     1.68%, 9/10/02                                                                             174,927
        1,430,000     1.73%, 9/30/02                                                                           1,428,007
        3,500,000     1.67%, 10/15/02                                                                          3,492,856
        1,325,000     2.06%, 12/20/02                                                                          1,316,660
        1,990,000     1.70%, 12/30/02                                                                          1,978,723
        2,500,000     1.64%, 1/31/03                                                                           2,482,689
                                                                                                        -----------------
                                                                                                              10,873,862
                                                                                                        -----------------

                      FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES  (29.87%):
        2,280,000     1.82%, 2/20/02                                                                           2,276,427
        1,535,000     1.725%, 10/10/02                                                                         1,532,131
        2,245,000     1.61%, 10/23/02                                                                          2,239,779
        3,625,000     1.70%, 11/6/02                                                                           3,613,702
          380,000     1.88%, 11/27/02                                                                            378,274
          160,000     1.77%, 12/18/02                                                                            159,150
          420,000     1.60%, 2/12/03                                                                             416,939
        1,020,000     2.00%, 3/10/03                                                                           1,009,233
                                                                                                        -----------------
                                                                                                              11,625,635
                                                                                                        -----------------

                      Total U.S. Government Notes (Cost $36,507,520)                                     $    36,507,520
                                                                                                        -----------------

Total Investments (Cost $36,507,520)                                                             93.80%  $    36,507,520
                                                                                                        -----------------

Other assets in excess of liabilities                                                             6.20%        2,412,613
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                100.00%  $    38,920,133
                                                                                                        =================

----------------------
Percentages indicated are based on net assets of $38,920,133.


See accompanying notes to financial statements.

August 31, 2002
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                         ------------     ------------     ------------     ------------
                                                            LARGE            LARGE
                                                       CAPITALIZATION   CAPITALIZATION        SMALL        INTERNATIONAL
                                                            VALUE            GROWTH      CAPITALIZATION       EQUITY
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         ------------     ------------     ------------     ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 60,272,518     $ 45,821,972     $ 32,468,316     $ 13,872,296
Cash                                                             --            985,555           25,831        1,425,862
Interest and dividends receivable                             138,951           43,010           39,686           39,525
Receivable for capital shares issued                            4,768            7,943            1,737            1,218
Receivable from brokers for investments sold                1,249,434             --            536,013          458,794
Prepaid expenses and other assets                             133,450           98,999           45,304          108,287
     Total Assets                                          61,799,121       46,957,479       33,116,887       15,905,982


LIABILITIES:
Payable to Manager                                             33,662           26,036           16,994           10,401
Payable for investments purchased                             486,593             --          1,007,795          465,306
Payable for shares of beneficial
     interest redeemed                                         88,535           59,337        1,366,972        1,269,075
Administration fee payable                                      7,629            5,904            3,846            2,027
Other payables and accrued expenses                            17,244           30,045           61,482           26,368
Cash Overdraft                                                 80,057             --               --               --
     Total Liabilities                                        713,720          121,322        2,457,089        1,773,177


NET ASSETS:
Shares of beneficial interest at par value                     47,015           41,254           29,942           19,995
Paid-in-surplus                                            83,916,687       70,988,611       29,924,302       24,641,177
Accumulated undistributed net investment
     income (loss)                                              1,896            1,896            1,896           (2,289)
Accumulated net realized gains (losses)
     on investments                                       (16,034,675)     (21,246,925)       2,039,788       (4,719,308)
Net unrealized appreciation (depreciation)
     on investments                                        (6,845,522)      (2,948,679)      (1,336,130)      (5,806,770)
     Total Net Assets                                    $ 61,085,401     $ 46,836,157     $ 30,659,798     $ 14,132,805



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 57,693,907     $ 44,237,540     $ 29,037,282     $ 13,484,686
     Shares of Beneficial interest outstanding              4,432,862        3,888,647        2,829,941        1,904,817
     Net asset value and offering price per
         Share                                           $      13.02     $      11.38     $      10.26     $       7.08


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    651,808     $    547,438     $    408,669     $    132,153
     Shares of Beneficial interest outstanding                 51,613           49,943           41,441           19,259
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.96     $       9.86     $       6.86


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,739,686     $  2,051,179     $  1,213,847     $    515,966
     Shares of Beneficial interest outstanding                216,958          186,735          122,743           75,341
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.98     $       9.89     $       6.85

                                                       --------------     ------------    ------------
                                                                                              U.S.
                                                         INVESTMENT                        GOVERNMENT
                                                          QUALITY           MUNICIPAL        MONEY
                                                            BOND              BOND          MARKET
                                                          PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                       --------------     ------------    ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 31,963,667     $ 12,894,478     $ 36,507,520
Cash                                                          495,771          511,367            --
Interest and dividends receivable                             391,003          115,263            --
Receivable for capital shares issued                          849,113             --          2,410,198
Receivable from brokers for investments sold                     --             80,000            --
Prepaid expenses and other assets                              50,788           16,869          133,465
     Total Assets                                          33,750,342       13,617,977       39,051,183


LIABILITIES:
Payable to Manager                                             15,037            3,642           14,734
Payable for investments purchased                                --          3,101,720            --
Payable for shares of beneficial
     interest redeemed                                         22,214                1           27,220
Administration fee payable                                       --                --              --
Other payables and accrued expenses                            10,272           12,993           61,428
Cash Overdraft                                                                     --            27,668
     Total Liabilities                                         47,523        3,118,356          131,050


NET ASSETS:
Shares of beneficial interest at par value                     31,480            9,875          171,510
Paid-in-surplus                                            31,837,160       10,210,846       38,746,728
Accumulated undistributed net investment
     income (loss)                                            (41,490)           1,896            1,895
Accumulated net realized gains (losses)
     on investments                                           292,855            1,757            --
Net unrealized appreciation (depreciation)
     on investments                                         1,582,814          275,247            --
     Total Net Assets                                    $ 33,702,819     $ 10,499,621     $ 38,920,133



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 30,847,032     $  9,681,205     $ 37,480,716
     Shares of Beneficial interest outstanding              2,881,201          910,669       37,581,717
     Net asset value and offering price per
         Share                                           $      10.71     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    453,038     $     23,918     $     97,028
     Shares of Beneficial interest outstanding                 42,337            2,250           97,385
     Net asset value and offering price per
         Share (a)                                       $      10.70     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,402,749     $    794,498     $  1,342,389
     Shares of Beneficial interest outstanding                224,366           74,533        1,344,827
     Net asset value and offering price per
         Share (a)                                       $      10.71     $      10.66     $       1.00



----------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.


See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

                                            ------------     ------------     ------------     ------------

                                              LARGE            LARGE
                                          CAPITALIZATION   CAPITALIZATION         SMALL       INTERNATIONAL
                                               VALUE           GROWTH        CAPITALIZATION      EQUITY
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                            ------------     ------------     ------------     ------------
INVESTMENT INCOME:
 Interest income                            $     41,462     $     16,841     $      9,006     $       --
 Dividend income (a)                           1,308,392          524,895          478,994          280,714
                                            ------------     ------------     ------------     ------------

 Total Investment Income                       1,349,854          541,736          488,000          280,714
                                            ------------     ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                   517,921          418,211          273,479          139,073
Administration fees (note 2c)                    108,677           92,685           58,532           26,499
Distribution & service fees (note 2d)
        Class B                                    9,701            7,962            4,498            1,984
        Class C                                   35,526           30,331           14,501            7,038
Custodian fees (note 2a)                          81,745           55,725           53,992           65,760
Professional fees                                 61,219           49,821           26,740           11,498
Trustees' fees                                    20,841           14,656            9,215            2,844
Transfer agent fees                              360,238          293,853          204,890          100,425
Registration and filing fees                      54,829           61,731           33,791           34,650
Other                                             22,892           14,320            7,075            5,750
                                            ------------     ------------     ------------     ------------
Total operating expenses                       1,273,589        1,039,295          686,713          395,521
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                             (99,232)         (76,305)         (74,548)         (56,393)
           Expense offset
           arrangement (note 2a)                  (1,527)         (22,911)          (2,408)         (35,080)
                                            ------------     ------------     ------------     ------------

Net Operating Expenses                         1,172,830          940,079          609,757          304,048
                                            ------------     ------------     ------------     ------------

Net Investment Income (Loss)                     177,024         (398,343)        (121,757)         (23,334)
                                            ------------     ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                          (13,729,678)     (18,041,622)       2,036,360       (3,348,650)
Net change in unrealized appreciation
        (depreciation) on investments         (8,627,992)       2,226,204       (2,078,696)        (667,373)
                                            ------------     ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures        (22,357,670)     (15,815,418)         (42,336)      (4,016,023)
                                            ------------     ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations    $(22,180,646)    $(16,213,761)    $   (164,093)    $ (4,039,357)
                                            ============     ============     ============     ============
                                                ------------     ------------     ------------
                                                                                     U.S.
                                                 INVESTMENT                       GOVERNMENT
                                                  QUALITY         MUNICIPAL          MONEY
                                                   BOND               BOND           MARKET
                                                 PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                ------------     ------------     ------------
Investment Income:
 Interest income                                $  1,902,254     $    416,154     $    846,490
 Dividend income (a)                                    --               --               --
                                                ------------     ------------     ------------

 Total Investment Income                           1,902,254          416,154          846,490
                                                ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                       175,475           43,913          168,076
Administration fees (note 2c)                         41,177            9,967           43,616
Distribution & service fees (note 2d)
        Class B                                        3,837              264            1,132
        Class C                                       18,208            3,788           13,098
Custodian fees (note 2a)                              45,759           65,898           64,754
Professional fees                                     21,230            2,128           24,002
Trustees' fees                                         9,597             --              8,911
Transfer agent fees                                  135,652           32,907          163,655
Registration and filing fees                          35,702           35,100           41,029
Other                                                  1,718            1,306            6,086
                                                ------------     ------------     ------------
Total operating expenses                             488,355          195,271          534,359
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                                 (24,402)         (88,883)        (105,549)
           Expense offset
           arrangement (note 2a)                     (45,759)            (721)          (1,176)
                                                ------------     ------------     ------------

Net Operating Expenses                               418,194          105,667          427,634
                                                ------------     ------------     ------------

Net Investment Income (Loss)                       1,484,060          310,487          418,856
                                                ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                                  701,059           87,268           16,451
Net change in unrealized appreciation
        (depreciation) on investments                432,217         (129,660)            --
                                                ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures              1,133,276          (42,392)          16,451
                                                ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations        $  2,617,336     $    268,095     $    435,307
                                                ============     ============     ============

(a) Net foreign withholding taxes of $6,253, $2,097, $0 and $35,300 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                         ---------------------------------  -----------------------------------
                                                            Large Capitalization Value       Large Capitalization Growth
                                                                      Portfolio                          Portfolio
                                                         ---------------------------------  -----------------------------------
                                                            Year ended        Year ended        Year ended         Year ended
                                                          August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                           -------------     -------------     -------------     -------------
OPERATIONS:
              Net investment income (loss)                 $     177,024     $     244,455     $    (398,343)    $    (618,441)
              Net realized gain (loss) on investments        (13,729,678)        6,682,983       (18,041,622)       (1,949,604)
              Net change in unrealized appreciation
              (depreciation) from investments                 (8,627,992)         (967,184)        2,226,204       (69,705,197)
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                  (22,180,646)        5,960,254       (16,213,761)      (72,273,242)
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                        (199,995)         (464,549)             --                --
                 Class B                                            --              (8,907)             --                --
                 Class C                                            --             (23,070)             --                --
           Net realized gain
                 Class I                                      (7,185,156)       (1,882,532)         (182,110)      (13,255,670)
                 Class B                                        (106,304)          (36,095)           (2,793)         (290,194)
                 Class C                                        (343,333)          (93,487)           (9,463)         (704,533)
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                             (7,834,788)       (2,508,640)         (194,366)      (14,250,397)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                      57,413,483        24,645,554        14,846,582        37,092,937
                 Class B                                         397,905           254,647           195,776           326,448
                 Class C                                       1,679,790           863,882           959,942         1,434,327
            Reinvestment of dividends and distributions
                 Class I                                       7,325,645         2,322,720           180,547        13,092,068
                 Class B                                         103,460            44,115             2,692           283,386
                 Class C                                         343,830           114,364             9,103           675,278
            Cost of shares redeemed
                 Class I                                     (55,280,339)      (29,197,422)      (25,483,114)      (41,956,878)
                 Class B                                        (671,719)         (448,506)         (602,208)         (581,590)
                 Class C                                      (1,472,266)       (1,095,176)       (1,640,095)       (1,485,063)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest           9,839,789        (2,495,822)      (11,530,775)        8,880,913
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets           (20,175,645)          955,792       (27,938,902)      (77,642,726)
NET ASSETS:
            Beginning of period                               81,261,046        80,305,254        74,775,059       152,417,785
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  61,085,401     $  81,261,046     $  46,836,157     $  74,775,059
                                                           =============     =============     =============     =============
                                                            ---------------------------------
                                                                  Small Capitalization
                                                                        Portfolio
                                                            ---------------------------------
                                                                Year ended       Year ended
                                                             August 31, 2002   August 31, 2001
                                                              -------------     -------------
OPERATIONS:
              Net investment income (loss)                    $    (121,757)    $     (85,553)
              Net realized gain (loss) on investments             2,036,360         7,056,737
              Net change in unrealized appreciation
              (depreciation) from investments                    (2,078,696)       (5,487,398)
                                                              -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                        (164,093)        1,483,786
                                                              -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                               --                --
                 Class B                                               --                --
                 Class C                                               --                --
           Net realized gain
                 Class I                                         (4,567,460)       (4,261,420)
                 Class B                                            (50,192)          (40,638)
                 Class C                                           (153,004)         (150,891)
                                                              -------------     -------------
             Total dividends and distributions
                  to shareholders                                (4,770,656)       (4,452,949)
                                                              -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                         61,391,404         9,226,950
                 Class B                                            164,638            57,104
                 Class C                                            638,324           245,981
            Reinvestment of dividends and distributions
                 Class I                                          4,537,722         4,227,358
                 Class B                                             49,442            40,060
                 Class C                                            152,564           150,741
            Cost of shares redeemed
                 Class I                                        (78,460,661)      (12,686,793)
                 Class B                                           (153,089)          (79,925)
                 Class C                                           (708,820)         (633,157)
                                                              -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest            (12,388,476)          548,319
                                                              -------------     -------------

           Total increase (decrease) in net assets              (17,323,225)       (2,420,844)
NET ASSETS:
            Beginning of period                                  47,983,023        50,403,867
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)                  $  30,659,798     $  47,983,023
                                                              =============     =============

    See accompanying notes to financial statements.

YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                        ----------------------------------   ----------------------------------
                                                                International Equity          Investment Quality Bond
                                                                      Portfolio                         Portfolio
                                                        ---------------------------------    ----------------------------------



                                                              Year ended      Year ended        Year ended         Year ended
                                                           August 31, 2002  August 31, 2001   August 31, 2002    August 31, 2001
                                                           -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)                 $     (23,334)    $    (114,613)    $   1,484,060     $   1,926,060
              Net realized gain (loss) on investments         (3,348,650)       (1,370,659)          701,059           357,026
              Net change in unrealized appreciation
              (depreciation) from investments                   (667,373)      (12,523,385)          432,217         1,618,275
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   (4,039,357)      (14,008,657)        2,617,336         3,901,361
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                            --                --          (1,458,066)       (1,846,296)
                 Class B                                            --                --             (15,000)           (6,959)
                 Class C                                            --                --             (71,121)          (72,805)
           Net realized gain
                 Class I                                            --          (2,840,645)          (67,622)             --
                 Class B                                            --             (38,164)             (861)             --
                 Class C                                            --            (127,101)           (3,680)             --
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                                   --          (3,005,910)       (1,616,350)       (1,926,060)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                     107,288,790       232,445,429        19,185,820       159,213,632
                 Class B                                           8,508            83,033           183,623           225,476
                 Class C                                         206,792         1,391,258         1,447,616           794,018
            Reinvestment of dividends and distributions
                 Class I                                            --           2,807,083         1,445,839         1,716,609
                 Class B                                            --              38,026            15,032             6,699
                 Class C                                            --             126,884            73,487            70,867
            Cost of shares redeemed
                 Class I                                    (111,999,707)     (232,979,473)      (31,170,995)     (155,537,930)
                 Class B                                        (111,040)          (52,470)          (97,194)          (27,671)
                 Class C                                        (430,742)       (1,476,934)       (1,191,132)         (311,859)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest          (5,037,399)        2,382,836       (10,107,904)        6,149,841
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets            (9,076,756)      (14,631,731)       (9,106,918)        8,125,142
NET ASSETS:
            Beginning of period                               23,209,561        37,841,292        42,809,737        34,684,595
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  14,132,805     $  23,209,561     $  33,702,819     $  42,809,737
                                                           =============     =============     =============     =============

                                                       ----------------------------------   ---------------------------------
                                                               Municipal Bond                U.S. Government Money Market
                                                                  Portfolio                         Portfolio
                                                       ---------------------------------    ---------------------------------



                                                          Year ended       Year ended       Year ended         Year ended
                                                       August 31, 2002   August 31, 2001  August 31, 2002    August 31, 2001
                                                        -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)              $     310,487     $     431,203     $     418,856     $   1,835,971
              Net realized gain (loss) on investments          87,268            36,720            16,451            31,680
              Net change in unrealized appreciation
              (depreciation) from investments                (129,660)          549,005              --                --
                                                        -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   268,095         1,016,928           435,307         1,867,651
                                                        -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                     (303,320)         (423,954)         (512,484)       (1,784,987)
                 Class B                                         (831)             (585)             (741)           (4,221)
                 Class C                                      (10,499)           (7,165)          (13,328)          (47,340)
           Net realized gain
                 Class I                                      (12,786)             --             (35,372)             --
                 Class B                                          (38)             --                (163)             --
                 Class C                                         (382)             --              (1,164)             --
                                                        -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                            (327,856)         (431,704)         (563,252)       (1,836,548)
                                                        -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                    4,847,709         7,848,104       224,028,302       164,862,688
                 Class B                                         --              23,585           151,508            96,537
                 Class C                                      594,511         1,567,322         1,230,033         4,972,997
            Reinvestment of dividends and distributions
                 Class I                                      300,339           416,967           493,400         1,717,038
                 Class B                                          808               586               864             3,950
                 Class C                                        9,553             5,792            12,699            46,213
            Cost of shares redeemed
                 Class I                                   (7,274,284)       (6,980,004)     (227,997,693)     (161,134,492)
                 Class B                                      (15,886)           (2,682)         (164,005)         (106,281)
                 Class C                                     (421,754)       (1,097,325)       (4,061,683)       (1,660,611)
                                                        -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest       (1,959,004)        1,782,345        (6,306,575)        8,798,039
                                                        -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets         (2,018,765)        2,367,569        (6,434,520)        8,829,142
NET ASSETS:
            Beginning of period                            12,518,386        10,150,817        45,354,653        36,525,511
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)            $  10,499,621     $  12,518,386     $  38,920,133     $  45,354,653
                                                        =============     =============     =============     =============

    See accompanying notes to financial statements.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Sarato ga Capital Management I, L L C (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Fox Asset Management, LLC: Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, LLC: Small Capitalization; Sterling Capital Management
Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly-owned subsidiary of The BISYS Group, Inc. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

       Currently, each Portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges, and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

       The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) VALUATION OF INVESTMENTS

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) FEDERAL INCOME TAX

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

       (c) SECURITY TRANSACTIONS AND OTHER INCOME

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis.
Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d) DIVIDENDS AND DISTRIBUTIONS

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                        INCOME
                                       DIVIDENDS          CAPITAL GAINS
                                       ----------         -------------
 Large Capitalization Value             annually            annually
 Large Capitalization Growth            annually            annually
 Small Capitalization                   annually            annually
 International Equity                   annually            annually
 Investment Quality Bond                daily *             annually
 Municipal Bond                         daily *             annually
 U.S. Government Money Market           daily *             annually
   * paid monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


       (e) ALLOCATION OF EXPENSES

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f) REPURCHASE AGREEMENTS

       The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

       (g) OTHER

       The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31, 2002, the Manager contractually waived $99,232 for Large Capitalization Value, $76,305 for Large Capitalization Growth, $74,548 for Small Capitalization, $56,393 for International Equity, $24,402 for Investment Quality Bond, $88,883 for Municipal Bond Portfolio and $105,549 for U.S. Government Money Market Portfolio.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator (exclusive of out of pocket administration fees).


       (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect August 31, 2002 for Class I were: 2.00% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30% for International Equity; 1.40% for Investment Quality Bond and Municipal Bond and 1.25% for U.S. Government Money Market. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the year ended August 31, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

       For the year ended August 31, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                          PURCHASES           SALES

       Large Capitalization Value       $65,361,085        $63,674,096
       Large Capitalization Growth       19,732,088         32,856,307
       Small Capitalization               6,776,801         22,544,379
       International Equity               4,203,006          9,864,986
       Investment Quality Bond           14,280,593         21,342,590
       Municipal Bond                     3,865,126          5,912,235

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


At August 31, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:


                                           FEDERAL
                                           TAX COST     APPRECIATION  (DEPRECIATION)        NET
Large Capitalization Value                 $67,550,940     $2,791,854     $10,070,276    ($7,278,422)
Large Capitalization Growth                 48,770,651      4,333,264       7,281,943     (2,948,679)
Small Capitalization                        33,804,446      3,203,493       4,539,623     (1,336,130)
International Equity                        19,798,960        497,015       6,423,679     (5,926,664)
Investment Quality Bond                     30,380,853      1,622,648          39,834       1,582,814
Municipal Bond                              12,619,231        275,643             396         275,247


For U.S. federal income tax, the cost of securities owned at August 31, 2002 was substantially the same as the cost of securities for financial statement purposes.

4.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                    YEAR ENDED                       YEAR ENDED
                                                  AUGUST 31, 2002                  AUGUST 31, 2001
       Large Capitalization Value
               Issued                                 3,503,395                      1,263,017
               Redeemed                              (3,470,790)                    (1,492,689)
               Reinvested from Dividends                428,651                        121,163
               Net Increase (Decrease) in Shares        461,256                       (108,509)

       Large Capitalization Growth
               Issued                                 1,060,255                      1,747,007
               Redeemed                              (1,822,966)                    (1,947,095)
               Reinvested from Dividends                 11,771                        596,447
               Net Increase (Decrease) in Shares       (750,940)                       396,359

       Small Capitalization
               Issued                                 5,505,010                        778,010
               Redeemed                              (6,943,376)                    (1,073,977)
               Reinvested from Dividends                426,478                        396,246
               Net Increase (Decrease) in Shares     (1,011,288)                       100,279

       International Equity
               Issued                                13,712,612                      22,338,847
               Redeemed                             (14,235,838)                    (22,434,886)
               Reinvested from Dividends                     --                         231,597
               Net Increase (Decrease) in Shares       (523,226)                        135,558

       Investment Quality Bond
               Issued                                 1,828,421                      15,495,063
               Redeemed                              (2,964,793)                    (15,138,851)
               Reinvested from Dividends                138,043                         168,186
               Net Increase (Decrease) in Shares       (998,329)                        524,398

       Municipal Bond
               Issued                                   460,120                         750,741
               Redeemed                                (693,543)                       (668,975)
               Reinvested from Dividends                 28,734                          40,362
               Net Increase (Decrease) in Shares       (204,689)                        122,128

       U.S. Government Money Market
               Issued                               224,028,302                     164,862,687
               Redeemed                            (227,997,693)                   (161,134,490)
               Reinvested from Dividends                493,400                       1,717,038
               Net Increase (Decrease) in Shares     (3,475,991)                      5,445,235


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:


                                                                Class B                             Class C

                                                     YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                     AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2002   AUGUST 31, 2001

       Large Capitalization Value
               Issued                                   24,322              13,310          105,322             44,868
               Redeemed                                (41,707)            (22,973)         (95,839)           (56,116)
               Reinvested from                           6,195               2,340           20,581              6,060
               Net Increase (Decrease) in Shares       (11,190)             (7,323)          30,064             (5,188)

       Large Capitalization Growth
               Issued                                   14,698              14,143           73,362             65,700
               Redeemed                                (42,396)            (34,815)        (125,129)           (71,589)
               Reinvested from Dividends                   181              13,244              610             31,452
               Net Increase (Decrease) in Shares       (27,517)             (7,448)         (51,157)            25,563
       Small Capitalization
               Issued                                   14,623               4,832           59,297             19,387
               Redeemed                                (13,953)             (7,039)         (62,788)           (55,302)
               Reinvested from Dividends                 4,795               3,833           14,755             14,384
               Net Increase (Decrease) in Shares         5,465               1,626           11,264            (21,531)

       International Equity
               Issued                                    1,057               6,880           26,044            146,674
               Redeemed                                (13,882)             (5,262)         (52,827)          (154,871)
               Reinvested from Dividends                    --               3,198               --             10,680
               Net Increase (Decrease) in Shares       (12,825)              4,816          (26,783)             2,483
       Investment Quality Bond
               Issued                                   17,605              21,948          138,435             78,412
               Redeemed                                 (9,219)             (2,706)        (113,344)           (30,496)
               Reinvested from Dividends                 1,437                 655            7,011              6,931
               Net Increase (Decrease) in Shares         9,823              19,897           32,102             54,847

       Municipal Bond
               Issued                                       --               2,272           56,700            149,489
               Redeemed                                 (1,509)               (256)         (39,835)          (104,553)
               Reinvested from Dividends                    77                  57              910                558
               Net Increase (Decrease) in Shares        (1,432)              2,073           17,775             45,494

       U.S. Government Money Market
               Issued                                  151,508              96,537        1,230,033           4,972,997
               Redeemed                               (164,005)           (106,281)      (4,061,683)         (1,660,611)
               Reinvested from Dividends                   864               3,950           12,699              46,213
               Net Increase (Decrease) in Shares       (11,634)             (5,794)      (2,818,950)          3,358,599


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


5.  FEDERAL TAX INFORMATION

During the year ended August 31, 2002, as a result of permanent book to tax differences, the Portfolios incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.


                                            Increase                 Increase
                                           (Decrease)               (Decrease)               Increase
                                          Undistributed             Accumulated             (Decrease)
                                         Net Investment            Net Realized              Paid in
                                             Income                    Gain                  Capital
Large Capitalization Value Portfolio        $(7,397)                  $88,903               $(81,506)
Large Capitalization Growth Portfolio        398,343                   (63)                 (398,280)
Small Capitalization Portfolio               121,756                   3,409                (125,165)
International Equity Portfolio               19,149                     --                   (19,149)
Investment Quality Bond Portfolio            16,742                  (16,742)                   --
Municipal Bond Portfolio                      4,163                   (4,163)                   --
U.S. Government Money Market                 108,274                  (4,478)               (103,796)
  Portfolio


The tax character of dividends and distributions paid during the year ended August 31, 2002 were as follows:


                                          Ordinary         Long-Term        Tax Exempt
                                           Income         Capital Gain        Income             Total
Large Capitalization Value Portfolio        $2,717,336        $5,117,452          $   --          $7,834,788
Large Capitalization Growth Portfolio               --           194,366              --             194,366
Small Capitalization Portfolio               4,306,519           464,137              --           4,770,656
International Equity Portfolio                      --                --              --                  --
Investment Quality Bond Portfolio            1,524,514            88,905              --           1,613,419
Municipal Bond Portfolio                            --            17,369         310,487             327,856
U.S. Government Money Market                   567,366                --              --             567,366
  Portfolio


As of August 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:


                                        Undistributed       Undistributed        Capital                          Post-October
                                          Ordinary             Long-term           Loss           Post-October      Currency
                                           Income            Capital Gain     Carryforwards          Losses          Losses
                                        -------------        ------------     -------------       ------------    ------------

Large Capitalization Value Portfolio        $    --        $       --           $        --      $(15,601,775)       $   --
Large Capitalization Growth Portfolio            --                --            (8,141,985)      (13,104,940)           --
Small Capitalization Portfolio                   --         2,039,788                    --                --            --
International Equity Portfolio                   --                --            (2,295,338)       (2,304,077)           --
Investment Quality Bond Portfolio                --           252,401                    --                --            --
Municipal Bond Portfolio                         --             1,757                    --                --            --
U.S. Government Money Market Portfolio           --                --                    --                --            --



                                           Unrealized               Total
                                          Appreciation     Distributable Earnings
                                         (Depreciation)    (Accumulated Earnings)
                                         --------------    ----------------------

Large Capitalization Value Portfolio        $(7,278,422)          $   (22,880,197)
Large Capitalization Growth Portfolio        (2,948,679)              (24,195,604)
Small Capitalization Portfolio               (1,336,130)                  703,658
International Equity Portfolio               (5,926,664)              (10,526,079)
Investment Quality Bond Portfolio             1,582,814                 1,835,215
Municipal Bond Portfolio                        275,247                   277,004
U.S. Government Money Market Portfolio               --                        --



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Portfolios' capital loss carryforwards will expire between August 31, 2009 and August 31, 2010.

Post-October losses represent losses realized on investments and foreign currency transactions occurring after October 31, 2001 that, in accordance with Federal income tax regulations the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


6. SUBSEQUENT EVENT (UNAUDITED)

On September 20, 2002, the Board of Trustees of the Saratoga Advantage Trust (the "Trust") voted to replace certain of the Trust's service providers with the following service providers:

CUSTODIAN (effective the close of business October 31, 2002):
Bank of New York
15 Broad Street
New York, NY 10286

TRANSFER AGENT (effective the close of business January 31, 2003):
Orbitex Data Services, Inc.
4020 South 147th Street, Suite 2
Omaha, NE 68137

DISTRIBUTOR (effective the close of business November 22, 2002):
Orbitex Funds Distributor, Inc.
One Station Place, Suite 7S
Stanford, CT 06902

ADMINISTRATOR (effective the close of business November 22, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

FUND ACCOUNTING (effective the close of business October 31, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                         Net Realized                        Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                        $18.89         $0.04       ($4.69)     ($4.65)        --       ($1.61)     $12.63

YEAR ENDED AUGUST 31, 2001                         18.25         (0.10)        1.31        1.21      (0.11)       (0.46)      18.89

YEAR ENDED AUGUST 31, 2000                         20.50          0.13        (0.41)      (0.28)     (0.17)       (1.80)      18.25

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)             20.21         (0.02)        0.31        0.29         --           --       20.50

                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                         (26.71%)     $652     2.40%   (1)      (0.73%)   (1)    84%

YEAR ENDED AUGUST 31, 2001                           6.63%     1,186     1.86%   (1)      (0.30)%   (1)    86%

YEAR ENDED AUGUST 31, 2000                          (1.33%)    1,280     1.78%   (1)      (0.03)%   (1)    90%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)               1.43%       172     1.72% (1,3)      (0.53%) (1,3)    67%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.50% and (0.83%) respectively, for the year ended August 31, 2002, 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.78% and (0.03%) respectively, for the year ended August 31, 2000, 2.21% and 1.02% respectively, for the year ended August 31, 1999.



                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                        Net Realized                       Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                        $14.71        ($0.10)      ($3.61)     ($3.71)        --       ($0.04)     $10.96

YEAR ENDED AUGUST 31, 2001                         32.99         (0.32)      (14.78)     (15.10)        --        (3.18)      14.71

YEAR ENDED AUGUST 31, 2000                         26.75         (0.13)        8.03        7.90         --        (1.66)      32.99

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)             24.74         (0.04)        2.05        2.01         --           --       26.75

                                                                        RATIOS
                                                                        ------



                                                               Net     Ratio of Net    Ratio of Net
                                                              Assets    Operating        Investment
                                                              End of     Expenses       Income(Loss)    Portfolio
                                                    Total     Period    To Average       to Average     Turnover
                                                   Return*    (000's)   Net Assets       Net Assets       Rate
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                         (25.29%)     $547     2.40%   (1)      (1.55%)   (1)    32%

YEAR ENDED AUGUST 31, 2001                         (48.78%)    1,140     1.85%   (1)      (1.17)%   (1)    36%

YEAR ENDED AUGUST 31, 2000                          30.22%     2,801     1.67%   (1)      (1.16)%   (1)    33%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)               8.12%       204     1.19% (1,3)      (0.73%) (1,3)    39%

(1) During the fiscal years ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.51% and (1.66%) respectively, for the year ended August 31, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.72% and (1.11%) respectively, for the year ended August 31, 2000, 3.31% and (2.86%) respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                         Net Realized                        Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
SMALL CAPITALIZATION PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                        $11.74        ($0.04)      ($0.66)     ($0.70)        --       ($1.18)      $9.86

YEAR ENDED AUGUST 31, 2001                         12.70         (0.11)        0.30        0.19         --        (1.15)      11.74

YEAR ENDED AUGUST 31, 2000                         10.04         (0.06)        2.84        2.78         --        (0.12)      12.70

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)              9.33         (0.02)        0.73        0.71         --           --       10.04

                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                          (6.42%)     $409     2.43%   (1)      (1.26%)   (1)    17%

YEAR ENDED AUGUST 31, 2001                           2.62%       422     2.08%   (1)      (0.92%)   (1)    96%

YEAR ENDED AUGUST 31, 2000                          28.17%       436     2.04%   (1)      (1.11%)   (1)    59%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)               7.61         73     1.42% (1,3)      (1.02%) (1,3)    32%


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2002, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.61% and (1.44%) respectively, for the year ended August 31, 2002, 2.09% and (0.92%) respectively, for the year ended August 31, 2001, 0.02% and 0.01% respectively, for the year ended August 31, 2000, 1.43% and (1.02%) respectively, for the year ended August 31, 1999.





                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                        Net Realized                         Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
INTERNATIONAL EQUITY PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                         $8.87        ($0.01)      ($2.00)     ($2.01)        --           --       $6.86

YEAR ENDED AUGUST 31, 2001                         15.41         (0.10)       (5.19)      (5.29)        --        (1.25)       8.87

YEAR ENDED AUGUST 31, 2000                         13.09            --         2.58        2.58      (0.08)       (0.18)      15.41

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)             12.29         (0.02)        0.82        0.80         --           --       13.09


                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
International Equity Portfolio (Class B)

Year Ended August 31, 2002                         (22.66%)     $132     2.51%   (1)      (1.03%)   (1)    24%

Year Ended August 31, 2001                         (36.40%)      285     1.99%   (1)      (0.95%)   (1)    45%

Year Ended August 31, 2000                          19.71%       420     2.02%   (1)      (0.67%)   (1)    45%

January 4, 1999 to August 31, 1999 (2)               6.51%        68     2.16% (1,3)      (0.77%) (1,3)    46%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.01% and (1.53%) respectively, for the year ended August 31, 2002, 2.18% and (0.95%) respectively, for the year ended August 31, 2001, 2.18% and (0.51%) respectively, for the year ended August 31, 2000, 2.84% and (1.45%) respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                        Net Realized                         Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                        $10.42         $0.53        $0.18       $0.71     ($0.41)      ($0.02)     $10.70

YEAR ENDED AUGUST 31, 2001                          9.89          0.42         0.53        0.95      (0.42)          --       10.42

YEAR ENDED AUGUST 31, 2000                          9.88          0.46         0.01        0.47      (0.46)          --        9.89

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)             10.29          0.28        (0.41)      (0.13)     (0.28)          --        9.88

                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                           7.04%      $453     2.23%   (1)       3.87%    (1)    46%

YEAR ENDED AUGUST 31, 2001                           9.80%       339     1.91%   (1)       4.06%    (1)    52%

YEAR ENDED AUGUST 31, 2000                           4.88%       125     1.92%   (1)       4.68%    (1)    53%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)              (1.32%)       64     1.07% (1,3)       2.23%  (1,3)    62%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.44% and 3.66% respectively, for the year ended August 31, 2002, 2.06% and 4.06% respectively, for the year ended August 31, 2001, 1.96% and 4.72% respectively, for the year ended August 31, 2000, 1.13% and 2.29% respectively, for the year ended August 31, 1999.


                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                        Net Realized                         Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
MUNICIPAL BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                        $10.66         $0.26        $0.04       $0.30     ($0.31)      ($0.02)     $10.63

YEAR ENDED AUGUST 31, 2001                         10.10          0.32         0.56        0.88      (0.32)          --       10.66

YEAR ENDED AUGUST 31, 2000                         10.00          0.34         0.16        0.50      (0.34)       (0.06)      10.10

JANUARY 4, 1999 TO AUGUST 31, 1999                 10.66          0.25        (0.66)      (0.41)     (0.25)          --       10.00
(2)


                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
MUNICIPAL BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                           2.89%       $24     2.27%   (1)       2.97%    (1)    48%

YEAR ENDED AUGUST 31, 2001                           8.85%        39     2.19%   (1)       3.02%    (1)    21%

YEAR ENDED AUGUST 31, 2000                           5.14%        16     2.19%   (1)       3.38%    (1)    12%

JANUARY 4, 1999 TO AUGUST 31, 1999                  (3.91%)        8     1.24% (1,3)       1.76%  (1,3)    23%
(2)

(1) During the fiscal year ended August 31, 2002, August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.38% and 1.86% respectively, for the year ended August 31, 2002, 2.54% and 3.02% respectively, for the year ended August 31, 2001, 3.11% and 2.78% respectively, for the year ended August 31, 2000, 1.44% and 1.96% respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                  INCOME FROM                          DIVIDENDS AND
                                                            INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                                            ---------------------                     -------------
                                                                                                            Distributions
                                                                                                                 To
                                                                        Net Realized                          Shareholders
                                                                             And                Dividends to   from Net       Net
                                                Net Asset                 Unrealized    Total   Shareholders   Realized      Asset
                                                 Value,          Net      Gain(Loss)     from     from Net       Gains       Value,
                                                Beginning     Investment      on      Investment Investment       on         End of
                                                of Period    Income(Loss) Investments Operations   Income     Investments    Period
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                         $1.00         $0.01           --       $0.01     ($0.01)          --       $1.00

YEAR ENDED AUGUST 31,  2001                         1.00          0.04           --        0.04      (0.04)          --        1.00

YEAR ENDED AUGUST 31, 2000                          1.00          0.04           --        0.04      (0.04)          --        1.00

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)              1.00          0.02           --        0.02      (0.02)          --        1.00




                                                                        RATIOS
                                                                        ------



                                                               Net    Ratio of Net    Ratio of Net
                                                              Assets   Operating       Investment
                                                              End of    Expenses      Income(Loss)    Portfolio
                                                    Total     Period   To Average      to Average     Turnover
                                                   Return*    (000's)  Net Assets      Net Assets       Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2002                           0.73%       $97     2.07%   (1)       0.35%    (1)    N/A

YEAR ENDED AUGUST 31,  2001                          3.67%       109     1.89%   (1)       3.56%    (1)    N/A

YEAR ENDED AUGUST 31, 2000                           4.10%       115     1.87%   (1)       4.06%    (1)    N/A

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)               1.94%        70     1.06% (1,3)       1.82%  (1,3)    N/A

(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.38% and 0.04% respectively, for the year ended August 31, 2002, 1.89% and 3.56% respectively, for the year ended August 31, 2001, 1.87% and 4.06% respectively, for the year ended August 31, 2000, 1.87% and 4.06% respectively, for the year ended August 31, 1999.


-------------------------------------------------------------------------------

(2) Commencement of offering.
(3) Not
Annualized.


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total Return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust ("The Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust at August 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                    ERNST & YOUNG LLP



New York, New York
October 9, 2002

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                                     LONG-TERM              DIVIDEND*
                                                  TAX              CAPITAL GAINS             RECEIVED
                                                 EXEMPT              (20% RATE)             DEDUCTION
                                            ---------------------------------------------------------------
Large Capitalization Value Portfolio                                 5,117,452               44.45%
Large Capitalization Growth Portfolio                                  194,366                   0%
Small Capitalization Portfolio                                         464,137                9.98%
International Equity Portfolio
Investment Quality Bond Portfolio                                       88,905
Municipal Bond Portfolio**                       310,487                17,369
U.S. Government Money Market Portfolio


* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

**       The Portfolio's net investment income is tax exempt.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2002. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SARATOGA ADVANTAGE TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Directors and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES


                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

Bruce E.               President,      Since 1994    Chairman, President and             7 Portfolios                 None
Ventimiglia, 47        CEO, and                      Chief Executive Officer
1101 Stewart Avenue,   Chairman of                   of Saratoga Capital
Suite 207              the Board of                  Management I, LLC
Garden City, NY 11530  Trustees *
----------------------------------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES

                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Patrick H.             Trustee         Since 1994    Partner with the law firm           7 Portfolios                 None
McCollough, 60                                       of Kelly Cawthorne
101 S. Washington
Square, 9th Floor
Lansing, MI 48933
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Udo Koopmann, 61       Trustee         Since 1997    Retired                             7 Portfolios                 None
11500 Governor's
Drive
Chapel Hill, NC 27514

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Floyd E. Seal, 53      Trustee         Since 1997    Chief Executive Officer             7 Portfolios                 None
7565 Industrial Court                                and 50% owner of
Alpharetta, GA 30004                                 TARAHILL, INC., d.b.a.
                                                     Pet Goods Manufacturing &
                                                     Imports, Alpharetta, GA;
                                                     Partner of S&W
                                                     Management, Gwinnet, GA



OFFICERS


----------------------------------------------------------------------------------------------------------------------------------
Name, Age and Address   Position(s)       Term /      Principal Occupation(s)              Number of
                         Held with      Length of       During Past 5 Years        Portfolios in Fund Complex   Other Directorships
                           Trust       Time Served                                    Overseen by Officer         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------

Stephen Ventimiglia,   Vice            Since 1994    Vice Chairman and Chief             7 Portfolios                 None
46 1101 Stewart        President And                 Investment Officer of
Avenue, Suite 207      Secretary *                   Saratoga Capital
Garden City, NY 11530                                Management I, LLC
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
William P. Marra, 51   Treasurer and   Since 1997    Chief Financial Officer             7 Portfolios                 None
1101 Stewart Avenue,   Chief                         of Saratoga Capital
Suite 207 Garden       Financial                     Management I, LLC
City, NY 11530         Officer
----------------------------------------------------------------------------------------------------------------------------------


*  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

# 524020

                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2002

                                 CLASS C SHARES

                                TABLE OF CONTENTS

Chairman's Letter...........................................  Page 1

Investment Review...........................................  Page 4

Schedules of Investments....................................  Page 17

Statements of Assets and Liabilities........................  Page 38

Statements of Operations....................................  Page 39

Statements of Changes in Net Assets.........................  Page 40

Notes to Financial Statements...............................  Page 42

Financial Highlights........................................  Page 48

Independent Auditor's Report................................  Page 52

Tax Information.............................................  Page 53

Management and Trustees Information.........................  Page 54


             THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND
                TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS

    Bruce E. Ventimiglia                                Trustee, Chairman, President & CEO
    Patrick H. McCollough                               Trustee
    Udo W. Koopmann                                     Trustee
    Floyd E. Seal                                       Trustee
    Stephen Ventimiglia                                 Vice President & Secretary
    William P. Marra                                    Treasurer & Chief Financial Officer


    INVESTMENT MANAGER                                           DISTRIBUTOR
    Saratoga Capital Management                                  Funds Distributor, Inc.
    1101 Stewart Avenue, Suite 207                               60 State Street, Suite 1300
    Garden City, NY  11530-4808                                  Boston, MA  02109


    TRANSFER AND SHAREHOLDER SERVICING AGENT                     CUSTODIAN
    State Street Bank and Trust Company                          State Street Bank and Trust Company
    P.O. Box 8514                                                P.O. Box 351
    Boston, MA  02266                                            Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

October 23, 2002


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2001 through August 31, 2002.

           HAS IRRATIONAL EXUBERANCE TURNED INTO IRRATIONAL PESSIMISM?

Unfortunately, negative stock market trends can cause emotion to dictate investment decisions instead of sound judgment. This appears to be occurring presently. In 1990 much of the headline news was focused on potential war in the Middle East and an economic downturn, as it is today. Some observations:

1) THE ECONOMY SEEMS TO BE ON THE RIGHT TRACK AS IT WAS AFTER MARCH OF 1991.

The economy from September 1990 through March 1991 was in a mild recession. After that recession ended, the Gross Domestic Product (GDP) advanced by quarterly growth rates of 2.6%, 1.3%, and 2.5%. Recently we experienced a mild recession in 2001, followed by quarterly GDP growth rates of 2.7%, 5%, and 1.3%.

2) INFLATION SEEMS TO BE UNDER CONTROL AS IT WAS IN 1992.

The inflation rate as measured by the Consumer Price Index (CPI) as of August 2002 (eleven months after the recent recession might have concluded) stands at 1.8%, down from 3.7% in January 2001. Eleven months after the recession of 1990/1991, the CPI declined to 2.6%, down from 6.3% in October 1990.

3) RETAIL SALES APPEAR TO BE HEADING IN THE RIGHT DIRECTION.

Personal Consumption Expenditures (PCE) accounts for about 70% of the growth of the GDP. Retail sales are a good proxy for PCE. January 1991 retail sales hit a year-to-year (y-t-y) low of - 2% and, by February 1992, eleven months into that expansion, retail sales advanced by 4.4% y-t-y. Retail sales bottomed at .5% y-t-y as of September 2001, and as of August 2002 retail sales grew at a healthy rate of 5.2% y-t-y.

All of these statistics appear to be growing at a normal pace for eleven months into a recovery, so why is there so much fear and uncertainty? Is it the talk of war or a return to a government budget deficit? Historically, when war has been rumored the stock market has performed poorly. Leading up to the 1990/1991 Persian Gulf War the market declined sharply. However, when we started executing a plan to overwhelm the enemy the stock market began one of its longest bull (i.e., advancing) markets. In addition, historically budget deficits have not been a negative for the market. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, the stock market has usually performed better during times of deficit than surplus. From 1926 through 2000 there were 60 years of deficits and only 15 years of surpluses, nonetheless the Standard & Poor's 500(R) stock index advanced at an average annual rate of about +11%. The stock market during many periods of surplus produced only slight gains or negative returns. However, during times of deficits the market usually performed very well. John Maynard Keynes, the namesake of Keynesian Economics, might have greeted this news positively. We believe the economy is properly positioned for this stage of its recovery. We also believe that investors should approach the stock market with well thought out investment strategies, and should not cast their strategies out into the winds of emotion.

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let's revisit some sound investment principles that can help you traverse both rising and falling markets.

                          SOUND INVESTMENT PRINCIPLES:

      1) A WELL-DESIGNED ASSET ALLOCATION STRATEGY IS THE ANCHOR FOR MANY SUCCESSFUL INVESTORS. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then DON'T LET SHORT-TERM STOCK AND BOND MARKET FLUCTUATIONS OR INVESTMENT MANIAS CHANGE YOUR LONG-TERM INVESTMENT STRATEGY - REMAIN ANCHORED. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to earn higher rates of return over the long haul than they might earn if they place money in investments that don't fluctuate in value.

      2) MANY SUCCESSFUL INVESTORS PUT PROFESSIONAL MONEY MANAGERS ON THEIR INVESTMENT TEAMS. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust's portfolios. The Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust's diversity of portfolio structure is designed to give you the opportunity to efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. FOR YOUR SERIOUS, "CORE" ASSETS, LET FULL-TIME INVESTMENT PROFESSIONALS PURCHASE AND SELL SECURITIES ON YOUR BEHALF.

      3) STAY FOCUSED ON YOUR LONG-TERM INVESTMENT GOALS. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the institutional investment advisory firms that manage the portfolios of the Trust, and the performance of money managers in general, PLEASE REMEMBER

            THAT IT IS NOT UNUSUAL FOR MANAGERS' RETURNS TO VARY SIGNIFICANTLY FROM THEIR BENCHMARK INDICES OVER SHORT-TERM MEASUREMENT PERIODS SUCH AS SEVERAL QUARTERS. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

      4) CONSIDER ADDING MONEY TO YOUR INVESTMENT PORTFOLIO WHEN IT DECLINES IN VALUE. No one can tell you for sure when a market has reached bottom. It takes courage to be a successful investor.

      5) BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY. Successful investing requires both discipline and patience.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,



Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                        Large
        Total Aggregate             Capitalization       Morningstar        S & P/Barra
     Return for the Period          Value Portfolio      Large Value           Value
     Ended August 31, 2002             (Class C)          Average(1)          Index(2)
     ---------------------             ---------          ----------          --------

 1/4/99 (inception) - 8/31/02*           -6.5%              -2.3%              -4.1%

        9/1/01 - 8/31/02                -26.8%              -15.1%             -20.6%

        3/1/02 - 8/31/02                -20.6%              -14.0%             -15.7%

*    Annualized performance for periods greater than one year


The fiscal year ended August 31, 2002 was a difficult period for the stock market as prices fell due to investor concerns about the economy and corporate accounting scandals. The market finally showed some signs of stability in August, turning slightly higher in the month. The Saratoga Large Capitalization Value Portfolio trailed its benchmarks due primarily to our investments in telecommunication services stocks, which were down sharply. We did well relative to the market with our industrial stocks. Among individual holdings, the top contributor was Wells Fargo (banking), which rose 17% in the fiscal year on solid financial results. Our largest investment, Freddie Mac (mortgage securitization), was down slightly. The company continues to deliver strong earnings growth, and we believe this growth will drive the stock over time.

The Portfolio invests in stocks priced below our estimate of their intrinsic value. New positions in the second half of the year included pharmaceutical companies Pfizer and Eli Lilly. We like both stocks not only because of their attractive valuations but also because of their new product pipelines. Also new was News Corp., in our opinion an undervalued media company that stands to benefit as the economy strengthens and advertising sales recover. Looking ahead, we are generally optimistic about the stock market despite a continued high level of volatility. Economic expansion remains on track, and the cleanup of corporate accounting is continuing apace. As economic conditions improve, we believe that persistent corporate cost-cutting and ever-higher productivity levels are setting the stage for a sustained stock market rally.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


                                  [LINE GRAPH]


             Large Cap Value C   Morningstar Large Value     S&P/Barra Value
                   $7,821                 $9,187                  $8,582

   1/1/1999       $10,000              $10,000                   $10,000
  8/31/1999       $10,154              $10,406                   $10,765
  8/31/2000       $10,014              $10,991                   $11,768
  8/31/2001       $10,677              $10,826                   $10,804
  8/31/2002       $ 7,821              $ 9,187                   $ 8,582


1. The Morningstar Large Value Average, as of August 31, 2002, consisted of 816 mutual funds comprised of large market capitalization stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                        Large
                                    Capitalization
        Total Aggregate                 Growth           Morningstar        S & P/Barra
     Return for the Period            Portfolio         Large Growth          Growth
     Ended August 31, 2002            (Class C)          Average(1)           Index(2)
     ---------------------            ---------          ----------           --------

 1/4/99 (inception) - 8/31/02*          -15.5%              -9.3%              -9.5%

       9/1/01 - 8/31/02                 -25.3%             -22.6%             -16.1%

       3/1/02 - 8/31/02                 -23.7%             -19.2%             -17.9%

*    Annualized performance for periods greater than one year

The bottom line for the last year: there has been A DISCONNECT between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of those times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high-quality growth stocks.

The big fall-off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering loses. It will take time, but we have faith that: investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the Portfolio for an economic recovery, and each position in the Portfolio is there because we believe earnings growth will occur over the next economic cycle. We still believe in the powerful positive forces of GLOBALIZATION, TECHNOLOGY, and DEMOGRAPHICS, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California


                                  [LINE GRAPH]


               Large Cap     Morningstar Large    S&P/Barra Growth
               Growth C        Growth $6,988           $6,941
                $5,397

   1/1/1999     $10,000        $10,000                $10,000
  8/31/1999     $10,825        $11,039                $10,896
  8/31/2000     $14,105        $15,413                $13,299
  8/31/2001     $ 7,225        $ 9,027                $ 8,270
  8/31/2002     $ 5,397        $ 6,988                $ 6,941


1. The Morningstar Large Growth Average, as of August 31, 2002, consisted of 1,116 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                        Small
        Total Aggregate             Capitalization        Morningstar
     Return for the Period            Portfolio           Small Blend            Russell 2000
     Ended August 31, 2002            (Class C)            Average(1)               Index(2)
     ---------------------            ---------            ---------               -------

 1/4/99 (inception) - 8/31/02*           8.1%                 4.8%                  -0.8%

       9/1/01 - 8/31/02                 -6.4%                -10.6%                 -15.4%

       3/1/02 - 8/31/02                 -8.2%                -13.0%                 -16.2%

*    Annualized performance for periods greater than one year


Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2002 were down modestly but handily outperformed the 15.4% decline posted by the small-cap Russell 2000 Index. The Portfolio's favorable relative performance is attributable to the reasonable valuations and higher-quality nature of our smaller companies during a tumultuous period that featured an historical attack on the U.S. and numerous scandals related to corporate governance.

Investor psychology is decidedly negative, as trillions of dollars of wealth have evaporated in recent years. Earnings and valuations of the overall market have been reset downward to better reflect reality, although scores of individual companies have been unduly punished in the process. Yet, as sensational as the scandals related to Arthur Andersen, Enron and WorldCom were, most managements continue to behave ethically. Additionally, the significant cost-cutting measures undertaken by many companies during the recent recession should result in healthy earnings gains with any sort of improvement in demand. The current low-interest-rate environment should help to stimulate demand and also act to improve stock valuations. At some point, this potential combination of improved earnings and higher valuations should lead to stronger stock prices.

In the meantime, we will continue to seek financially strong companies that demonstrate product leadership and can be purchased at discount valuations. Our commitment to sound analysis, discipline and prudence should bode well for your Portfolio, and we will continue to work hard to help you achieve your financial objectives.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


                Small Cap C     Morningstar Small  Russell 2000
                  $13,278        Blend $11,882       $9,727

   1/1/1999       $10,000         $10,000           $10,000
  8/31/1999       $10,782         $10,289           $10,235
  8/31/2000       $13,825         $13,143           $13,014
  8/31/2001       $14,186         $13,294           $11,502
  8/31/2002       $13,278         $11,882            $9,727

1. The Morningstar Small Blend Average, as of August 31, 2002, consisted of 266 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.

                                                             Morgan
                                      International       Stanley EAFE
         Total Aggregate                  Equity             Index
      Return for the Period             Portfolio            (U.S.
      Ended August 31, 2002             (Class C)          Dollars)(1)
      ---------------------             ---------          ----------

  1/4/99 (inception) - 8/31/02*           -12.0%             -7.3%

        9/1/01 - 8/31/02                  -22.7%             -15.0%

        3/1/02 - 8/31/02                  -13.3%             -7.2%

*    Annualized performance for periods greater than one year

Last September's terrorist attacks on the U.S. were the most startling events of the period. The immediate `flight to quality' that ensued was reflected in sharp declines by global equities. However, stock markets rallied strongly from the September 11th lows as aggressive monetary easing by the world's key central banks helped to reassure investors. Market sentiment was also buoyed by news of military successes in Afghanistan. Growth stocks in general, and technology stocks in particular, performed well.

In spite of an improvement in global economic data, the market rebound turned out to be short-lived. As we progressed throughout 2002, revelations of accounting irregularities amongst a number of large global corporations (including Enron and WorldCom) dented confidence in accounting numbers. This, coupled with concerns surrounding the sustainability of the U.S. economic recovery, weighed negatively on investor sentiment throughout the remainder of the reporting period, resulting in further losses by global equity markets.


Short-term we remain cautious favoring defensive investments in Europe while having reduced the Portfolio's exposure to Japan. However we continue to monitor Asia closely with a view to adding to our investments there.

As of August 31, 2002, the major weightings in the Portfolio were: Continental Europe, 44.8%; the United Kingdom, 21.7%; Japan, 16.9%; and Asia ex-Japan, 7.4%. Recent portfolio additions included: L'Air Liquide, the French chemical group that supplies industrial and medical gases to a range of industries and Kookmin Bank, a Korean bank.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland


                                  [LINE GRAPH]


               International Equity C      MS EAFE
                       $6,262              $7,574

   1/1/1999          $10,000               $10,000
  8/31/1999          $10,658               $10,745
  8/31/2000          $12,741               $11,771
  8/31/2001          $ 8,100               $ 8,905
  8/31/2002          $ 6,262               $ 7,574


1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This Index does not include fees and expenses, and investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the Index is used.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                                               Lipper               Lehman
                                       Investment         Short-Intermediate     Intermediate
        Total Aggregate               Quality Bond           Investment           Government/
     Return for the Period              Portfolio         Grade Debt Funds         Corporate
     Ended August 31, 2002              (Class C)             Index(1)            Bond Index(2)
     ---------------------              ---------             -------            ------------

 1/4/99 (inception) - 8/31/02*            5.5%                  6.0%                 6.9%

       9/1/01 - 8/31/02                   6.9%                  5.3%                 7.7%

       3/1/02 - 8/31/02                   4.4%                  3.0%                 4.7%

*    Annualized performance for periods greater than one year


In the annual period ended August 31, 2002, the Portfolio distributed dividends of $0.41 per share. In addition, the Saratoga Investment Quality Bond Portfolio achieved positive results for the fiscal year ended August 31, 2002.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield advantage and as a hedge against the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.9 years, and an average duration of 2.9 years in the Portfolio.

Other Portfolio statistics as of August 31, 2002 are as follows: Average yield-to-maturity was 4.2%, average coupon was 6.3% and the average Moody's Rating was Aa3 with 30 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


                                  [LINE GRAPH]


            Investment Qual.       Lipper Sh./Int.      Lehman Int. Gov't/Corp
            Bond C $12,213       Inv. Grade $12,365           $12,780


 1/1/1999       $10,000               $10,000                $10,000
8/31/1999       $ 9,908               $10,002                $ 9,941
8/31/2000       $10,392               $10,595                $10,562
8/31/2000       $11,421               $11,738                $11,861
8/31/2002       $12,213               $12,365                $12,780


1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.

                                                           Lipper General
        Total Aggregate              Municipal Bond          Municipal               Lehman
     Return for the Period              Portfolio            Debt Funds            Municipal
     Ended August 31, 2002              (Class C)             Index(1)            Bond Index(2)
     ---------------------              ---------             -------            ------------

 1/4/99 (inception) - 8/31/02*            3.4%                  4.7%                  5.9%

       9/1/01 - 8/31/02                   3.0%                  4.7%                  6.2%

       3/1/02 - 8/31/02                   2.5%                  3.8%                  4.2%

*    Annualized performance for periods greater than one year

High-quality municipal bonds provided positive returns in the fiscal year ended August 31, 2002. The market benefited throughout the year from low inflation, an uncertain economy and a flight to quality as a result of corporate accounting scandals which diminished investor interest in the stock market. Bond prices were aided further by interest rate reductions by the Federal Reserve early in the fiscal year and by indications late in the year that the Federal Reserve is unlikely to raise interest rates anytime soon. Bond prices normally move inversely to interest rates.

The Saratoga Municipal Bond Portfolio performed well, capturing some of the market's best opportunities. The Portfolio owned a sizable position in longer-term securities, which were among the top performers. Our emphasis on quality also paid off. About three-quarters of the Portfolio is invested in triple-A bonds (the highest rating), including insured securities. In addition, we had exposure to general obligation securities, one of the better-performing sectors. We believe that tax-exempt municipals currently offer attractive tax-adjusted yields relative to other securities. We also believe that the outlook for municipals remains favorable, assuming that inflation continues to be under control.

                            MUNICIPAL BOND PORTFOLIO

                                   Advised by:

                                 OpCap Advisors

                               New York, New York


                                  [LINE GRAPH]


               Municipal Bond C          Lipper Gen.       Lehman Muni. Bond
                   $11,320           Muni. Bond $11,840         $12,330

  1/1/1999         $10,000                 $10,000              $10,000
 8/31/1999         $ 9,606                 $ 9,754               $9,867
 8/31/2000         $10,083                 $10,278              $10,536
 8/31/2001         $10,988                 $11,310              $11,612
 8/31/2002         $11,320                 $11,840              $12,330


1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings Investors may not invest directly in the Index.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                      U.S. Government
                                        Money Market           90 Day T-Bills
             7-Day                       Portfolio            Average Discount
        Compound Yield                   (Class C)                  Yield
        --------------                   ---------                  -----

            8/31/02                         0.1%                    1.6%


                                      U.S. Government
        Total Aggregate                 Money Market             Lipper U.S.
     Return for the Period               Portfolio             Treasury Money
     Ended August 31, 2002               (Class C)             Market Index(1)        90 Day T-Bills
     ---------------------               ---------             --------------        --------------
 1/4/99 (inception) - 8/31/02*              2.9%                    3.9%                  4.4%
       9/1/01 - 8/31/02                     0.7%                    1.6%                  2.0%
       3/1/02 - 8/31/02                     0.1%                    0.6%                  0.9%

*    Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2002 and the average dollar-weighted Portfolio maturity was 72 days compared with a maximum allowable maturity of 90 days. During the last twelve months, the average dollar-weighted maturity of the Portfolio was 78 days. During the last four months of 2001, the Federal Reserve remained accommodative and continued lowering the cost of overnight bank borrowings by a cumulative
1.75 percentage points. Since December, the Fed Funds rate has remained steady at 1.75%. Sterling believes short-term rates are bottoming as the economy shows some signs of strengthening. However, we believe that the Federal Reserve has delayed raising short-term rates due to the volatility in the stock market.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES
         OR
      PRINCIPAL
        AMOUNT                                                    VALUE
                    COMMON STOCKS (92.87%):
                    AEROSPACE & DEFENSE (1.20%):
        19,700      Boeing Company                             $  730,279

                    BANKING (5.46%):
        78,807      FleetBoston Financial Corp.                 1,901,613
        54,200      J.P. Morgan Chase & Co.                     1,430,880
                                                                3,332,493

                    BROADCAST SERVICES AND PROGRAMMING (2.08%):
        37,200      Clear Channel Communications,               1,271,496
                    Inc. *

                    COMPUTER HARDWARE (2.13%):
       192,400      EMC Corp. *                                 1,300,624

                    COMPUTER SOFTWARE (1.08%):
        13,450      Microsoft Corp. *                             660,126

                    COSMETIC/TOILETRIES (1.76%):
        34,000      Gillette Co.                                1,072,020

                    DRUGS/MEDICAL PRODUCTS (2.19%):
        25,800      Bristol Myers Squibb Co.                      643,710
        12,000      Eli Lilly & Co.                               696,600
                                                                1,340,310

                    ELECTRIC - INTEGRATED (0.51%):
        15,600      Nisource, Inc.                                310,284

                    ELECTRONIC COMPONENTS (1.17%):
        75,600      Flextronics International Ltd. *              715,932

                    FINANCIAL SERVICES (24.68%):
        36,000      Cit Group Inc. *                              783,000
        68,200      Citigroup, Inc.                             2,233,550
        79,300      Federal Home Loan Mortgage Corp.            5,083,130
        21,100      Federal National Mortgage Association       1,598,958
        37,500      Household International, Inc.               1,354,125
        14,400      Morgan Stanley Dean Witter & Co.              615,168
        65,360      Wells Fargo & Co.                           3,411,138
                                                               15,079,069

  August 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

      SHARES
        OR
     PRINCIPAL
      AMOUNT                                                       VALUE
                    INSURANCE (5.46%):
        40,300      IMS Health, Inc.                            $  701,220
        64,200      John Hancock Financial Services,             1,948,471
                    Inc.
             1      Travelers Property Casualty                          8
                    Corp. New CL A *
             1      Travelers Property Casualty                         13
                    Corp. New CL B *
        29,500      Unumprovident Corp.                            683,220
                                                                 3,332,932

                    MEDIA/BROADCASTING (1.83%):
        62,700      EchoStar Communications Corp. *              1,116,060

                    METAL - ALUMINUM (3.25%):
        70,400      Alcan Aluminum, Ltd.                         1,982,464

                    MULTIMEDIA (0.89%):
        42,800      AOL Time Warner, Inc. *                        541,420

                    NETWORKING PRODUCTS (1.24%):
        54,700      Cisco Systems, Inc. *                          755,954

                    OIL AND GAS (3.80%):
        30,259      Chevrontexaco Corp.                          2,318,747

                    OIL AND GAS DRILLING (1.56%):
        38,800      Transocean Sedco Forex, Inc.                   950,600

                    OIL AND GAS EXPLORATION SERVICES (6.53%):
        44,100      Anadarko Petroleum Corp.                     1,968,624
        16,200      Apache Corp.                                   891,972
        21,500      Conocophillips *                             1,130,470
                                                                  3,991,06

                    PHARMACEUTICALS (2.37%):
        22,100      Pfizer, Inc.                                   731,068
        16,800      Wyeth                                          719,040
                                                                 1,450,108

                    POWER/UTILITY (4.96%):
        27,500      Duke Energy Corp.                              737,825
        48,900      Exelon Corp.                                 2,289,498
                                                                 3,027,323

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

         SHARES
           OR
        PRINCIPAL
         AMOUNT                                                      VALUE
                     RESTAURANTS (2.58%):
         66,300      McDonalds Corp.                             $ 1,575,288

                     RETAIL (8.51%):
         79,500      CVS Corp.                                     2,336,505
         89,900      Dollar General Corp.                          1,346,702
         53,600      Kroger Co. *                                    969,088
         16,200      Target Corp.                                    554,040
                                                                   5,206,335

                     SATELLITE TELECOMMUNICATIONS (2.23%):
        132,600      General Motors Corp. - Class H *              1,364,454

                     TELECOMMUNICATIONS (5.40%):
         64,400      SBC Communications, Inc.                      1,593,256
         32,700      Sprint Corp.                                    379,320
         42,800      Verizon Communications, Inc.                  1,326,800
                                                                   3,299,376

Total Common Stocks (Cost $63,404,564)                           $56,724,760

                     PREFERRED STOCK (1.00%):
                     MULTI-MEDIA (1.00%):
                     AUSTRALIA (1.00%):
         33,500      News Corp. LTD, ADR                             613,050

Total Preferred Stock (Cost $778,768)                            $   613,050

                     SHORT-TERM GOVERNMENT NOTES (4.80%):
                     STUDENT LOAN MARKETING ASSOCIATION (4.80%):
  $ 2,935,000        1.79%, 9/3/02                                  2,934,708

Total Short-Term Government Notes (Cost $2,934,708)               $ 2,934,708

Total Investments (Cost $67,118,040)                      98.67% $ 60,272,518
Other assets in excess of liabilities                      1.33%      812,883
NET ASSETS                                               100.00% $ 61,085,401
-----------
Percentages indicated are based on net assets of $61,085,401.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
      AMOUNT                                                    VALUE
                COMMON STOCKS (92.49%):
                BEVERAGES (1.69%):
      20,000    PepsiCo, Inc.                                $  791,000

                BIOMEDICAL (2.10%):
      30,000    Genentech, Inc. *                               983,700

                COMPUTER HARDWARE (4.25%):
      40,000    Dell Computer Corp. *                         1,064,400
      65,000    EMC Corp. *                                     439,400
      30,000    Veritas Software Corp. *                        485,700
                                                              1,989,500

                COMPUTER SOFTWARE (7.67%):
      18,000    Electronic Arts, Inc. *                       1,138,680
      50,000    Microsoft Corp. *                             2,454,000
                                                              3,592,680

                DATA PROCESSING SERVICES (1.94%):
      24,000    Automatic Data Processing, Inc.                 906,480

                ELECTRONICS (8.13%):
      22,000    Emerson Electric Co.                          1,073,160
     105,000    Intel Corp.                                   1,750,350
      50,000    Texas Instruments, Inc.                         985,000
                                                              3,808,510

                FINANCIAL SERVICES (7.27%):
      45,000    Citigroup, Inc.                               1,473,750
      25,000    Goldman Sachs Group, Inc.                     1,932,500
                                                              3,406,250

                INSURANCE (5.79%):
      20,000    American International Group, Inc.            1,256,000
      28,000    Marsh & McLennan Companies, Inc.              1,362,199
       1,944    Travelers Property Casualty Corp.                30,563
                New CL A *
       3,994    Travelers Property Casualty Corp.                65,070
                New CL B *
                                                              2,713,832

                MANUFACTURING (8.73%):
      97,000    General Electric Co.                          2,924,550
      17,000    Illinois Tool Works, Inc.                     1,164,840
                                                              4,089,390

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES
       OR
    PRINCIPAL
     AMOUNT                                                     VALUE
                MEDICAL INSTRUMENTS (2.11%):
      24,000    Medtronic, Inc.                               $  988,320

                MINING (2.67%):
      10,000    Minnesota Mining & Manufacturing               1,249,500
                Co.

                MULTIMEDIA (3.56%):
      45,000    AOL Time Warner, Inc. *                          569,250
      27,000    Viacom, Inc.  Class B *                        1,098,900
                                                               1,668,150

                NETWORKING PRODUCTS (4.31%):
     146,000    Cisco Systems, Inc. *                          2,017,720

                OIL/GAS (1.89%):
      25,000    Exxon Mobil Corp.                                886,250

                PHARMACEUTICALS (7.61%):
      23,000    Johnson & Johnson                              1,249,130
      70,000    Pfizer, Inc.                                   2,315,600
                                                               3,564,730

                RESTAURANTS (2.15%):
      50,000    Starbucks Corp. *                              1,005,000

                RETAIL (13.22%):
      35,000    Costco Wholesale Corp. *                       1,169,350
      32,000    Home Depot, Inc.                               1,053,760
      15,000    Kohl's Corp. *                                 1,045,800
      30,000    Wal-Mart Stores, Inc.                          1,604,400
      38,000    Walgreen Co.                                   1,320,500
                                                               6,193,810

                SEMICONDUCTOR (3.99%):
      85,000    Applied Materials, Inc. *                      1,135,600
      30,000    Novellus Systems, Inc. *                         733,800
                                                               1,869,400

                SHIPPING/TRANSPORTATION (3.41%):
      25,000    United Parcel Service, Inc.,                   1,597,750
                Class B

Total Common Stocks (Cost $46,270,651)                      $ 43,321,972

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                   VALUE
                SHORT TERM CORPORATE NOTES (5.34%):
                FINANCIAL SERVICES  (5.34%):
 $ 2,500,000    General Electric Capital Corp.              $ 2,500,000
                Discount Note, 1.77% due 9/04/02

Total Short Term Corporate Notes (Cost $2,500,000)          $ 2,500,000



Total Investments (Cost $48,770,651)                97.83% $ 45,821,972

Other assets in excess of liabilities                2.17%    1,014,185

NET ASSETS                                         100.00% $ 46,836,157
------------
Percentages indicated are based on net assets of $46,836,157.


*    Non-income producing securities.

See accompanying notes to financial statements.

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                 VALUE
-----------                                             --------
             COMMON STOCKS (97.72%):
             Automotive Equipment & Manufactuing (2.36%):
    12,000   Borg Warner, Inc.                           $ 722,880
                                                      ------------

             BIOTECHNOLOGY (2.56%):
    20,500   Cambrex Corp.                                 785,355
                                                      ------------

             CHEMICALS (2.54%):
    51,000   RPM, Inc.                                     779,280
                                                      ------------

             CONSTRUCTION (5.98%):
    33,800   Granite Construction, Inc.                    618,540
    27,000   Insituform Technologies Inc. - Class A*       431,190
    23,000   Lafarge S.A.                                  782,230
                                                      ------------
                                                         1,831,960
                                                      ------------

             CONTAINERS & PACKAGING (3.30%):
    31,500   AptarGroup, Inc.                            1,011,150
                                                      ------------

             DIVERSIFIED MANUFACTURING (3.47%):
    22,000   Teleflex, Inc.                              1,064,140
                                                      ------------

             ELECTRICAL PRODUCTS (6.04%):
    40,000   Baldor Electric Co.                           820,000
    46,000   Belden, Inc.                                  768,660
    40,600   Cable Design Technologies Corp.*              261,870
                                                      ------------
                                                         1,850,530
                                                      ------------

             Electronic Components (6.16%):
    44,500   Bel Fuse Inc., Class B                      1,050,200
    21,500   Excel Technology, Inc. *                      489,985
    17,500   Technitrol, Inc.                              348,425
                                                      ------------
                                                         1,888,610
                                                      ------------

             ENERGY & UTILITIES (6.58%):
    41,500   NUI Corp.                                     845,770
    47,000   Questar Corp.                               1,172,180
                                                      ------------
                                                         2,017,950
                                                      ------------

             HOUSEHOLD PRODUCTS (6.52%):
    42,000   Church & Dwight Co., Inc.                   1,314,600
    22,500   Libbey, Inc.                                  684,000
                                                      ------------
                                                         1,998,600

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

   SHARES
     OR
 PRINCIPAL
   AMOUNT                                                VALUE
-----------                                             --------
             INSURANCE - LIFE & HEALTH (3.86%):
    36,000   Protective Life Corp.                     $ 1,182,600
                                                      ------------

             MANUFACTURING (5.54%):
    38,000   Clarcor, Inc.                               1,166,600
    47,100   JAKKS Pacific, Inc. *                         532,696
                                                      ------------
                                                         1,699,296
                                                      ------------

             MEDICAL PRODUCTS (7.22%):
    11,000   Dentsply International, Inc.                  436,370
    22,200   Inamed Corp. *                                520,590
    33,000   PolyMedica, Corp. *                           805,860
    19,000   West Pharmaceutical Services, Inc.            454,860
                                                      ------------
                                                         2,217,680
                                                      ------------

             OIL/GAS (11.11%):
    28,000   Newfield Exploration Co. *                    949,200
    29,500   Piedmont Natural Gas Co., Inc..             1,061,705
    35,000   Vintage Petroleum, Inc.                       354,900
    51,500   XTO Energy, Inc.                            1,042,875
                                                      ------------
                                                         3,408,680
                                                      ------------

             PHARMACY SERVICES (1.53%):
    43,400   MIM Corp. *                                   468,286
                                                      ------------

             REAL ESTATE INVESTMENT TRUSTS (1.69%):
    15,400   Mack-Cali Realty Corp.                        516,670
                                                      ------------

             RESTAURANTS (5.62%):
    40,500   Applebee's International, Inc.                899,505
    28,000   Outback Steakhouse, Inc. *                    822,080
                                                      ------------
                                                         1,721,585
                                                      ------------

             RETAIL (7.01%):
    44,000   Claire's Stores, Inc.                         936,320
    22,000   Footstar, Inc. *                              236,500
    26,000   ShopKo Stores, Inc. *                         373,360
    29,000   Supervalu, Inc.                               602,330
                                                      ------------
                                                         2,148,510
                                                      ------------

             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.28%):
    30,000   Veeco Instruments Inc. *                      393,000
                                                      ------------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES
    OR
PRINCIPAL
  AMOUNT                                                VALUE
-----------                                            --------
             SEMICONDUCTOR INDUSTRY (3.26%):
     30,000  Actel Corp. *                              $ 425,100
     26,400  International Rectifier Corp. *              574,464
                                                      ------------
                                                           999,564
                                                      ------------

             TRUCKING (4.09%):
     45,500  Arkansas Best Corp. *                        936,390
     13,500  Roadway Express, Inc.                        318,600
                                                      ------------
                                                         1,254,990
                                                      ------------

                                                      ------------
Total Common Stocks (Cost $31,297,446)                $ 29,961,316
                                                      ------------

             REPURCHASE AGREEMENTS (8.18%):
$ 2,507,000  State Street Bank & Trust Company,         2,507,000
             0.65%, purchased on 8/30/02,            ------------
             due 9/3/02 with a maturity
             value of $2,507,181
             (collateralized fully by
             U.S. Treasury Note, 4.87%,
             11/15/21, value $2,562,219)


                                                     ------------
Total Repurchase Agreements (Cost $2,507,000)         $ 2,507,000
                                                     ------------

Total Investments (Cost $33,804,446)         105.90%  $32,468,316
                                                     ------------

Liabilities in excess of other assets        (5.90)%   (1,808,518)
                                                     ------------

NET ASSETS                                   100.00%  $30,659,798
                                          =========   ===========
------------

Percentages indicated are based on net assets of $30,659,798.

*  Non-income producing securities.

See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                             VALUE
                     COMMON STOCKS (98.13%):
                     AUSTRALIA (1.98%):
                     BANKING (1.98%):
        5,370        Australia & New Zealand Banking                $  279,884
                     Group, Ltd., ADR

                     FINLAND (3.01%):
                     TELECOMMUNICATIONS (3.01%):
       31,840        Nokia Corp., Sponsored ADR                        425,274

                     FRANCE (12.40%):
                     INSURANCE-MULTI-LINE (1.73%):
       17,800        AXA, ADR                                          243,860

                     MEDICAL SUPPLIES (1.78%):
        9,056        L'Air Liquide SA, ADR                             250,973

                     OIL & GAS (4.98%):
        9,895        TotalFinaElf SA, Sponsored ADR                    705,712

                     Pharmaceuticals (3.91%):
        9,380        Aventis, ADR                                      552,107

                                                                     1,752,652

                     GERMANY (7.79%):
                     Banking (2.75%):
        6,310        Deutsche Banc AG, ADR                             388,695

                     COMPUTER SOFTWARE (1.10%):
        8,094        SAP AG, ADR                                       155,810

                     Diversified Manufacturing
                     Operations (2.04%):
        6,105        Siemens AG, ADR                                   288,571

                     Insurance (1.90%):
       21,092        Allianz AG, ADR                                   268,687

                                                                     1,101,763

                     HONG KONG (1.77%):
                     EXCHANGE TRADED FUNDS (1.77%):
       32,000        iShares MSCI Hong Kong *                          250,240

                     IRELAND (2.75%):
                     BUILDING PRODUCTS - CEMENT/AGGREGATE (2.75%):
       27,100        CRH PLC, Sponsored ADR                            389,338

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                                                VALUE
                     ITALY (2.61%):
                     TELECOMMUNICATIONS (2.61%):
        4,620        Telecom Italia SpA, ADR                         $  368,676

                     JAPAN (18.20%):
                     AUDIO/VIDEO PRODUCTS (1.30%):
        4,210        Sony Corp., ADR                                    183,177

                     AUTOMOBILES & TRUCKS (1.60%):
        4,531        Toyota Motor Corp., ADR                            226,731

                     BANKING & FINANCE (1.64%):
       33,867        Mitsubishi Tokyo Financial Group,                  231,312
                     Inc., ADR

                     COSMETICS/TOILETRIES (2.58%):
        1,597        Kao Corp., ADR                                     365,694

                     FINANCE (1.77%):
        6,987        Orix Corp., ADR                                    249,785

                     IDENTIFICATION SYS/DEV (1.88%):
        2,877        Secom Co., Ltd., ADR                               265,461

                     OFFICE EQUIPMENT (2.36%):
        9,749        Canon, Inc., ADR                                   333,806

                     RETAIL (2.58%):
        9,924        Seven-Eleven Japan Ltd., ADR                       364,099

                     SOFTWARE & COMPUTER SERVICES (0.99%):
        5,441        Trend Micro, Inc., ADR *                           140,378

                     TELECOMMUNICATIONS (1.50%):
       10,676        Nippon Telegraph and Telephone                     212,559
                     Corp., ADR

                                                                      2,573,002

                     KOREA (2.47%):
                     BANKING (2.47%):
        7,600        Kookmin Bank, Sponsored ADR                        349,706

                     NETHERLANDS (6.61%):
                     ELECTRONICS (2.27%):
       15,874        Koninklijke Philips Electronics                    320,656
                     NV, ADR

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

      SHARES                                                            VALUE
                     MULTI-MEDIA (2.21%):
       12,750        VNU NV, ADR                                    $  312,585

                     TRANSPORT - AIR FREIGHT (2.13%):
       15,164        TPG NV, ADR                                       301,005

                                                                       934,246

                     SPAIN (7.11%):
                     BANKING (3.76%):
       20,750        Banco Bilbao Vizcaya Argentari, ADR               202,935
       49,587        Banco Santander Central Hispano                   328,266
                     Americano, ADR
                                                                       531,201

                     TELECOMMUNICATIONS (3.35%):
       17,177        Telefonica, ADR *                                 473,398

                                                                     1,004,599

                     SWITZERLAND (6.24%):
                     FOOD PRODUCTS (3.06%):
        8,038        Nestle, ADR                                       431,198

                     HUMAN SERVICES (1.54%):
       19,950        Adecco, ADR                                       218,032

                     PHARMACEUTICALS (1.64%):
        5,730        Novartis AG, ADR                                  232,543

                                                                       881,773

                     TAIWAN (1.78%):
                     ELECTRONICS (0.82%):
       25,300        United Microelectronics, ADR                      115,601

                     Semiconductors (0.96%):
       16,621        Taiwan Semiconductor Manufacturing                135,793
                     Co. Ltd., ADR *

                                                                       251,394

                     UNITED KINGDOM (23.41%):
                     BANKING (3.93%):
       19,200        Barclays PLC, ADR                                 554,879

                     BEVERAGES (3.27%):
        9,560        Diageo PLC, ADR                                   462,583

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                                           VALUE
                     FINANCIAL SERVICES (4.38%):
       10,830        HSBC Holdings PLC, ADR                        $    619,042

                     OIL & GAS (4.83%):
       16,832        Shell Transport & Trading Co., ADR                 683,043

                     PHARMACEUTICALS (3.92%):
       14,638        GlaxoSmithKline PLC, ADR                           554,634

                     TELECOMMUNICATIONS (3.08%):
       27,240        Vodafone Group PLC, ADR                            435,568

                                                                      3,309,749

Total Common Stocks (Cost $19,679,066)                             $ 13,872,296




Total Investments (Cost $19,679,066)                       98.13%  $ 13,872,296
Other assets in excess of liabilities                       1.87%       264,694
NET ASSETS                                                100.00%  $ 14,136,990
____________
Percentages indicated are based on net assets of $14,136,990.

*     Non-incoming producing securities.

SUMMARY OF
ABBREVIATIONS:
ADR   American Depository Receipt
See accompanying notes to financial statements

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                           VALUE
------------                                                     ---------
               ASSET BACKED SECURITIES (0.02%):
$     5,889    Residential Asset Securities Corp.,              $    5,882
               Series 1999-KS2,                                  ---------
               Class AI14, 6.795%, 10/25/23

                                                                 ---------
Total Asset Backed Securities (Cost $5,977)                          5,882
                                                                 ---------

               U.S. GOVERNMENT AGENCIES (20.19%):
               FANNIE MAE (6.24%):
  1,900,000    6.00%, 5/15/08                                    2,103,395
                                                                 ---------

               FREDDIE MAC (13.95%):
  1,000,000    5.125%, 10/15/08                                  1,060,290
  3,000,000    Series EA10, 7.625%, 5/14/10                      3,640,740
                                                                 ---------
                                                                 4,701,030
                                                                 ---------

                                                                 ---------
Total U.S. Government Agencies (Cost $6,097,497)                 6,804,425
                                                                 ---------

               U.S. TREASURY OBLIGATIONS (21.20%):
               U.S. TREASURY NOTES (21.20%):
  3,927,756    3.50%, 1/15/11                                    4,258,512
  2,700,000    5.00%, 8/15/11                                    2,888,136

                                                                 ---------
Total U.S. Treasury Obligations (Cost $6,736,726)                7,146,648
                                                                 ---------

               CORPORATE NOTES & BONDS (53.43%):
               AMUSEMENT PARKS (1.51%):
    500,000    Walt Disney Co., 4.875%, 7/2/04                     507,715
                                                                 ---------

               AUTOMOTIVE (4.60%):
  1,500,000    TRW, Inc., 6.05%, 1/15/05                         1,551,465
                                                                 ---------

               BANK, INSURANCE & Finance (1.50%):
    210,571    PNC Mortgage Securities Corp., 6.75%, 10/25/28      220,506
    277,243    PNC Mortgage Securities Corp., 7.22%,               286,425
               10/25/29                                          ---------
                                                                   506,931
                                                                 ---------
               CHEMICALS (4.70%):
  1,500,000    ICI Wilmington, Inc., 6.95%, 9/15/04              1,584,000
                                                                 ---------

               ELECTRIC UTILITIES (9.82%):
  1,000,000    Detroit Edison Co., 7.50%, 2/1/05                 1,084,270
  1,000,000    Jersey Central Power & Light, 6.375%, 5/1/03        996,570
    600,000    Public Service Electric & Gas Co., 8.875%, 6/1/03   622,650
    550,000    South Carolina Electric & Gas Co., 7.50%, 6/15/05   606,683
                                                                 ---------
                                                                 3,310,173
                                                                 ---------

August 31, 2002
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

 PRINCIPAL
  AMOUNT                                                          VALUE
------------                                                    ---------
               ELECTRONIC COMPONENTS & SEMICONDUCTORS (3.82%):
$ 1,200,000    Avnet, Inc., 8.00%, 11/15/06                    $ 1,286,988
                                                                 ---------

               FINANCIAL SERVICES (10.93%):
  1,000,000    Associates Corp. North America, 6.625%, 6/15/05   1,075,929
               Bellsouth Savings & Security Employee Stock         132,236
    128,316    Option Plan, MTNA, Series A, 9.125%, 7/1/03
     76,052    Option Plan, MTN1, Series A, 9.125%, 7/1/03          78,224
    750,000    BHP Finance USA, 7.875%, 12/1/02                    758,798
    600,000    Duke Capital Corp., 6.25%, 07/15/05                 604,368
    147,079    Guaranteed Export Trust, 6.28%, 6/15/04             152,419
    850,000    National Rural Utilities, 6.00%, 1/15/04            880,150
                                                                 ---------
                                                                 3,682,124
                                                                 ---------

               FOREST & PAPER PRODUCTS (4.61%):
  1,500,000    Scott Paper Co., 7.00%, 8/15/23                   1,552,935
                                                                 ---------

               OIL/GAS (0.83%):
    275,000    Amoco Canada Co., 7.25%, 12/1/02                    278,072
                                                                 ---------

               PHARMACEUTICALS (3.22%):
  1,000,000    American Home Products, 7.90%,                    1,085,940
               2/15/2005
                                                                 ---------

               TECHNOLOGY (3.02%):
  1,000,000    Lockheed Martin Corp., 6.75%,                     1,019,130
               3/15/2003
                                                                 ---------

               TELECOMMUNICATIONS (4.87%):
    500,000    Bell Atlantic West Virginia,                        525,315
               7.00%, 8/15/2004
    700,000    GTE Southwest Inc, 6.23%, 1/1/07                    715,596
    375,000    Pacific Bell, 7.00%, 7/15/04                        400,328
                                                                 ---------
                                                                 1,641,239
                                                                 ---------

                                                                 ---------
Total Corporate Notes & Bonds (Cost $17,540,653)                18,006,712
                                                                 ---------

Total Investments (Cost $30,380,853)               94.84%     $ 31,963,667
                                                                 ---------

Other assets in excess of liabilities               5.16%        1,739,152
                                                                 ---------

NET ASSETS                                        100.00%     $ 33,702,819
                                                =========        =========
-------------

Percentages indicated are based on net assets of $33,702,819.

See accompanying notes to financial statements

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      MUNICIPAL BONDS  (111.57%):
                      ARIZONA  (3.26%):
                      WATER/SEWER  (3.26%):
    $      350,000    Sedona, Wastewater Municipal Property, Corporate                                    $       342,731
                      Excise Tax Revenue, 4.75%, 7/1/27, MBIA                                             ---------------


                      CALIFORNIA  (16.05%):
                      HOUSING  (3.05%):
           310,000    State Housing Financing Agency, Revenue, Single                                             319,722
                      Family Mortgage Purchase Amount, Series A, Class I,                                 ---------------
                      5.30%, 8/1/18, FHA

                      POLLUTION CONTROL  (4.75%):
           500,000    Pollution Control Financing Authority, Floating, 1.81%, 9/1/20                              499,999
                                                                                                          ---------------

                      PUBLIC FACILITIES  (2.52%):
           250,000    State Public Works Board Lease Revenue, State                                               264,650
                      University Projects, Series A, 5.375%, 10/1/17                                      ---------------


                      TURNPIKE/TOLL  (1.92%):
           200,000    Foothill/Eastern Corridor Agency, Toll                                                      201,280
                       Road Revenue, 5.75%, 1/15/40                                                       ---------------

                      WATER UTILITY  (3.81%):
           400,000    Irvine Ranch Water Distribution, Floating, 1.75%, 5/1/09                                    400,000
                                                                                                          ---------------
                                                                                                                1,685,651
                                                                                                          ---------------

                      COLORADO  (4.13%):
                      HEALTH/HOSPITAL  (1.52%):
           150,000    Denver, City & County Revenue, Children's Hospital                                          159,618
                      Association Project, 6.00%, 10/1/15, FGIC                                           ---------------


                      PUBLIC FACILITIES  (2.61%):
           250,000    Denver, City & County, Excise Tax Revenue, Colorado                                         273,598
                      Convention Center Project, Series A, 5.50%, 9/1/17, FSA                             ---------------

                                                                                                          ---------------
                                                                                                                  433,216
                                                                                                          ---------------
                      DISTRICT OF COLUMBIA  (2.25%):
                      PUBLIC FACILITIES  (2.25%):
           250,000    Washington, Convention Center Authority, Dedicated                                          235,828
                      Tax Revenue, 4.75%, 10/1/28, AMBAC                                                  ---------------


                      FLORIDA  (5.70%):
                      EDUCATION  (0.36%):
            35,000    Dade County School Board Certification Participation,                                        37,729
                      Series A, 5.75%, 5/1/12                                                              --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      GENERAL OBLIGATION  (2.00%):
    $      200,000    State Board Education Cap Outlay, 5.00%, 6/1/18                                     $       209,830
                                                                                                          ----------------

                      PUBLIC FACILITIES  (3.34%):
           350,000    Miami Dade County Expwy, 4.375%, 7/1/2017                                                   350,731
                                                                                                          ---------------
                                                                                                                  598,290
                                                                                                          ---------------

                      HAWAII  (3.45%):
                      GENERAL OBLIGATION  (3.45%):
           355,000    State, GO, Series CR, 4.75%, 4/1/18                                                         361,781
                                                                                                          ---------------

                      KENTUCKY  (3.42%):
                      AIRPORT  (3.42%):
           350,000    Louisville & Jefferson County, Airport Authority, Airport                                   359,499
                      System Revenue, Series A, 5.375%, 7/1/23                                            ---------------


                      LOUISIANA  (1.59%):
                      GENERAL OBLIGATION  (1.59%):
           150,000    New Orleans, GO, 6.125%, 10/1/16, AMBAC                                                     166,581
                                                                                                          ---------------

                      MARYLAND  (3.10%):
                      WATER/SEWER  (3.10%):
           300,000    State Energy Funding Administration, Solid Waste                                            325,875
                      Disposal, LO Revenue, 6.30%, 12/1/10                                                ---------------


                      MASSACHUSETTS (3.82%):
                      GENERAL OBLIGATION  (3.82%):
           350,000    State, Series D, 5.50%, 11/1/14                                                             400,901
                                                                                                          ---------------

                      MISSOURI  (0.19%):
                      HOUSING  (0.19%):
            20,000    State Housing Development Community Mortgage, Single                                         20,425
                      Family Housing Revenue, Series C, 6.90%, 7/1/18, GNMA                               ---------------


                      NEBRASKA  (0.43%):
                      POWER/UTILITY  (0.43%):
            40,000    Omaha Public Power District, Electric Revenue,                                               45,657
                      Series C, 5.50%, 2/1/2014                                                           ---------------


                      NEVADA  (3.44%):
                      EDUCATION  (3.44%):
           350,000    Clark County School District, 5.00%, 6/15/2018                                              360,742
                                                                                                          ---------------
                                       33

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      NEW HAMPSHIRE  (2.51%):
                      HEALTH/HOSPITAL  (2.51%):
    $      250,000    State Health & Education Facilities Authority Revenue,                              $       263,148
                      Dartmouth-Hitchcock Obligation Group,                                                --------------
                       Callable 8/1/12 @ 100, 5.50%, 8/1/2027

                      NEW YORK  (9.22%):
                      GENERAL OBLIGATION  (5.71%):
           600,000    New York City, GO, Variable, Subseries A-10,                                                599,999
                      1.80%, 8/1/17, LOC:  Morgan Guaranty                                                 --------------


                      PUBLIC FACILITIES  (3.51%):
           325,000    Metro Transportation Authority Service Control, 5.50%, 7/1/15                               368,303
                                                                                                           --------------
                                                                                                                  968,302
                                                                                                           --------------

                      NORTH CAROLINA  (3.37%):
                      GENERAL OBLIGATION  (3.37%):
           350,000    Mecklenburg County, Series B, 4.50%, 2/1/18                                                 354,011
                                                                                                           --------------

                      NORTH DAKOTA  (3.54%):
                      HOUSING  (3.54%):
           362,000    State Housing Financing Agency, Revenue, Housing                                            371,466
                      Financing Program, Series C, 5.50%, 7/1/18                                           --------------


                      OHIO  (3.91%):
                      EDUCATION  (3.35%):
           350,000    Jonathan Alder LOC School District, 4.40%, 12/1/17                                          352,107
                                                                                                           --------------

                      HEALTH/HOSPITAL  (0.56%):
            50,000    Lorain County, Hospital Revenue, Regional Medical                                            58,893
                      Center, 7.75%, 11/1/13, AMBAC                                                        --------------
                                                                                                                  411,000
                                                                                                           --------------
                      OREGON  (3.81%):
                      REVENUE  (3.81%):
           400,000    Port Portland, Special Obligation, Horizon Air                                              400,000
                      Inspection Inc. Project, Revenue, 1.88%, 6/15/27                                     --------------


                      PENNSYLVANIA  (4.14%):
                      GENERAL OBLIGATION  (3.38%):
           350,000    Philadelphia, 4.90%, 9/15/20                                                                355,537
                                                                                                           --------------

                      REVENUE  (0.76%):
            75,000    Philadelphia, Municipal Authority                                                            79,458
                      Revenue, Series A, 5.625%, 11/15/14                                                  --------------

                                                                                                           --------------
                                                                                                                  434,995
                                                                                                           --------------

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      PUERTO RICO  (0.70%):
                      POWER/UTILITY  (0.70%):
    $       65,000    Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15                          $        73,535
                                                                                                           --------------

                      SOUTH CAROLINA  (3.33%):
                      POWER/UTILITY  (3.33%):
           350,000    Piedmont Municipal Power Agency                                                             350,081
                      Electric, Series A, 5.00%, 1/1/18                                                    --------------


                      TENNESSEE  (3.44%):
                      EDUCATION  (3.44%):
           350,000    State School Board Authority, 5.125%, 5/1/21                                                360,934
                                                                                                           --------------

                      TEXAS  (5.09%):
                      EDUCATION  (2.54%):
           250,000    State University, System Revenue, 5.375%, 3/15/17, FSA                                      266,652
                                                                                                           --------------

                      HOUSING  (2.07%):
           200,000    State Veterans Housing Assistance,                                                          217,499
                      GO, Series B, 5.75%, 12/1/13, FHA                                                    --------------


                      POWER/UTILITY  (0.48%):
            50,000    Brazos River Authority Revenue, 5.80%, 8/1/15                                                50,167
                                                                                                           --------------
                                                                                                                  534,318
                                                                                                           --------------

                      UTAH  (1.43%):
                      GENERAL OBLIGATION  (1.43%):
           150,000    Clearfield City, GO, 5.00%, 2/1/23, MBIA                                                    149,804
                                                                                                           --------------

                      VIRGINIA  (3.01%):
                      HOUSING  (3.01%):
           300,000    State Housing Development Authority, Revenue,                                               315,621
                      Commonwealth Mortgage, Series B, 5.40%, 1/1/15                                       --------------


                      WISCONSIN  (12.99%):
                      GENERAL OBLIGATION  (3.34%):
           350,000    Milwaukee, Series Y, 4.625%, 9/1/2019                                                       350,973
                                                                                                           --------------

                      HEALTH/HOSPITAL  (6.78%):
           300,000    State Health & Educational Authority, Revenue, Aurora                                       302,967
                      Health Care, Inc., 5.25%, 8/15/27, MBIA
           400,000    State Health & Educational Facilities Authority, Revenue,                                   408,807
                      Waukesha Memorial Hospital, Series A, 5.25%,
                      8/15/19, AMBAC
                                                                                                            --------------
                                                                                                                  711,774
                                                                                                            --------------

                                       35

August 31, 2002
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

    PRINCIPAL
      AMOUNT                                                                                                    VALUE
-------------------                                                                                         --------------
                      HOUSING  (1.19%):
    $      120,000    State Housing & Economic Development Authority,                                     $       124,717
                       Homeownership Revenue, Series F, 6.20%, 3/1/27                                      --------------


                      REVENUE  (1.68%):
           175,000    State Transportation Revenue, 4.60%, 7/1/18                                                 176,729
                                                                                                           --------------
                                                                                                                1,364,193
                                                                                                           --------------
                      WYOMING  (0.25%):
                      HOUSING  (0.25%):
            25,000    Community Development Authority Housing Revenue,                                             25,893
                      Series 1, 6.65%, 12/1/2006                                                           --------------


                                                                                                           --------------
Total Municipal Bonds                                                                                          11,714,478
                                                                                                           --------------

                      DEMAND NOTES  (11.24%):
                      NEVADA  (7.43%):
           780,000    Reno Hospital Revenue, 3.69%, 2/1/00, 1.88%, 5/15/23                                        780,000
                                                                                                           --------------

                      WYOMING  (3.81%):
           400,000    Lincoln County PCR, Series C, Exxon Co. Project,                                            400,000
                      3.65%, 2/1/00, 1.72%, 11/1/2014                                                      --------------


Total Demand Notes                                                                                              1,180,000
                                                                                                           --------------

Total Investments (Cost $12,619,231)                                                           122.81%    $    12,894,478
                                                                                                           ==============

Liabilities in excess of other assets                                                          (22.81)%        (2,394,857)
                                                                                                           ==============

NET ASSETS                                                                                     100.00%    $    10,499,621
                                                                                     ==================    ==============


------------
Percentages indicated are based on net assets of $10,499,621.


AMBAC                 Insured by AMBAC Indemnity Corporation
FGIC                  Insured by Financial Guaranty Insurance Corporation
FHA                   Federal Housing Administration
FSA                   Insured by Federal Security Assurance
GNMA                  Insured by Government National Mortgage Association
GO                    General Obligation
LO                    Limited Obligation
LOC                   Letter of Credit
MBIA                  Insured by Municipal Bond Insurance Association

See notes to accompanying financial statements.

August 31, 2002
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

    PRINCIPAL
     AMOUNT                                                                                                  VALUE
------------------                                                                                      -----------------
                      U.S. GOVERNMENT NOTES  (93.80%):

                      FEDERAL FARM CREDIT BANK DISCOUNT NOTES  (9.33%):
   $    3,637,000     1.68%, 10/1/02                                                                     $     3,631,908
                                                                                                        -----------------

                      FEDERAL HOME LOAN BANK DISCOUNT NOTES  (26.66%):
          235,000     1.72%, 10/2/02                                                                             234,652
        1,695,000     1.73%, 10/9/02                                                                           1,691,905
        1,250,000     1.72%, 10/11/02                                                                          1,247,611
        1,124,000     1.95%, 10/16/02                                                                          1,121,260
        3,000,000     1.63%, 11/20/02                                                                          2,989,133
        3,110,000     1.63%, 1/10/03                                                                           3,091,554
                                                                                                        -----------------
                                                                                                              10,376,115
                                                                                                        -----------------

                      FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (27.94%):
          175,000     1.68%, 9/10/02                                                                             174,927
        1,430,000     1.73%, 9/30/02                                                                           1,428,007
        3,500,000     1.67%, 10/15/02                                                                          3,492,856
        1,325,000     2.06%, 12/20/02                                                                          1,316,660
        1,990,000     1.70%, 12/30/02                                                                          1,978,723
        2,500,000     1.64%, 1/31/03                                                                           2,482,689
                                                                                                        -----------------
                                                                                                              10,873,862
                                                                                                        -----------------

                      FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES  (29.87%):
        2,280,000     1.82%, 2/20/02                                                                           2,276,427
        1,535,000     1.725%, 10/10/02                                                                         1,532,131
        2,245,000     1.61%, 10/23/02                                                                          2,239,779
        3,625,000     1.70%, 11/6/02                                                                           3,613,702
          380,000     1.88%, 11/27/02                                                                            378,274
          160,000     1.77%, 12/18/02                                                                            159,150
          420,000     1.60%, 2/12/03                                                                             416,939
        1,020,000     2.00%, 3/10/03                                                                           1,009,233
                                                                                                        -----------------
                                                                                                              11,625,635
                                                                                                        -----------------

                      Total U.S. Government Notes (Cost $36,507,520)                                     $    36,507,520
                                                                                                        -----------------

Total Investments (Cost $36,507,520)                                                             93.80%  $    36,507,520
                                                                                                        -----------------

Other assets in excess of liabilities                                                             6.20%        2,412,613
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                100.00%  $    38,920,133
                                                                                                        =================

----------------------
Percentages indicated are based on net assets of $38,920,133.


See accompanying notes to financial statements.

August 31, 2002
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                         ------------     ------------     ------------     ------------
                                                            LARGE            LARGE
                                                       CAPITALIZATION   CAPITALIZATION        SMALL        INTERNATIONAL
                                                            VALUE            GROWTH      CAPITALIZATION       EQUITY
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         ------------     ------------     ------------     ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 60,272,518     $ 45,821,972     $ 32,468,316     $ 13,872,296
Cash                                                             --            985,555           25,831        1,425,862
Interest and dividends receivable                             138,951           43,010           39,686           39,525
Receivable for capital shares issued                            4,768            7,943            1,737            1,218
Receivable from brokers for investments sold                1,249,434             --            536,013          458,794
Prepaid expenses and other assets                             133,450           98,999           45,304          108,287
     Total Assets                                          61,799,121       46,957,479       33,116,887       15,905,982


LIABILITIES:
Payable to Manager                                             33,662           26,036           16,994           10,401
Payable for investments purchased                             486,593             --          1,007,795          465,306
Payable for shares of beneficial
     interest redeemed                                         88,535           59,337        1,366,972        1,269,075
Administration fee payable                                      7,629            5,904            3,846            2,027
Other payables and accrued expenses                            17,244           30,045           61,482           26,368
Cash Overdraft                                                 80,057             --               --               --
     Total Liabilities                                        713,720          121,322        2,457,089        1,773,177


NET ASSETS:
Shares of beneficial interest at par value                     47,015           41,254           29,942           19,995
Paid-in-surplus                                            83,916,687       70,988,611       29,924,302       24,641,177
Accumulated undistributed net investment
     income (loss)                                              1,896            1,896            1,896           (2,289)
Accumulated net realized gains (losses)
     on investments                                       (16,034,675)     (21,246,925)       2,039,788       (4,719,308)
Net unrealized appreciation (depreciation)
     on investments                                        (6,845,522)      (2,948,679)      (1,336,130)      (5,806,770)
     Total Net Assets                                    $ 61,085,401     $ 46,836,157     $ 30,659,798     $ 14,132,805



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 57,693,907     $ 44,237,540     $ 29,037,282     $ 13,484,686
     Shares of Beneficial interest outstanding              4,432,862        3,888,647        2,829,941        1,904,817
     Net asset value and offering price per
         Share                                           $      13.02     $      11.38     $      10.26     $       7.08


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    651,808     $    547,438     $    408,669     $    132,153
     Shares of Beneficial interest outstanding                 51,613           49,943           41,441           19,259
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.96     $       9.86     $       6.86


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,739,686     $  2,051,179     $  1,213,847     $    515,966
     Shares of Beneficial interest outstanding                216,958          186,735          122,743           75,341
     Net asset value and offering price per
         Share (a)                                       $      12.63     $      10.98     $       9.89     $       6.85

                                                       --------------     ------------    ------------
                                                                                              U.S.
                                                         INVESTMENT                        GOVERNMENT
                                                          QUALITY           MUNICIPAL        MONEY
                                                            BOND              BOND          MARKET
                                                          PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                       --------------     ------------    ------------
ASSETS:
Investments, (including repurchase
Repurchase agreements, at cost
 Agreements of $0, $0, $2,507,000,
 $0, $0, $0, $0, respectively; note 1f), at
 value cost - ($67,118,040; $48,770,651; $33,804,446;
 $19,679,066; $30,380,853; $12,619,231;
and $36,507,520, respectively; note 1a)                  $ 31,963,667     $ 12,894,478     $ 36,507,520
Cash                                                          495,771          511,367            --
Interest and dividends receivable                             391,003          115,263            --
Receivable for capital shares issued                          849,113             --          2,410,198
Receivable from brokers for investments sold                     --             80,000            --
Prepaid expenses and other assets                              50,788           16,869          133,465
     Total Assets                                          33,750,342       13,617,977       39,051,183


LIABILITIES:
Payable to Manager                                             15,037            3,642           14,734
Payable for investments purchased                                --          3,101,720            --
Payable for shares of beneficial
     interest redeemed                                         22,214                1           27,220
Administration fee payable                                       --                --              --
Other payables and accrued expenses                            10,272           12,993           61,428
Cash Overdraft                                                                     --            27,668
     Total Liabilities                                         47,523        3,118,356          131,050


NET ASSETS:
Shares of beneficial interest at par value                     31,480            9,875          171,510
Paid-in-surplus                                            31,837,160       10,210,846       38,746,728
Accumulated undistributed net investment
     income (loss)                                            (41,490)           1,896            1,895
Accumulated net realized gains (losses)
     on investments                                           292,855            1,757            --
Net unrealized appreciation (depreciation)
     on investments                                         1,582,814          275,247            --
     Total Net Assets                                    $ 33,702,819     $ 10,499,621     $ 38,920,133



NET ASSET VALUE PER SHARE
     CLASS I
     Net Assets                                          $ 30,847,032     $  9,681,205     $ 37,480,716
     Shares of Beneficial interest outstanding              2,881,201          910,669       37,581,717
     Net asset value and offering price per
         Share                                           $      10.71     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS B
     Net Assets                                          $    453,038     $     23,918     $     97,028
     Shares of Beneficial interest outstanding                 42,337            2,250           97,385
     Net asset value and offering price per
         Share (a)                                       $      10.70     $      10.63     $       1.00


NET ASSET VALUE PER SHARE
     CLASS C
     Net Assets                                          $  2,402,749     $    794,498     $  1,342,389
     Shares of Beneficial interest outstanding                224,366           74,533        1,344,827
     Net asset value and offering price per
         Share (a)                                       $      10.71     $      10.66     $       1.00



----------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.


See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

                                            ------------     ------------     ------------     ------------

                                              LARGE            LARGE
                                          CAPITALIZATION   CAPITALIZATION         SMALL       INTERNATIONAL
                                               VALUE           GROWTH        CAPITALIZATION      EQUITY
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                            ------------     ------------     ------------     ------------
INVESTMENT INCOME:
 Interest income                            $     41,462     $     16,841     $      9,006     $       --
 Dividend income (a)                           1,308,392          524,895          478,994          280,714
                                            ------------     ------------     ------------     ------------

 Total Investment Income                       1,349,854          541,736          488,000          280,714
                                            ------------     ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                   517,921          418,211          273,479          139,073
Administration fees (note 2c)                    108,677           92,685           58,532           26,499
Distribution & service fees (note 2d)
        Class B                                    9,701            7,962            4,498            1,984
        Class C                                   35,526           30,331           14,501            7,038
Custodian fees (note 2a)                          81,745           55,725           53,992           65,760
Professional fees                                 61,219           49,821           26,740           11,498
Trustees' fees                                    20,841           14,656            9,215            2,844
Transfer agent fees                              360,238          293,853          204,890          100,425
Registration and filing fees                      54,829           61,731           33,791           34,650
Other                                             22,892           14,320            7,075            5,750
                                            ------------     ------------     ------------     ------------
Total operating expenses                       1,273,589        1,039,295          686,713          395,521
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                             (99,232)         (76,305)         (74,548)         (56,393)
           Expense offset
           arrangement (note 2a)                  (1,527)         (22,911)          (2,408)         (35,080)
                                            ------------     ------------     ------------     ------------

Net Operating Expenses                         1,172,830          940,079          609,757          304,048
                                            ------------     ------------     ------------     ------------

Net Investment Income (Loss)                     177,024         (398,343)        (121,757)         (23,334)
                                            ------------     ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                          (13,729,678)     (18,041,622)       2,036,360       (3,348,650)
Net change in unrealized appreciation
        (depreciation) on investments         (8,627,992)       2,226,204       (2,078,696)        (667,373)
                                            ------------     ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures        (22,357,670)     (15,815,418)         (42,336)      (4,016,023)
                                            ------------     ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations    $(22,180,646)    $(16,213,761)    $   (164,093)    $ (4,039,357)
                                            ============     ============     ============     ============
                                                ------------     ------------     ------------
                                                                                     U.S.
                                                 INVESTMENT                       GOVERNMENT
                                                  QUALITY         MUNICIPAL          MONEY
                                                   BOND               BOND           MARKET
                                                 PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                ------------     ------------     ------------
Investment Income:
 Interest income                                $  1,902,254     $    416,154     $    846,490
 Dividend income (a)                                    --               --               --
                                                ------------     ------------     ------------

 Total Investment Income                           1,902,254          416,154          846,490
                                                ------------     ------------     ------------

OPERATING EXPENSES:
Management fees (notes 2a, 2e)                       175,475           43,913          168,076
Administration fees (note 2c)                         41,177            9,967           43,616
Distribution & service fees (note 2d)
        Class B                                        3,837              264            1,132
        Class C                                       18,208            3,788           13,098
Custodian fees (note 2a)                              45,759           65,898           64,754
Professional fees                                     21,230            2,128           24,002
Trustees' fees                                         9,597             --              8,911
Transfer agent fees                                  135,652           32,907          163,655
Registration and filing fees                          35,702           35,100           41,029
Other                                                  1,718            1,306            6,086
                                                ------------     ------------     ------------
Total operating expenses                             488,355          195,271          534,359
        Less: Management fees waived
           and/or expenses assumed
           (note 2a)                                 (24,402)         (88,883)        (105,549)
           Expense offset
           arrangement (note 2a)                     (45,759)            (721)          (1,176)
                                                ------------     ------------     ------------

Net Operating Expenses                               418,194          105,667          427,634
                                                ------------     ------------     ------------

Net Investment Income (Loss)                       1,484,060          310,487          418,856
                                                ------------     ------------     ------------

REALIZED / UNREALIZED GAINS (LOSSES)
        FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
         securities                                  701,059           87,268           16,451
Net change in unrealized appreciation
        (depreciation) on investments                432,217         (129,660)            --
                                                ------------     ------------     ------------
 Net realized/unrealized gains (losses)
         from investments and futures              1,133,276          (42,392)          16,451
                                                ------------     ------------     ------------

 Net increase (decrease) in
        assets resulting from operations        $  2,617,336     $    268,095     $    435,307
                                                ============     ============     ============

(a) Net foreign withholding taxes of $6,253, $2,097, $0 and $35,300 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                         ---------------------------------  -----------------------------------
                                                            Large Capitalization Value       Large Capitalization Growth
                                                                      Portfolio                          Portfolio
                                                         ---------------------------------  -----------------------------------
                                                            Year ended        Year ended        Year ended         Year ended
                                                          August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                           -------------     -------------     -------------     -------------
OPERATIONS:
              Net investment income (loss)                 $     177,024     $     244,455     $    (398,343)    $    (618,441)
              Net realized gain (loss) on investments        (13,729,678)        6,682,983       (18,041,622)       (1,949,604)
              Net change in unrealized appreciation
              (depreciation) from investments                 (8,627,992)         (967,184)        2,226,204       (69,705,197)
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                  (22,180,646)        5,960,254       (16,213,761)      (72,273,242)
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                        (199,995)         (464,549)             --                --
                 Class B                                            --              (8,907)             --                --
                 Class C                                            --             (23,070)             --                --
           Net realized gain
                 Class I                                      (7,185,156)       (1,882,532)         (182,110)      (13,255,670)
                 Class B                                        (106,304)          (36,095)           (2,793)         (290,194)
                 Class C                                        (343,333)          (93,487)           (9,463)         (704,533)
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                             (7,834,788)       (2,508,640)         (194,366)      (14,250,397)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                      57,413,483        24,645,554        14,846,582        37,092,937
                 Class B                                         397,905           254,647           195,776           326,448
                 Class C                                       1,679,790           863,882           959,942         1,434,327
            Reinvestment of dividends and distributions
                 Class I                                       7,325,645         2,322,720           180,547        13,092,068
                 Class B                                         103,460            44,115             2,692           283,386
                 Class C                                         343,830           114,364             9,103           675,278
            Cost of shares redeemed
                 Class I                                     (55,280,339)      (29,197,422)      (25,483,114)      (41,956,878)
                 Class B                                        (671,719)         (448,506)         (602,208)         (581,590)
                 Class C                                      (1,472,266)       (1,095,176)       (1,640,095)       (1,485,063)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest           9,839,789        (2,495,822)      (11,530,775)        8,880,913
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets           (20,175,645)          955,792       (27,938,902)      (77,642,726)
NET ASSETS:
            Beginning of period                               81,261,046        80,305,254        74,775,059       152,417,785
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  61,085,401     $  81,261,046     $  46,836,157     $  74,775,059
                                                           =============     =============     =============     =============
                                                            ---------------------------------
                                                                  Small Capitalization
                                                                        Portfolio
                                                            ---------------------------------
                                                                Year ended       Year ended
                                                             August 31, 2002   August 31, 2001
                                                              -------------     -------------
OPERATIONS:
              Net investment income (loss)                    $    (121,757)    $     (85,553)
              Net realized gain (loss) on investments             2,036,360         7,056,737
              Net change in unrealized appreciation
              (depreciation) from investments                    (2,078,696)       (5,487,398)
                                                              -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                        (164,093)        1,483,786
                                                              -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                               --                --
                 Class B                                               --                --
                 Class C                                               --                --
           Net realized gain
                 Class I                                         (4,567,460)       (4,261,420)
                 Class B                                            (50,192)          (40,638)
                 Class C                                           (153,004)         (150,891)
                                                              -------------     -------------
             Total dividends and distributions
                  to shareholders                                (4,770,656)       (4,452,949)
                                                              -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                         61,391,404         9,226,950
                 Class B                                            164,638            57,104
                 Class C                                            638,324           245,981
            Reinvestment of dividends and distributions
                 Class I                                          4,537,722         4,227,358
                 Class B                                             49,442            40,060
                 Class C                                            152,564           150,741
            Cost of shares redeemed
                 Class I                                        (78,460,661)      (12,686,793)
                 Class B                                           (153,089)          (79,925)
                 Class C                                           (708,820)         (633,157)
                                                              -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest            (12,388,476)          548,319
                                                              -------------     -------------

           Total increase (decrease) in net assets              (17,323,225)       (2,420,844)
NET ASSETS:
            Beginning of period                                  47,983,023        50,403,867
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)                  $  30,659,798     $  47,983,023
                                                              =============     =============

    See accompanying notes to financial statements.

YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                        ----------------------------------   ----------------------------------
                                                                International Equity          Investment Quality Bond
                                                                      Portfolio                         Portfolio
                                                        ---------------------------------    ----------------------------------



                                                              Year ended      Year ended        Year ended         Year ended
                                                           August 31, 2002  August 31, 2001   August 31, 2002    August 31, 2001
                                                           -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)                 $     (23,334)    $    (114,613)    $   1,484,060     $   1,926,060
              Net realized gain (loss) on investments         (3,348,650)       (1,370,659)          701,059           357,026
              Net change in unrealized appreciation
              (depreciation) from investments                   (667,373)      (12,523,385)          432,217         1,618,275
                                                           -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   (4,039,357)      (14,008,657)        2,617,336         3,901,361
                                                           -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                            --                --          (1,458,066)       (1,846,296)
                 Class B                                            --                --             (15,000)           (6,959)
                 Class C                                            --                --             (71,121)          (72,805)
           Net realized gain
                 Class I                                            --          (2,840,645)          (67,622)             --
                 Class B                                            --             (38,164)             (861)             --
                 Class C                                            --            (127,101)           (3,680)             --
                                                           -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                                   --          (3,005,910)       (1,616,350)       (1,926,060)
                                                           -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                     107,288,790       232,445,429        19,185,820       159,213,632
                 Class B                                           8,508            83,033           183,623           225,476
                 Class C                                         206,792         1,391,258         1,447,616           794,018
            Reinvestment of dividends and distributions
                 Class I                                            --           2,807,083         1,445,839         1,716,609
                 Class B                                            --              38,026            15,032             6,699
                 Class C                                            --             126,884            73,487            70,867
            Cost of shares redeemed
                 Class I                                    (111,999,707)     (232,979,473)      (31,170,995)     (155,537,930)
                 Class B                                        (111,040)          (52,470)          (97,194)          (27,671)
                 Class C                                        (430,742)       (1,476,934)       (1,191,132)         (311,859)
                                                           -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest          (5,037,399)        2,382,836       (10,107,904)        6,149,841
                                                           -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets            (9,076,756)      (14,631,731)       (9,106,918)        8,125,142
NET ASSETS:
            Beginning of period                               23,209,561        37,841,292        42,809,737        34,684,595
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)               $  14,132,805     $  23,209,561     $  33,702,819     $  42,809,737
                                                           =============     =============     =============     =============

                                                       ----------------------------------   ---------------------------------
                                                               Municipal Bond                U.S. Government Money Market
                                                                  Portfolio                         Portfolio
                                                       ---------------------------------    ---------------------------------



                                                          Year ended       Year ended       Year ended         Year ended
                                                       August 31, 2002   August 31, 2001  August 31, 2002    August 31, 2001
                                                        -------------     -------------     -------------     -------------
 OPERATIONS:
              Net investment income (loss)              $     310,487     $     431,203     $     418,856     $   1,835,971
              Net realized gain (loss) on investments          87,268            36,720            16,451            31,680
              Net change in unrealized appreciation
              (depreciation) from investments                (129,660)          549,005              --                --
                                                        -------------     -------------     -------------     -------------
              Net increase (decrease) in net assets
                  resulting from operations                   268,095         1,016,928           435,307         1,867,651
                                                        -------------     -------------     -------------     -------------

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
            Net Investment income
                 Class I                                     (303,320)         (423,954)         (512,484)       (1,784,987)
                 Class B                                         (831)             (585)             (741)           (4,221)
                 Class C                                      (10,499)           (7,165)          (13,328)          (47,340)
           Net realized gain
                 Class I                                      (12,786)             --             (35,372)             --
                 Class B                                          (38)             --                (163)             --
                 Class C                                         (382)             --              (1,164)             --
                                                        -------------     -------------     -------------     -------------
             Total dividends and distributions
                  to shareholders                            (327,856)         (431,704)         (563,252)       (1,836,548)
                                                        -------------     -------------     -------------     -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
             Net proceeds from shares sold
                 Class I                                    4,847,709         7,848,104       224,028,302       164,862,688
                 Class B                                         --              23,585           151,508            96,537
                 Class C                                      594,511         1,567,322         1,230,033         4,972,997
            Reinvestment of dividends and distributions
                 Class I                                      300,339           416,967           493,400         1,717,038
                 Class B                                          808               586               864             3,950
                 Class C                                        9,553             5,792            12,699            46,213
            Cost of shares redeemed
                 Class I                                   (7,274,284)       (6,980,004)     (227,997,693)     (161,134,492)
                 Class B                                      (15,886)           (2,682)         (164,005)         (106,281)
                 Class C                                     (421,754)       (1,097,325)       (4,061,683)       (1,660,611)
                                                        -------------     -------------     -------------     -------------
           Net increase (decrease) in net assets from
           share transactions of beneficial interest       (1,959,004)        1,782,345        (6,306,575)        8,798,039
                                                        -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets         (2,018,765)        2,367,569        (6,434,520)        8,829,142
NET ASSETS:
            Beginning of period                            12,518,386        10,150,817        45,354,653        36,525,511
            End of period (including undistributed
            (overdistributed ) net investment income of
           $32,264, $1,896; $(396,447), $1,896;
           $(119,860), $1,896; $(17,253), $(2,289);
           $(17,778), $(41,490); $(2,267), $1,896;
           $(106,379), $1,895, respectively)            $  10,499,621     $  12,518,386     $  38,920,133     $  45,354,653
                                                        =============     =============     =============     =============

    See accompanying notes to financial statements.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Sarato ga Capital Management I, L L C (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Fox Asset Management, LLC: Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, LLC: Small Capitalization; Sterling Capital Management
Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly-owned subsidiary of The BISYS Group, Inc. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

       Currently, each Portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges, and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

       The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) VALUATION OF INVESTMENTS

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) FEDERAL INCOME TAX

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

       (c) SECURITY TRANSACTIONS AND OTHER INCOME

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis.
Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d) DIVIDENDS AND DISTRIBUTIONS

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                        INCOME
                                       DIVIDENDS          CAPITAL GAINS
                                       ----------         -------------
 Large Capitalization Value             annually            annually
 Large Capitalization Growth            annually            annually
 Small Capitalization                   annually            annually
 International Equity                   annually            annually
 Investment Quality Bond                daily *             annually
 Municipal Bond                         daily *             annually
 U.S. Government Money Market           daily *             annually
   * paid monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


       (e) ALLOCATION OF EXPENSES

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f) REPURCHASE AGREEMENTS

       The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

       (g) OTHER

       The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31, 2002, the Manager contractually waived $99,232 for Large Capitalization Value, $76,305 for Large Capitalization Growth, $74,548 for Small Capitalization, $56,393 for International Equity, $24,402 for Investment Quality Bond, $88,883 for Municipal Bond Portfolio and $105,549 for U.S. Government Money Market Portfolio.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator (exclusive of out of pocket administration fees).


       (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect August 31, 2002 for Class I were: 2.00% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30% for International Equity; 1.40% for Investment Quality Bond and Municipal Bond and 1.25% for U.S. Government Money Market. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the year ended August 31, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

       For the year ended August 31, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                          PURCHASES           SALES

       Large Capitalization Value       $65,361,085        $63,674,096
       Large Capitalization Growth       19,732,088         32,856,307
       Small Capitalization               6,776,801         22,544,379
       International Equity               4,203,006          9,864,986
       Investment Quality Bond           14,280,593         21,342,590
       Municipal Bond                     3,865,126          5,912,235

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


At August 31, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:


                                           FEDERAL
                                           TAX COST     APPRECIATION  (DEPRECIATION)        NET
Large Capitalization Value                 $67,550,940     $2,791,854     $10,070,276    ($7,278,422)
Large Capitalization Growth                 48,770,651      4,333,264       7,281,943     (2,948,679)
Small Capitalization                        33,804,446      3,203,493       4,539,623     (1,336,130)
International Equity                        19,798,960        497,015       6,423,679     (5,926,664)
Investment Quality Bond                     30,380,853      1,622,648          39,834       1,582,814
Municipal Bond                              12,619,231        275,643             396         275,247


For U.S. federal income tax, the cost of securities owned at August 31, 2002 was substantially the same as the cost of securities for financial statement purposes.

4.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                    YEAR ENDED                       YEAR ENDED
                                                  AUGUST 31, 2002                  AUGUST 31, 2001
       Large Capitalization Value
               Issued                                 3,503,395                      1,263,017
               Redeemed                              (3,470,790)                    (1,492,689)
               Reinvested from Dividends                428,651                        121,163
               Net Increase (Decrease) in Shares        461,256                       (108,509)

       Large Capitalization Growth
               Issued                                 1,060,255                      1,747,007
               Redeemed                              (1,822,966)                    (1,947,095)
               Reinvested from Dividends                 11,771                        596,447
               Net Increase (Decrease) in Shares       (750,940)                       396,359

       Small Capitalization
               Issued                                 5,505,010                        778,010
               Redeemed                              (6,943,376)                    (1,073,977)
               Reinvested from Dividends                426,478                        396,246
               Net Increase (Decrease) in Shares     (1,011,288)                       100,279

       International Equity
               Issued                                13,712,612                      22,338,847
               Redeemed                             (14,235,838)                    (22,434,886)
               Reinvested from Dividends                     --                         231,597
               Net Increase (Decrease) in Shares       (523,226)                        135,558

       Investment Quality Bond
               Issued                                 1,828,421                      15,495,063
               Redeemed                              (2,964,793)                    (15,138,851)
               Reinvested from Dividends                138,043                         168,186
               Net Increase (Decrease) in Shares       (998,329)                        524,398

       Municipal Bond
               Issued                                   460,120                         750,741
               Redeemed                                (693,543)                       (668,975)
               Reinvested from Dividends                 28,734                          40,362
               Net Increase (Decrease) in Shares       (204,689)                        122,128

       U.S. Government Money Market
               Issued                               224,028,302                     164,862,687
               Redeemed                            (227,997,693)                   (161,134,490)
               Reinvested from Dividends                493,400                       1,717,038
               Net Increase (Decrease) in Shares     (3,475,991)                      5,445,235


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:


                                                                Class B                             Class C

                                                     YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                     AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2002   AUGUST 31, 2001

       Large Capitalization Value
               Issued                                   24,322              13,310          105,322             44,868
               Redeemed                                (41,707)            (22,973)         (95,839)           (56,116)
               Reinvested from                           6,195               2,340           20,581              6,060
               Net Increase (Decrease) in Shares       (11,190)             (7,323)          30,064             (5,188)

       Large Capitalization Growth
               Issued                                   14,698              14,143           73,362             65,700
               Redeemed                                (42,396)            (34,815)        (125,129)           (71,589)
               Reinvested from Dividends                   181              13,244              610             31,452
               Net Increase (Decrease) in Shares       (27,517)             (7,448)         (51,157)            25,563
       Small Capitalization
               Issued                                   14,623               4,832           59,297             19,387
               Redeemed                                (13,953)             (7,039)         (62,788)           (55,302)
               Reinvested from Dividends                 4,795               3,833           14,755             14,384
               Net Increase (Decrease) in Shares         5,465               1,626           11,264            (21,531)

       International Equity
               Issued                                    1,057               6,880           26,044            146,674
               Redeemed                                (13,882)             (5,262)         (52,827)          (154,871)
               Reinvested from Dividends                    --               3,198               --             10,680
               Net Increase (Decrease) in Shares       (12,825)              4,816          (26,783)             2,483
       Investment Quality Bond
               Issued                                   17,605              21,948          138,435             78,412
               Redeemed                                 (9,219)             (2,706)        (113,344)           (30,496)
               Reinvested from Dividends                 1,437                 655            7,011              6,931
               Net Increase (Decrease) in Shares         9,823              19,897           32,102             54,847

       Municipal Bond
               Issued                                       --               2,272           56,700            149,489
               Redeemed                                 (1,509)               (256)         (39,835)          (104,553)
               Reinvested from Dividends                    77                  57              910                558
               Net Increase (Decrease) in Shares        (1,432)              2,073           17,775             45,494

       U.S. Government Money Market
               Issued                                  151,508              96,537        1,230,033           4,972,997
               Redeemed                               (164,005)           (106,281)      (4,061,683)         (1,660,611)
               Reinvested from Dividends                   864               3,950           12,699              46,213
               Net Increase (Decrease) in Shares       (11,634)             (5,794)      (2,818,950)          3,358,599


Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


5.  FEDERAL TAX INFORMATION

During the year ended August 31, 2002, as a result of permanent book to tax differences, the Portfolios incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.


                                            Increase                 Increase
                                           (Decrease)               (Decrease)               Increase
                                          Undistributed             Accumulated             (Decrease)
                                         Net Investment            Net Realized              Paid in
                                             Income                    Gain                  Capital
Large Capitalization Value Portfolio        $(7,397)                  $88,903               $(81,506)
Large Capitalization Growth Portfolio        398,343                   (63)                 (398,280)
Small Capitalization Portfolio               121,756                   3,409                (125,165)
International Equity Portfolio               19,149                     --                   (19,149)
Investment Quality Bond Portfolio            16,742                  (16,742)                   --
Municipal Bond Portfolio                      4,163                   (4,163)                   --
U.S. Government Money Market                 108,274                  (4,478)               (103,796)
  Portfolio


The tax character of dividends and distributions paid during the year ended August 31, 2002 were as follows:


                                          Ordinary         Long-Term        Tax Exempt
                                           Income         Capital Gain        Income             Total
Large Capitalization Value Portfolio        $2,717,336        $5,117,452          $   --          $7,834,788
Large Capitalization Growth Portfolio               --           194,366              --             194,366
Small Capitalization Portfolio               4,306,519           464,137              --           4,770,656
International Equity Portfolio                      --                --              --                  --
Investment Quality Bond Portfolio            1,524,514            88,905              --           1,613,419
Municipal Bond Portfolio                            --            17,369         310,487             327,856
U.S. Government Money Market                   567,366                --              --             567,366
  Portfolio


As of August 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:


                                        Undistributed       Undistributed        Capital                          Post-October
                                          Ordinary             Long-term           Loss           Post-October      Currency
                                           Income            Capital Gain     Carryforwards          Losses          Losses
                                        -------------        ------------     -------------       ------------    ------------

Large Capitalization Value Portfolio        $    --        $       --           $        --      $(15,601,775)       $   --
Large Capitalization Growth Portfolio            --                --            (8,141,985)      (13,104,940)           --
Small Capitalization Portfolio                   --         2,039,788                    --                --            --
International Equity Portfolio                   --                --            (2,295,338)       (2,304,077)           --
Investment Quality Bond Portfolio                --           252,401                    --                --            --
Municipal Bond Portfolio                         --             1,757                    --                --            --
U.S. Government Money Market Portfolio           --                --                    --                --            --



                                           Unrealized               Total
                                          Appreciation     Distributable Earnings
                                         (Depreciation)    (Accumulated Earnings)
                                         --------------    ----------------------

Large Capitalization Value Portfolio        $(7,278,422)          $   (22,880,197)
Large Capitalization Growth Portfolio        (2,948,679)              (24,195,604)
Small Capitalization Portfolio               (1,336,130)                  703,658
International Equity Portfolio               (5,926,664)              (10,526,079)
Investment Quality Bond Portfolio             1,582,814                 1,835,215
Municipal Bond Portfolio                        275,247                   277,004
U.S. Government Money Market Portfolio               --                        --



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Portfolios' capital loss carryforwards will expire between August 31, 2009 and August 31, 2010.

Post-October losses represent losses realized on investments and foreign currency transactions occurring after October 31, 2001 that, in accordance with Federal income tax regulations the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

Year ended August 31, 2002
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


6. SUBSEQUENT EVENT (UNAUDITED)

On September 20, 2002, the Board of Trustees of the Saratoga Advantage Trust (the "Trust") voted to replace certain of the Trust's service providers with the following service providers:

CUSTODIAN (effective the close of business October 31, 2002):
Bank of New York
15 Broad Street
New York, NY 10286

TRANSFER AGENT (effective the close of business January 31, 2003):
Orbitex Data Services, Inc.
4020 South 147th Street, Suite 2
Omaha, NE 68137

DISTRIBUTOR (effective the close of business November 22, 2002):
Orbitex Funds Distributor, Inc.
One Station Place, Suite 7S
Stanford, CT 06902

ADMINISTRATOR (effective the close of business November 22, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

FUND ACCOUNTING (effective the close of business October 31, 2002):
Orbitex Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------


                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $18.90       $0.03        ($4.69)      ($4.66)       --        ($1.61)           $12.63    (26.75%)

YEAR ENDED AUGUST 31, 2001      18.27       (0.08)         1.28         1.20     (0.11)        (0.46)            18.90      6.62%

YEAR ENDED AUGUST 31, 2000      20.52        0.05         (0.33)       (0.28)    (0.17)        (1.80)            18.27     (1.39%)

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)          20.21        0.04          0.27         0.31        --            --             20.52      1.53%




                                                          RATIOS
                                                          ------

                                       Net         Ratio of Net    Ratio of Net
                                      Assets        Operating       Investment
                                      End of         Expenses      Income(Loss)    Portfolio
                                      Period        To Average      to Average      Turnover
                                      (000's)       Net Assets      Net Assets        Rate
                                      -------       ----------      ----------        ----

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002             $2,740        2.41% (1)      (0.72%) (1)         84%

YEAR ENDED AUGUST 31, 2001              3,532        1.86% (1)      (0.30%) (1)         86%

YEAR ENDED AUGUST 31, 2000              3,509        1.85% (1)      (0.13%) (1)         90%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                  1,138        0.61% (1,3)     0.56% (1,3)        67%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.52% and (0.83%) respectively, for the year ended August 31, 2002, 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.85% and (0.13%) respectively, for the year ended August 31, 2000, 1.41% and 1.36% respectively, for the year ended August 31, 1999.


                                              INCOME FROM                            DIVIDENDS AND
                                          INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                            Distributions
                                                                                                 to
                                                      Net Realized                          Shareholders
                                                           And                 Dividends to    from Net          Net
                             Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                               Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                             Beginning   Investment        on       Investment  Investment       on             End of    Total
                             of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                             ---------  -------------  -----------  ----------    ------     -----------        ------    -------

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $14.74      ($0.10)       ($3.62)      ($3.72)       --         ($0.04)          $10.98     (25.30%)

YEAR ENDED AUGUST 31, 2001      33.05       (0.21)       (14.92)      (15.13)       --          (3.18)           14.74     (48.78%)

YEAR ENDED AUGUST 31, 2000      26.78       (0.26)         8.19         7.93        --          (1.66)           33.05      30.30%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)          24.74       (0.10)         2.14         2.04        --             --            26.78       8.25%





                                                          RATIOS
                                                          ------

                                       Net         Ratio of Net    Ratio of Net
                                      Assets        Operating       Investment
                                      End of         Expenses      Income(Loss)    Portfolio
                                      Period        To Average      to Average      Turnover
                                      (000's)       Net Assets      Net Assets        Rate
                                      -------       ----------      ----------        ----

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)


YEAR ENDED AUGUST 31, 2002           $2,051         2.40% (1)       (1.56%) (1)         32%

YEAR ENDED AUGUST 31, 2001            3,506         1.85% (1)       (1.17%) (1)         36%

YEAR ENDED AUGUST 31, 2000            7,017         1.59% (1)       (1.06%) (1)         33%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                2,209         1.22% (1,3)     (0.82%) (1,3)       39%




(1) During the fiscal year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.52% and (1.68%) respectively, for the year ended August 31, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.63% and (1.02%) respectively, for the year ended August 31, 2000, 1.34% and 0.94% respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                               INCOME FROM                           DIVIDENDS AND
                                           INVESTMENT OPERATIONS                     DISTRIBUTIONS
                                          ---------------------                      -------------

                                                                                             Distributions
                                                                                                  to
                                                       Net Realized                          Shareholders
                                                            And                 Dividends to    from Net          Net
                              Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                                Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                              Beginning   Investment        on       Investment  Investment       on             End of    Total
                              of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                              ---------  -------------  -----------  ----------    ------     -----------        ------    -------

SMALL CAPITALIZATION PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $11.77       (0.04)        ($0.66)     ($0.70)         --        ($1.18)         $ 9.89      (6.40%)

YEAR ENDED AUGUST 31, 2001      12.73       (0.13)          0.32        0.19          --         (1.15)          11.77       2.61%

YEAR ENDED AUGUST 31, 2000      10.06       (0.07)          2.86        2.79          --         (0.12)          12.73      28.22%

JANUARY 4, 1999 TO
AUGUST 31, 1999                  9.33       (0.02)          0.75        0.73          --           --            10.06       7.82%




                                                          RATIOS
                                                          ------

                                       Net         Ratio of Net    Ratio of Net
                                      Assets        Operating       Investment
                                      End of         Expenses      Income(Loss)    Portfolio
                                      Period        To Average      to Average      Turnover
                                      (000's)       Net Assets      Net Assets        Rate
                                      -------       ----------      ----------        ----

SMALL CAPITALIZATION PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002             $1,214        2.42%   (1)      (1.25%)   (1)    17%

YEAR ENDED AUGUST 31, 2001              1,312        2.08%   (1)      (0.96%)   (1)    96%

YEAR ENDED AUGUST 31, 2000              1,693        1.72%   (1)      (0.79%)   (1)    59%

JANUARY 4, 1999 TO
AUGUST 31, 1999                           243        1.46% (1,3)      (1.09%) (1,3)    32% (2)


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2002, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.60% and (1.43%) respectively, for the year ended August 31, 2002, 2.09% and (0.96%) respectively, for the year ended August 31, 2001, 1.74% and (0.76%) respectively, for the year ended August 31, 2000, 1.56% and (1.19%) respectively, for the year ended August 31, 1999.




                                               INCOME FROM                            DIVIDENDS AND
                                           INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                       -------------

                                                                                             Distributions
                                                                                                  to
                                                       Net Realized                          Shareholders
                                                            And                 Dividends to    from Net          Net
                              Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                                Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                              Beginning   Investment        on       Investment  Investment       on             End of    Total
                              of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                              ---------  -------------  -----------  ----------    ------     -----------        ------    -------

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $8.86        ($0.01)      ($2.00)      ($2.01)         --           --             $6.85    (22.69%)

YEAR ENDED AUGUST 31, 2001     15.40         (0.11)       (5.18)       (5.29)         --        (1.25)             8.86    (36.42%)

YEAR ENDED AUGUST 31, 2000     13.10            --         2.56         2.56       (0.08)       (0.18)            15.40     19.54%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)         12.29          0.02         0.79         0.81          --           --             13.10      6.59%





                                                              RATIOS
                                                              ------

                                           Net         Ratio of Net    Ratio of Net
                                          Assets        Operating       Investment
                                          End of         Expenses      Income(Loss)    Portfolio
                                          Period        To Average      to Average      Turnover
                                          (000's)       Net Assets      Net Assets        Rate
                                          -------       ----------      ----------        ----

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002                 $516          2.52% (1)      (1.01%) (1)        24%

YEAR ENDED AUGUST 31, 2001                  905          1.99% (1)      (0.97%) (1)        45%

YEAR ENDED AUGUST 31, 2000                1,534          1.82% (1)      (0.45%) (1)        45%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                      380          1.15% (1,3)    0.20% (1,3)        46%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.03% and (1.52) respectively, for the year ended August 31, 2002, 2.18% and (0.97%) respectively, for the year ended August 31, 2001, 1.98% and (0.29%) respectively, for the year ended August 31, 2000, 1.29% and 0.34% respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                               INCOME FROM                            DIVIDENDS AND
                                           INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                       -------------

                                                                                             Distributions
                                                                                                  to
                                                       Net Realized                          Shareholders
                                                            And                 Dividends to    from Net          Net
                              Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                                Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                              Beginning   Investment        on       Investment  Investment       on             End of    Total
                              of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                              ---------  -------------  -----------  ----------    ------     -----------        ------    -------

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $10.44        $0.56          $0.14       $0.70      ($0.41)      ($0.02)          $10.71     6.93%

YEAR ENDED AUGUST 31, 2001       9.90         0.42           0.54        0.96       (0.42)          --            10.44     9.80%

YEAR ENDED AUGUST 31, 2000       9.89         0.46           0.01        0.47       (0.46)          --             9.90     4.88%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)          10.29         0.28          (0.40)      (0.12)      (0.28)          --             9.89    (1.21%)




                                                                  RATIOS
                                                                  ------

                                               Net         Ratio of Net    Ratio of Net
                                              Assets        Operating       Investment
                                              End of         Expenses      Income(Loss)    Portfolio
                                              Period        To Average      to Average      Turnover
                                              (000's)       Net Assets      Net Assets        Rate
                                              -------       ----------      ----------        ----

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002                    $2,403         2.23% (1)       3.84% (1)          46%

YEAR ENDED AUGUST 31, 2001                     2,006         1.90% (1)       4.13% (1)          52%

YEAR ENDED AUGUST 31, 2000                     1,361         1.92% (1)       4.69% (1)          53%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                           284         1.26% (1,3)     2.69% (1,3)        62%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.43% and 3.64% respectively for the year ended August 31, 2002, 2.05% and 4.13% respectively, for the year ended August 31, 2001, 1.97% and 4.74% respectively, for the year ended August 31, 2000, 1.30% and 2.73% respectively, for the year ended August 31, 1999.



                                               INCOME FROM                            DIVIDENDS AND
                                           INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                       -------------

                                                                                             Distributions
                                                                                                  to
                                                       Net Realized                          Shareholders
                                                            And                 Dividends to    from Net          Net
                              Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                                Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                              Beginning   Investment        on       Investment  Investment       on             End of    Total
                              of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                              ---------  -------------  -----------  ----------    ------     -----------        ------    -------

MUNICIPAL BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $10.67       $0.47         ($0.16)      $0.31      ($0.30)      ($0.02)          $10.66       3.02%

YEAR ENDED AUGUST 31, 2001      10.09        0.30           0.59        0.89       (0.31)          --            10.67       8.97%

YEAR ENDED AUGUST 31, 2000      10.00        0.35           0.13        0.48       (0.33)       (0.06)           10.09       4.97%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)          10.66        0.25          (0.68)      (0.43)      (0.23)          --            10.00      (4.12%)




                                                                  RATIOS
                                                                  ------

                                               Net         Ratio of Net    Ratio of Net
                                              Assets        Operating       Investment
                                              End of         Expenses      Income(Loss)    Portfolio
                                              Period        To Average      to Average      Turnover
                                              (000's)       Net Assets      Net Assets        Rate
                                              -------       ----------      ----------        ----

MUNICIPAL BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002                    $794          2.35% (1)       2.77% (1)          48%

YEAR ENDED AUGUST 31, 2001                     605          2.20% (1)       2.90% (1)          21%

YEAR ENDED AUGUST 31, 2000                     114          2.20% (1)       3.40% (1)          12%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                          38          0.68% (1,3)     2.64% (1,3)        23%




(1) During the fiscal year ended August 31, 2002, August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.31% and 1.81% respectively, for the year ended August 31, 2002, 2.52% and 2.90% respectively, for the year ended August 31, 2001, 2.84% and 2.76% respectively, for the year ended August 31, 2000, 1.82% and 3.78% respectively, for the year ended August 31, 1999.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                               INCOME FROM                            DIVIDENDS AND
                                           INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                          ---------------------                       -------------

                                                                                             Distributions
                                                                                                  to
                                                       Net Realized                          Shareholders
                                                            And                 Dividends to    from Net          Net
                              Net Asset                 Unrealized     Total    Shareholders    Realized         Asset
                                Value,       Net        Gain (Loss)    from       from Net       Gains           Value,
                              Beginning   Investment        on       Investment  Investment       on             End of    Total
                              of Period  Income (Loss)  Investments  Operations    Income     Investments        Period    Return*
                              ---------  -------------  -----------  ----------    ------     -----------        ------    -------


U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002     $1.00         $0.01         --         $0.01       ($0.01)         --             $1.00       0.72%

YEAR ENDED AUGUST 31, 2001      1.00          0.04         --          0.04        (0.04)         --              1.00       3.68%

YEAR ENDED AUGUST 31, 2000      1.00          0.04         --          0.04        (0.04)         --              1.00       4.10%

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)          1.00          0.02         --          0.02        (0.02)         --              1.00       1.99%




                                                                  RATIOS
                                                                  ------

                                               Net         Ratio of Net    Ratio of Net
                                              Assets        Operating       Investment
                                              End of         Expenses      Income(Loss)    Portfolio
                                              Period        To Average      to Average      Turnover
                                              (000's)       Net Assets      Net Assets        Rate
                                              -------       ----------      ----------        ----

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2002                    $1,342         2.01% (1)       0.73% (1)          N/A

YEAR ENDED AUGUST 31, 2001                     4,165         1.89% (1)       3.42% (1)          N/A

YEAR ENDED AUGUST 31, 2000                       805         1.87% (1)       4.11% (1)          N/A

JANUARY 4, 1999 TO
   AUGUST 31, 1999 (2)                           295         1.22% (1,3)     2.03% (1,3)        N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.26% and 0.48% respectively, for the year ended August 31, 2002, 1.90% and 3.42% respectively, for the year ended August 31, 2001, 1.87% and 4.11% respectively, for the year ended August 31, 2000, 1.26% and 2.07% respectively, for the year ended August 31, 1999.




-------------------------------------------------------------------------------

(2) Commencement of offering.
(3) Not Annualized.


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

       Total Return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust ("The Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust at August 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                    ERNST & YOUNG LLP



New York, New York
October 9, 2002

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                                     LONG-TERM              DIVIDEND*
                                                  TAX              CAPITAL GAINS             RECEIVED
                                                 EXEMPT              (20% RATE)             DEDUCTION
                                            ---------------------------------------------------------------
Large Capitalization Value Portfolio                                 5,117,452               44.45%
Large Capitalization Growth Portfolio                                  194,366                   0%
Small Capitalization Portfolio                                         464,137                9.98%
International Equity Portfolio
Investment Quality Bond Portfolio                                       88,905
Municipal Bond Portfolio**                       310,487                17,369
U.S. Government Money Market Portfolio


* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

**       The Portfolio's net investment income is tax exempt.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2002. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SARATOGA ADVANTAGE TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Directors and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES


                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

Bruce E.               President,      Since 1994    Chairman, President and             7 Portfolios                 None
Ventimiglia, 47        CEO, and                      Chief Executive Officer
1101 Stewart Avenue,   Chairman of                   of Saratoga Capital
Suite 207              the Board of                  Management I, LLC
Garden City, NY 11530  Trustees *
----------------------------------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES

                        Position(s)       Term /                                           Number of
 Name, Age and          Held with      Length of     Principal Occupation(s)      Portfolios in Fund Complex   Other Directorships
     Address              Trust       Time Served      During Past 5 Years           Overseen by Trustee         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Patrick H.             Trustee         Since 1994    Partner with the law firm           7 Portfolios                 None
McCollough, 60                                       of Kelly Cawthorne
101 S. Washington
Square, 9th Floor
Lansing, MI 48933
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Udo Koopmann, 61       Trustee         Since 1997    Retired                             7 Portfolios                 None
11500 Governor's
Drive
Chapel Hill, NC 27514

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Floyd E. Seal, 53      Trustee         Since 1997    Chief Executive Officer             7 Portfolios                 None
7565 Industrial Court                                and 50% owner of
Alpharetta, GA 30004                                 TARAHILL, INC., d.b.a.
                                                     Pet Goods Manufacturing &
                                                     Imports, Alpharetta, GA;
                                                     Partner of S&W
                                                     Management, Gwinnet, GA



OFFICERS


----------------------------------------------------------------------------------------------------------------------------------
Name, Age and Address   Position(s)       Term /      Principal Occupation(s)              Number of
                         Held with      Length of       During Past 5 Years        Portfolios in Fund Complex   Other Directorships
                           Trust       Time Served                                    Overseen by Officer         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------

Stephen Ventimiglia,   Vice            Since 1994    Vice Chairman and Chief             7 Portfolios                 None
46 1101 Stewart        President And                 Investment Officer of
Avenue, Suite 207      Secretary *                   Saratoga Capital
Garden City, NY 11530                                Management I, LLC
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
William P. Marra, 51   Treasurer and   Since 1997    Chief Financial Officer             7 Portfolios                 None
1101 Stewart Avenue,   Chief                         of Saratoga Capital
Suite 207 Garden       Financial                     Management I, LLC
City, NY 11530         Officer
----------------------------------------------------------------------------------------------------------------------------------


*  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.























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